UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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The Hartford Mutual Funds, Inc. The Hartford Mutual Funds II, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of

The Hartford Balanced Fund,
The Hartford Balanced Income Fund,
The Hartford Capital Appreciation Fund,
The Hartford Checks and Balances Fund,
The Hartford Conservative Allocation Fund,
Hartford Core Equity Fund,
The Hartford Dividend and Growth Fund,
Hartford Duration-Hedged Strategic Income Fund,
Hartford Emerging Markets Equity Fund,
The Hartford Emerging Markets Local Debt Fund,
The Hartford Equity Income Fund,
The Hartford Floating Rate Fund,
The Hartford Floating Rate High Income Fund,
The Hartford Global All-Asset Fund,
The Hartford Global Alpha Fund,
Hartford Global Capital Appreciation Fund,
Hartford Global Equity Income Fund,
The Hartford Global Real Asset Fund,
The Hartford Growth Allocation Fund,
The Hartford Healthcare Fund,
The Hartford High Yield Fund,
The Hartford Inflation Plus Fund,
Hartford International Equity Fund,
The Hartford International Growth Fund,
The Hartford International Opportunities Fund,
The Hartford International Small Company Fund,
The Hartford International Value Fund,
Hartford Long/Short Global Equity Fund,
The Hartford MidCap Fund,
The Hartford MidCap Value Fund,
Hartford Moderate Allocation Fund,
Hartford Multi-Asset Income Fund,
Hartford Municipal Income Fund,
The Hartford Municipal Opportunities Fund,
Hartford Municipal Short Duration Fund,
The Hartford Quality Bond Fund,
Hartford Real Total Return Fund,
The Hartford Short Duration Fund,
Hartford Small Cap Core Fund,
The Hartford Small Company Fund,
The Hartford Strategic Income Fund,
The Hartford Total Return Bond Fund,
The Hartford Unconstrained Bond Fund, and
The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of

The Hartford Growth Opportunities Fund,
The Hartford Municipal Real Return Fund,
The Hartford SmallCap Growth Fund, and
The Hartford Value Opportunities Fund

January 6, 2016

Dear Shareholders:

You are cordially invited to attend a Joint Annual Meeting of Shareholders (the "Meeting") of the series listed above (each a "Fund" and collectively, the "Funds") of The Hartford Mutual Funds, Inc. ("HMF") and The Hartford Mutual Funds II, Inc. ("HMF II"), each a Maryland corporation (each a "Company" and together, the "Companies"). The Meeting will take place on March 14, 2016 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC ("HFMC"), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Annual Meeting of Shareholders. As explained in the enclosed Joint Proxy Statement, the purpose of the Meeting is for the shareholders of each affected Fund to consider and vote on:

Proposal No.	Description of Proposal
1.	The election of nominees to the Boards of Directors of HMF and HMF II (together, the "Boards").
2.	The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.
3.	The approval of a change to each Fund's fundamental investment restriction on the purchase or sale of commodities.
4.	The approval of a change to each Fund's fundamental investment restriction on the purchase or sale of real estate.
5.	The approval of a change to each Fund's fundamental investment restriction on concentration of investments in a particular industry or group of industries.
6.

The approval, prospectively, of a modification to the current "manager of managers" policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

7.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Boards have reviewed the proposals and recommend that you vote FOR each proposal. The Joint Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Joint Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of HFMC, any of its affiliates, or from our proxy solicitor, Boston Financial Data Services, Inc., reminding you to vote your shares.

Very truly yours,

Edward P. Macdonald
Secretary and Chief Legal Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Joint Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What Proposals are shareholders being asked to consider at the upcoming shareholder meeting?

A. 1.   Shareholders are being asked to consider six separate matters. Proposal 1 seeks the election by shareholders of the series (each a "Fund" and collectively, the "Funds") of The Hartford Mutual Funds, Inc. ("HMF") and The Hartford Mutual Funds II, Inc. ("HMF II") (each a "Company" and together, the "Companies") of nine individuals to each Company's Board of Directors (each a "Board" and together, the "Boards"). Proposal 2 seeks approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC ("HFMC") and the Companies, on behalf of the Funds. Proposals 3, 4 and 5 seek approval of certain changes to each Fund's fundamental investment restrictions with respect to: (i) the purchase or sale of commodities, (ii) the purchase or sale of real estate and (iii) concentration of investments in a particular industry or group of industries, respectively. Finally, Proposal 6 seeks the approval, prospectively, of a modification to the current "manager of managers" policy previously approved by shareholders to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated sub-advisers without the necessity of obtaining shareholder approval. Under the current SEC order, HFMC may, for certain Funds, enter into and amend agreements with sub-advisers that are not affiliates of HFMC, subject to prior Board approval and under certain circumstances.

Q. 2.  Who is being nominated to serve as Directors?

A. 2.  Shareholders are being asked to consider the election of Hilary E. Ackermann, Lynn S. Birdsong, James E. Davey, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet (each a "Nominee" and together, the "Nominees") as Directors. With the exception of Ms. Detrick, the Nominees are current members of each Board. If each of the Nominees is elected to each Board, the Boards will be composed of the same nine directors.

Q. 3.  How were the Nominees chosen?

A. 3.  Each Company's Nominating and Governance Committee is responsible for screening and recommending candidates to the Board. The Nominating and Governance Committees are comprised of all of the Directors who are not "interested persons" of the Companies, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Nominating and Governance Committees recommended each Nominee and, at a meeting on November 4-5, 2015, the Nominees were unanimously nominated by the Boards to stand for election.

Q. 4.  Why am I being asked to approve a new Investment Management Agreement?

A. 4.  Section 15(a) of the 1940 Act provides that no person may serve as an investment adviser to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund's outstanding voting securities, as defined in the 1940 Act. Material changes to existing advisory contracts are deemed to effectively create new advisory contracts that require shareholder approval.

The proposed new Investment Management Agreement between HFMC and the Companies (the "New Agreement") would enhance and clarify the description of services currently provided by HFMC under the Investment Management Agreements between HMF and HFMC and HMF II and HFMC (the "Current Agreements"). While the Boards do not view the differences between the Current Agreements and the New Agreement to be material, the Boards are asking shareholders to approve the New Agreement.

Q. 5.  Why am I being asked to approve changes to each Fund's fundamental investment restriction on the purchase or sale of commodities?

A. 5.  The 1940 Act requires mutual funds to establish and disclose in their registration statements certain "fundamental" investment policies that can only be changed by shareholder vote, including a policy that restricts a fund's ability to purchase or sell commodities. The current restriction states that the Funds will not purchase or sell commodities or commodities contracts, except that the Funds may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind. Certain Funds have adopted a more flexible policy, which allows these Funds to purchase or sell commodities or commodities contracts to the extent permitted by applicable law and as set forth in each Fund's registration statement. Proposal 3 would permit each Fund to purchase and sell commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, and interpretations.

Q. 6.  Why am I being asked to approve changes to each Fund's fundamental investment restriction on the purchase or sale of real estate?

A. 6.  The 1940 Act requires mutual funds to establish and disclose in their registration statements a fundamental policy that restricts a fund's ability to purchase or sell real estate. The current restriction states that the Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although each Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein. Proposal 4 would permit each Fund to purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations and interpretations thereunder.

Q. 7.  Why am I being asked to approve changes to each Fund's fundamental investment restriction on concentration?

A. 7.  The 1940 Act requires mutual funds to establish and disclose in their registration statements a fundamental policy that restricts a fund's ability to "concentrate" its investments in a particular industry or group of industries. The current policy for the Funds refers to the U.S. Securities and Exchange Commission's ("SEC") interpretation of the meaning of the term "concentrate," which generally involves investments of more than 25% of a fund's assets. It is proposed that the term "concentrate" be described with a reference to the 1940 Act and the rules thereunder, as they may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction. Proposal 5 would allow the Funds to take advantage of any future changes in the law or interpretations of what it means for a Fund to concentrate its investments in an industry or group of industries. In addition, approval of Proposal 5 would clarify that a Fund's conversion to a fund of funds or master-feeder structure would be permissible in the future if HFMC and the Board believe such a change would be appropriate.

Q. 8.  Why are shareholders being asked to approve a proposal to permit HFMC to select and contract with sub-advisers without shareholder approval?

A. 8.  Under Section 15(a) of the 1940 Act, an investment manager to a mutual fund cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. With the exception of The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund, shareholders have previously approved the Funds' reliance on a "manager of managers" exemptive order (the "Existing Order") from that requirement and certain other requirements under the 1940 Act and the rules thereunder. Therefore, many Hartford Funds historically have operated under a "manager of managers" structure, utilizing both affiliated and unaffiliated sub-advisers as part of both single and multiple sub-adviser arrangements. HFMC has significant experience in overseeing sub-advisers under such arrangements. The Existing Order, among other things, allows HFMC, with the relevant Board's approval and without shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with the investment manager or those funds. Other than The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund, shareholders of the Funds have previously approved the Funds' operation under this structure.

HFMC and the Companies have requested exemptive relief from the SEC that would extend the Existing Order to also cover sub-advisers that are indirect or direct "wholly-owned subsidiaries" of HFMC, as defined in the 1940 Act, or sister companies of HFMC that are wholly-owned subsidiaries of a company that, indirectly or directly, wholly owns HFMC (the "New Order"). Although HFMC does not currently utilize a sub-adviser in its management of all of the Funds, and does not utilize a wholly-owned subsidiary sub-adviser for any Fund, the Boards believe that it is in the Funds' best interests for HFMC to have the flexibility to do so in the future, with the relevant Board's approval. The Boards believe that permitting HFMC to select and contract with sub-advisers, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently. There is no guarantee that the SEC will grant the New Order.

By prospectively approving this Proposal, shareholders are approving the operation of the Funds in a "manager of managers" structure under any such terms or conditions necessary to satisfy the conditions of any relief provided by the SEC, including potential future relief that may apply to any affiliated sub-adviser.

Q. 9.  Will the Proposals result in higher total annual fund operating expenses after fee waiver and/or expense reimbursement for any Fund?

A. 9.  No. The Proposals are not expected to result in an increase in total annual fund operating expenses after fee waiver and/or expense reimbursement for any Fund, as shown in the respective Fund's prospectus.

Q. 10.  Who will pay the costs incurred in connection with the Meeting?

A. 10.  Each Fund will pay its proportionate share of the expenses relating to the enclosed Notice and Joint Proxy Statement and the Meeting, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses. These costs are considered "extraordinary expenses" and are therefore expected to be excluded from any expense limitations currently in effect for any of the Funds.

Q. 11.  Do the Boards recommend that shareholders approve the Proposals?

A. 11.  Yes. The Boards recommend that you vote FOR the Proposals.

Q. 12.  How can I vote?

A. 12.  You can vote:

•  By mail: complete and return your proxy card in the pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•  By internet: log on the website listed on your proxy card and follow the on-screen instructions.

•  In person: attend the meeting on March 14, 2016 at 10:00 a.m. Eastern Time at the offices of HFMC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

Whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

If you hold your shares through a broker or other nominee, your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Q. 13.  When should I vote?

A. 13.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of HFMC, any of its affiliates and Boston Financial Data Services, Inc. ("Boston Financial"), a firm authorized by HFMC to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q. 14.  Where can I obtain additional information about this Joint Proxy Statement?

A. 14.  For information about the proxy statement, please call toll-free 1-855-520-7708.

To view or obtain a copy of the most recent annual or semi-annual report of the Funds, please go to www.hartfordfunds.com. To view the Joint Proxy Statement, please go to www.2voteproxy.com/hmf or www.hartfordfunds.com/HMFproxy on or after January 6, 2016.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS
MORE DETAILED INFORMATION ABOUT THE PROPOSALS.
PLEASE READ IT CAREFULLY.

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of

The Hartford Balanced Fund,
The Hartford Balanced Income Fund,
The Hartford Capital Appreciation Fund,
The Hartford Checks and Balances Fund,
The Hartford Conservative Allocation Fund,
Hartford Core Equity Fund,
The Hartford Dividend and Growth Fund,
Hartford Duration-Hedged Strategic Income Fund,
Hartford Emerging Markets Equity Fund,
The Hartford Emerging Markets Local Debt Fund,
The Hartford Equity Income Fund,
The Hartford Floating Rate Fund,
The Hartford Floating Rate High Income Fund,
The Hartford Global All-Asset Fund,
The Hartford Global Alpha Fund,
Hartford Global Capital Appreciation Fund,
Hartford Global Equity Income Fund,
The Hartford Global Real Asset Fund,
The Hartford Growth Allocation Fund,
The Hartford Healthcare Fund,
The Hartford High Yield Fund,
The Hartford Inflation Plus Fund,
Hartford International Equity Fund,
The Hartford International Growth Fund,
The Hartford International Opportunities Fund,
The Hartford International Small Company Fund,
The Hartford International Value Fund,
Hartford Long/Short Global Equity Fund,
The Hartford MidCap Fund,
The Hartford MidCap Value Fund,
Hartford Moderate Allocation Fund,
Hartford Multi-Asset Income Fund,
Hartford Municipal Income Fund,
The Hartford Municipal Opportunities Fund,
Hartford Municipal Short Duration Fund,
The Hartford Quality Bond Fund,
Hartford Real Total Return Fund,
The Hartford Short Duration Fund,
Hartford Small Cap Core Fund,
The Hartford Small Company Fund,
The Hartford Strategic Income Fund,
The Hartford Total Return Bond Fund,
The Hartford Unconstrained Bond Fund, and
The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of

The Hartford Growth Opportunities Fund,
The Hartford Municipal Real Return Fund,
The Hartford SmallCap Growth Fund, and
The Hartford Value Opportunities Fund

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

A Joint Annual Meeting of Shareholders (the "Meeting") of the series listed above (each a "Fund" and collectively, the "Funds") of The Hartford Mutual Funds, Inc. ("HMF") and The Hartford Mutual Funds II, Inc. ("HMF II"), each a Maryland corporation (each a "Company" and together, the "Companies"), will take place on March 14, 2016 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC ("HFMC"), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 for the following purposes:

	Proposal	Page
1.	The election of nominees to the Boards of Directors of each of HMF and HMF II (each a "Board" and together, the "Boards").	7
2.	The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.	19
3.	The approval of a change to each Fund's fundamental investment restriction on the purchase or sale of commodities.	26
4.	The approval of a change to each Fund's fundamental investment restriction on the purchase or sale of real estate.	29
5.	The approval of a change to each Fund's fundamental investment restriction on concentration of investments in a particular industry or group of industries.	31
6.	The approval, prospectively, of a modification to the current "manager of managers" policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.	34
7.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Boards recommend that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on December 23, 2015 are entitled to notice of and to vote at the Meeting.

Please read the enclosed Joint Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Joint Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE JOINT PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

  On behalf of the Boards,

  Edward P. Macdonald
  Secretary and Chief Legal Officer

Dated: January 6, 2016

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of

The Hartford Balanced Fund,
The Hartford Balanced Income Fund,
The Hartford Capital Appreciation Fund,
The Hartford Checks and Balances Fund,
The Hartford Conservative Allocation Fund,
Hartford Core Equity Fund,
The Hartford Dividend and Growth Fund,
Hartford Duration-Hedged Strategic Income Fund,
Hartford Emerging Markets Equity Fund,
The Hartford Emerging Markets Local Debt Fund,
The Hartford Equity Income Fund,
The Hartford Floating Rate Fund,
The Hartford Floating Rate High Income Fund,
The Hartford Global All-Asset Fund,
The Hartford Global Alpha Fund,
Hartford Global Capital Appreciation Fund,
Hartford Global Equity Income Fund,
The Hartford Global Real Asset Fund,
The Hartford Growth Allocation Fund,
The Hartford Healthcare Fund,
The Hartford High Yield Fund,
The Hartford Inflation Plus Fund,
Hartford International Equity Fund,
The Hartford International Growth Fund,
The Hartford International Opportunities Fund,
The Hartford International Small Company Fund,
The Hartford International Value Fund,
Hartford Long/Short Global Equity Fund,
The Hartford MidCap Fund,
The Hartford MidCap Value Fund,
Hartford Moderate Allocation Fund,
Hartford Multi-Asset Income Fund,
Hartford Municipal Income Fund,
The Hartford Municipal Opportunities Fund,
Hartford Municipal Short Duration Fund,
The Hartford Quality Bond Fund,
Hartford Real Total Return Fund,
The Hartford Short Duration Fund,
Hartford Small Cap Core Fund,
The Hartford Small Company Fund,
The Hartford Strategic Income Fund,
The Hartford Total Return Bond Fund,
The Hartford Unconstrained Bond Fund, and
The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of

The Hartford Growth Opportunities Fund,
The Hartford Municipal Real Return Fund,
The Hartford SmallCap Growth Fund, and
The Hartford Value Opportunities Fund

5 Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087

JOINT PROXY STATEMENT

January 6, 2016

Information about Voting and the Meeting

The enclosed proxy card is solicited by the Boards of Directors (each a "Board" and together, the "Boards") of The Hartford Mutual Funds, Inc. ("HMF") and The Hartford Mutual Funds II, Inc. ("HMF II"), each a Maryland corporation (each a "Company" and together, the "Companies"), in connection with the Joint Annual Meeting of Shareholders (the "Meeting") of the series listed above (each, a "Fund" and collectively, the "Funds"), to be held March 14, 2016, at 10:00 a.m., Eastern Time, at the offices of Hartford Funds Management Company, LLC ("HFMC"), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, and at any adjournment(s) or postponement(s) of the Meeting.

Proxy Solicitor and Payment of Related Expenses

The costs of solicitation, including the cost of preparing and mailing the Notice of the Joint Annual Meeting of Shareholders and this Joint Proxy Statement, will be paid by the Funds. The approximate mailing date of this Proxy Statement is January 6, 2016. Representatives of HFMC, any of its affiliates, or Boston Financial Data Services, Inc. ("Boston Financial"), a firm authorized by HFMC to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. The costs associated with the proxy statement, including printing, mailing, solicitation, vote tabulation and legal fees, will be paid by the Funds. These costs are estimated to be approximately $8,446,450, approximately $8 million of which relate to the solicitation of proxies. These costs are considered "extraordinary expenses" and are therefore expected to be excluded from any expense limitations currently in effect for any of the Funds. As the meeting date approaches, shareholders of the Funds may receive a telephone call from a representative of Boston Financial if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Voting and Methods of Tabulation

Shareholders may revoke authority to vote their shares by (i) giving written notice of revocation to the Secretary of the Companies; (ii) properly submitting, either by Internet, mail, or telephone, a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy. As beneficial owners of shares held through a broker or other nominee, shareholders must contact the organization that holds their shares to receive instructions as to how to revoke voting instructions. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" (1) the election of each of the nominees for Director of each Company; (2) the approval of a new Investment Management

Agreement between HFMC and the Companies, on behalf of the Funds; (3) the approval of a change to each Fund's fundamental investment restriction on the purchase or sale of commodities; (4) the approval of a change to each Fund's fundamental investment restriction on the purchase or sale of real estate; (5) the approval of a change to each Fund's fundamental investment restriction on concentration of investments in a particular industry or group of industries; and (6) the approval, prospectively, of a modification to the current "manager of managers" policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast "FOR" or "AGAINST" each Proposal. Abstentions and broker non-votes (proxy cards received by each Company, as applicable, from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have no effect on the vote on Proposal 1 and the same effect as a vote "AGAINST" the other Proposals. As far as the Boards are aware, no matters other than those described in this Joint Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters in their discretion.

With respect to the funds of funds for which HFMC does not currently retain a sub-adviser (The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund and Hartford Moderate Allocation Fund), the Funds' Policy Related to Proxy Voting, as approved by the Boards, provides that HFMC will vote any proxies of such Funds in the same proportion as the vote of the shareholders of such underlying Hartford Funds. If you hold your Fund shares through a Coverdell Education Savings Account, Individual Retirement Account, or 403(b) Account for which State Street Bank and Trust Company serves as custodian, you must instruct the financial intermediary how to vote your shares. Fund shares held in these types of accounts on the Record Date (defined below) for which no timely instructions are received will be voted in the same proportion as voted by all Fund shareholders. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners' shares. In addition, certain Hartford Separate Accounts invested in the Funds will be voted by an HFMC affiliate in the same proportion as such Fund's other shareholders. Proprietary assets of HFMC or its affiliates invested in the Funds will be voted FOR the Proposals or voted in the same proportion as voted by such Fund's other shareholders, depending on the account through which the shares are held. As of the Record Date (as defined below), proprietary assets of HFMC or its affiliates amounted to 50% or more of the outstanding shares in the Hartford Multi-Asset Income Fund, Hartford Global Equity Income Fund and The

Hartford Global Alpha Fund. As a result, in the case of these three Funds the Proposals may be approved by the vote FOR the Proposals by HFMC and its affiliates, without additional votes FOR the Proposals by other shareholders of the Funds. In addition, shares held by a Fund's sub-adviser will be voted in accordance with the sub-adviser's proxy voting policies and procedures.

Shareholder Voting

Shareholders may authorize their proxy to vote by completing and returning the enclosed proxy card. Shareholders may also authorize their proxy to vote by touchtone telephone or by internet by following the instructions on the proxy card. To authorize their proxy to vote by internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about January 6, 2016, but proxies may also be solicited from a representative of HFMC, any affiliate or from our proxy solicitor, Boston Financial. The Funds will pay all expenses relating to this Notice and Joint Proxy Statement and the Meeting, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to shareholders.

In all cases where a telephonic proxy is solicited by Boston Financial, the Boston Financial representative is required to ask for each shareholder's full name and address, or the zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Boston Financial representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to the Boston Financial representative, then the Boston Financial representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the applicable Proposals. Although the Boston Financial representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. The Boston Financial representative will record the shareholder's instructions on the card.

Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call Boston Financial immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on December 23, 2015 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding shares of each Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposals described in this Joint Proxy Statement.

Quorum and Adjournment

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present or if a quorum is present but sufficient votes to approve any Proposal are not received, the chairman of the Meeting may adjourn the Meeting to a date not more than 120 days after the record date without notice other than announcement at the Meeting. A shareholder vote may be taken for each Proposal in this Joint Proxy Statement prior to any adjournment provided that there is a quorum. If a Proposal is considered and receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be adopted and shall not require any further shareholder approval at any adjournment or otherwise. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting. The approval of any individual Proposal does not impact the approval of the other Proposals in this Joint Proxy Statement, and any adjournment of the Meeting may relate to one or more of the Proposals.

Important Notice Regarding the Availability of Proxy Materials
For the Joint Annual Meeting of Shareholders to be Held on March 14, 2016

Copies of the Funds' most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds, P.O. Box 55022, Boston, Massachusetts 02205-5022; or by calling 1-888-843-7824.

To view the Joint Proxy Statement and obtain voting information, please go to www.2voteproxy.com/hmf on or after January 6, 2016 and enter the Control Number located on your proxy card. You may also obtain a copy of the Joint Proxy Statement at www.hartfordfunds.com/HMFproxy. For information about the proxy statement, please call toll-free 1-855-520-7708.

TABLE OF CONTENTS

PROPOSAL 1 — ELECTION OF DIRECTORS	7
Nominees for Election as Independent Director (not previously elected by shareholders)	7
Nominees for Election as Independent Director (previously elected by shareholders)	9
Nominee for Election as Interested Director (not previously elected by shareholders)	13
Director Qualifications	13
Current Officers	16
Required Vote	18
PROPOSAL 2 — APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT	19
Description of the Changes in the New Agreement	19
Description of Current and New Agreements	19
Board Considerations in Approving the New Agreement	22
Additional Information	25
Required Vote	25
PROPOSAL 3 — APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON THE PURCHASE OR SALE OF COMMODITIES	26
Required Vote	28
PROPOSAL 4 — APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON THE PURCHASE OR SALE OF REAL ESTATE	29
Required Vote	30
PROPOSAL 5 — APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION	31
Required Vote	33
PROPOSAL 6 — APPROVAL TO PERMIT HFMC TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUB-ADVISERS ON BEHALF OF EACH OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL	34
Background	34
The Current Manager of Managers Arrangement	34
The Proposed Manager of Managers Arrangement	35
Implications of Approving Proposal 6	35
Board Considerations in Approving Reliance on the New Order	36
Required Vote	37

OTHER MATTERS	38
OTHER SERVICE PROVIDERS	38
PORTFOLIO TRANSACTIONS AND BROKERAGE	38
SHAREHOLDER MAILINGS	38
SHAREHOLDER PROPOSALS	39
INDEX OF APPENDICES	40
Appendix A Fund Shares Outstanding	A-1
Appendix B Additional Information About the Companies and Independent Registered Public Accounting Firm	B-1
Appendix C Nominating and Governance Committee Charter	C-1
Appendix D Form of Proposed New Investment Management Agreement	D-1
Appendix E Additional Information About HFMC and the New Agreement	E-1
Appendix F Beneficial Owners	F-1

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, shareholders will be asked to elect members of each Board, each to serve an indefinite term. Each Board has nominated each of Hilary E. Ackermann, Lynn S. Birdsong, James E. Davey, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet (each a "Nominee" and together, the "Nominees") as Directors.

With the exception of Ms. Detrick, the Nominees are the current members of each Board. With the exception of Ms. Ackermann, Mr. Davey, Ms. Detrick and Dr. Senbet, the Nominees have previously been elected by shareholders. Ms. Detrick is not currently a member of either Board. Each Nominee, with the exception of Mr. Davey, is an independent or disinterested person, which means they are not "interested persons" of the Companies, as defined in the Investment Company Act of 1940 ("1940 Act"). Such individuals are commonly referred to as "Independent Directors."

Pertinent information regarding each Nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen or to be overseen and other directorships held is set forth below. Shareholders wishing to send communications to the Nominees may submit written correspondence, directed to the Nominees, in care of the applicable Company's Secretary, Edward P. Macdonald, c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

Nominees for Election as Independent Director (not previously elected by shareholders):

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Hilary E. Ackermann (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	67	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Christine Detrick (1958)	None	N/A	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	67	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).
Lemma W. Senbet (1946)	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium, which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted as a Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				67	None

*  Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Nominees for Election as Independent Director (previously elected by shareholders):

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Lynn S. Birdsong (1946)	Director	Since 2003

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 to December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

				67	Mr. Birdsong is a Director of Aberdeen Global and Aberdeen Global II (September 2014 to present).
Duane E. Hill (1945)	Director	Since 2001(1) Since 2002(2)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.	67	None

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Sandra S. Jaffee (1941)	Director	Since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chair (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions, from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

				67	None

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
William P. Johnston (1944)	Director and Chairman of the Boards	Director since 2005; Chairman of the Board for each Company since 2015

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. (a healthcare preferred provider organization) and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. (an acute care hospital operator) and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. (a healthcare provider). In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA (a producer of medical supplies), after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group (a dialysis provider) in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O'Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				67	None

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Phillip O. Peterson (1944)	Director	Since 2002(1) Since 2000(2)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	67	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to present) (26 funds overseen).

*  Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

(1)  For HMF

(2)  For HMF II

Nominee for Election as Interested Director (not previously elected by shareholders):

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
James E. Davey** (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012.

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company ("HLIC") and The Hartford Financial Services Group, Inc. ("The Hartford"). Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC ("HFD"). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company ("HASCO"). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for HFMC and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

				67	N/A

*  Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

**  "Interested person," as defined in the 1940 Act, of the Companies because of the person's affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

Director Qualifications

The governing documents for the Companies do not set forth any specific qualifications to serve as a Director. The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as a minimum requirement for consideration as an Independent Director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of shareholders.

Each Board has concluded, based on each Nominee's experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other Nominees, that each Nominee is qualified to serve as a Director for the Funds. Among the attributes and skills common to all Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of the Nominee in concluding that the Nominee should continue to serve as a Director. Each Nominee's ability to perform his or her duties effectively has been attained through the Nominee's education and work experience, as well as service as a director for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each Nominee. Additional details regarding the background of each Nominee is included in the chart earlier in this section.

Hilary E. Ackermann. Ms. Ackermann has served as a director of the Funds since September 2014. Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

James E. Davey. Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010. Mr. Davey serves as Executive Vice President of HLIC and The Hartford. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD. Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC. Mr. Davey joined The Hartford in 2002.

Christine Detrick. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as a director of a private mid-sized financial services company.

Lemma W. Senbet. Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

Lynn S. Birdsong. Mr. Birdsong has served as a director of the Funds since 2003. He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Duane E. Hill. Mr. Hill has served as a director of the Funds since 2001. He has served as the Chairman of the Nominating and Governance Committee since 2003. Mr. Hill has more than thirty-five years' experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee. Ms. Jaffee has served as a director of the Funds since 2005. She has served as Chair of the Compliance Committee since 2015. Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as chair and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston. Mr. Johnston has served as a director of the Funds since 2005. He has served as Chairman of the Board of Directors of the Funds and Chairman of the Contracts Committee since 2015. He served as Chairman of the Compliance Committee from 2005 to 2015. Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions. He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards. He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson. Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000. He has served as the Chairman of the Audit Committee since 2002. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Pertinent information regarding each officer's principal occupation and business experience during at least the past five years is set forth below. The address for each officer is c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

Current Officers

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Andrew S. Decker (1963)	AML Compliance Officer	Since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965)	Vice President, Treasurer and Controller	Since 2015

Mr. Flook currently serves as an employee of HFMC. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Hartford HLS Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

Edward P. Macdonald (1967)	Vice President, Secretary and Chief Legal Officer	Since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer	Since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964)	Vice President	Since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Name and Year of Birth	Position Held with the Companies	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Laura S. Quade (1969)	Vice President	Since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

*  Each officer may serve until his or her successor is elected and qualifies.

Additional information about the Companies and the independent registered public accounting firm of the Companies is provided in Appendix B.

REQUIRED VOTE

A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of directors. Because each Fund is a series of its respective Company, each shareholder vote will be counted together with the votes of shareholders of the other series of the applicable Company, voting as a single class in the election of directors. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards "FOR" the Nominees. Each of the Nominees has consented to serve as a Director if elected.

The Boards unanimously recommend that you vote "FOR" Proposal 1.

PROPOSAL 2

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

At a meeting on November 4-5, 2015, the Boards, including all of the Independent Directors, approved a new Investment Management Agreement between HFMC and each of HMF and HMF II, on behalf of the Funds (the "New Agreement"). If approved by shareholders, the New Agreement will replace the current Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the "Current Agreements"). For more information on the Current Agreements, please see Appendix E. The two Current Agreements have been consolidated into the New Agreement for administrative efficiency.

As described further below, the Boards approved the New Agreement for the purpose of clarifying the description of the management and administrative services provided to the Funds by HFMC, and to make other enhancements. If approved by shareholders, the New Agreement will not result in an increase in the overall fees paid by the Funds.

Description of the Changes in the New Agreement

The New Agreement differs from the Current Agreements in that it includes, among other things:

•  expanded descriptions of the advisory, management and administrative services provided by HFMC, as the Funds' investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds;

•  an updated discussion of HFMC's and sub-advisers' obligations to seek best execution with respect to the Funds' portfolio transactions to better reflect industry best practices; and

•  general enhancements to clarify existing obligations and responsibilities.

Description of Current and New Agreements

The following is a summary of the terms of the Current Agreements and the New Agreement, as described in this Proposal. Except for the changes discussed above, the terms of the Current Agreement and the New Agreement are virtually identical. The description below is qualified by reference to the form of the New Agreement, which is included as Appendix D to this Joint Proxy Statement.

Duties of the Investment Manager. Under the Current and New Agreements, HFMC administers the business and affairs of the Companies and the Funds and may retain and compensate sub-advisers that invest and reinvest the assets of the Funds pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. In addition, HFMC shall regularly provide such administrative and management services as may from time to time be requested by the Companies or Funds as necessary for the operation of the Funds. The New Agreement clarifies these services and duties and enumerates certain existing obligations and responsibilities, including, among others, the investment management and administrative and management services outlined below:

Investment Management Services

•  Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Funds.

•  Determining, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds' portfolios to be held in cash.

•  Monitoring the Funds' performance and examining and recommending ways to improve performance.

•  Meeting with and monitoring sub-advisers to confirm their compliance with the Funds' investment strategies and policies and for their adherence to legal and compliance procedures.

•  Researching and recommending sub-advisers or portfolio managers for the Funds.

•  Reporting to the Boards on the performance of each Fund and recommending action as appropriate.

Administrative and Management Services

•  Assisting in all aspects of the Company's operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serving as the liaison between such service providers and the Board.

•  Drafting and negotiating agreements between service providers and the Company.

•  Preparing meeting materials for the Company's Board and producing such other materials as the Board may request.

•  Coordinating and overseeing filings with the SEC.

•  Developing and implementing compliance programs for the Funds.

•  Providing day-to-day legal and regulatory support for the Funds.

•  Assisting the Funds in the handling of regulatory examinations.

•  Making reports to the Board regarding the performance of the Funds' investment adviser.

•  Maintaining and preserving records relating to the Funds.

•  Performing due diligence on third-party service providers and negotiating service agreements with those third-parties.

Compensation. Under the Current and New Agreements, HFMC receives, as compensation for its services, a fee from the applicable Company computed separately for each Fund. The amount of the investment management fee for each Fund is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund. The New Agreement, if approved by shareholders of each Fund, will not result in an increase in fees to shareholders.

Expenses Paid by the Companies. Under the Current and New Agreements, each Company is responsible for the payment of all expenses of its organization, operations and business. Expenses borne by each Company include:

•  interest and taxes;

•  brokerage commissions;

•  premiums for fidelity and other insurance coverage;

•  fees and expenses of its Independent Directors;

•  legal, audit and fund accounting expenses;

•  custodian and transfer agent fees and expenses;

•  expenses incident to the redemption of its shares;

•  fees and expenses related to the federal and state registration of its shares;

•  expenses of printing and mailing prospectuses, financial reports, notices and proxy materials;

•  all other expenses incidental to Company shareholder meetings; and

•  certain other extraordinary non-recurring expenses.

The New Agreement clarifies that HFMC will pay all of the costs it incurs in connection with the performance of its duties under the New Agreement and that HFMC will not be required to bear any expenses of a Fund other than those specifically allocated to it under the New Agreement. The New Agreement additionally clarifies that the chief compliance officer of the relevant Company may be compensated by that Company for services provided to it, regardless of whether that officer is also an officer or employee of HFMC or of any entity controlling, controlled by or under common control with HFMC.

Liability of HFMC. The Current and New Agreements provide that HFMC will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of either Company, as long as HFMC shall have acted in good faith and with due care. HFMC is not protected from liability to either Company or its shareholders to the extent that the liability is due to its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Current and New Agreements.

Term of the Investment Management Agreement. The term of the Current and New Agreements will continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the Agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either by the Board or by a "vote of a majority of the outstanding voting securities" of that Fund, as defined under the 1940 Act. In either event, such continuance must also be approved by the vote of the majority of the Independent Directors.

Termination of the Investment Management Agreement. The Current and New Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreement. The following parties may terminate the agreement:

•  the applicable Board of the Company;

•  a majority of the outstanding voting securities of a Fund with respect to that Fund; and

•  HFMC.

The Current and New Agreements each will automatically terminate in the event of its "assignment," as that term is defined under the 1940 Act.

Amendments to the Investment Management Agreement. The Current and New Agreements may be amended by the parties thereto (which include HFMC and each Company) provided that the amendment is approved by the vote of a majority of the outstanding voting securities of each relevant Fund or by the vote of a majority of the Board of the applicable Company, including a majority of the Independent Directors.

Any required shareholder approval of any amendment will be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment; or (b) all the Funds of the applicable Company.

Board Considerations in Approving the New Agreement

At a meeting on November 4-5, 2015, the Boards, including each of the Independent Directors, unanimously voted to approve the New Agreement on behalf of each Fund.

The Boards, including the Independent Directors, are responsible for selecting the Funds' investment manager, approving the investment manager's selection of Fund sub-advisers and approving each Company's investment management and sub-advisory agreements, their periodic continuation and any amendments. The

Boards considered such information as they deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Boards at their meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Boards at their meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Boards also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Boards' meetings on June 16-17, 2015 and August 4-5, 2015 in connection with their annual approval of the continuation of the Current Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Boards reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Boards deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Boards may have weighed certain factors differently, the Boards' determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Boards throughout the year and specifically with respect to the approval of the New Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below. The Boards are furnished with an analysis of their fiduciary obligations in connection with their evaluation and, throughout the evaluation process, the Boards are assisted by counsel for the Funds, and the Independent Directors are also separately assisted by independent legal counsel. A discussion of the factors considered by the Boards is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Boards considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Boards considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC's oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds' sub-adviser. The Boards concluded that they were satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Boards considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. They considered the detailed investment analytics reports provided by Hartford Funds' Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund's gross and net returns, the Fund's investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund's portfolio, and a narrative summary of various factors affecting Fund performance. The Boards concluded that they had continued confidence in HFMC's overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Boards considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager's relationship with the Companies. They also considered the updated information provided at the November 4-5, 2015 meeting. They noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Boards considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Boards concluded that each Fund's fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Current Agreements and to be provided under the New Agreement.

Economies of Scale

The Boards considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Boards noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund's shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Boards considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by HASCO, and distribution fees paid to HFD.

Based upon their review of these various factors, among others, the Boards unanimously approved the New Agreement at a meeting held on November 4-5, 2015,

and the Boards concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement.

As described further below in Proposal 6, the Companies have received an order from the U.S. Securities and Exchange Commission ("SEC") that permits HFMC, for certain Funds and from time to time, without the expense and delays associated with a Company's obtaining shareholder approval, to enter into and change the terms (including sub-advisory fees) of sub-advisory agreements with sub-advisers that are not affiliates of HFMC. HFMC currently employs Wellington Management Company LLP ("Wellington Management"), a registered investment adviser, as sub-adviser for each Fund other than The Hartford Growth Allocation Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund and Hartford Moderate Allocation Fund, and Wellington Management's service as sub-adviser to these Funds is expected to continue following approval of the New Agreement.

Additional Information

For additional information about HFMC, the amounts of investment management fees paid to HFMC with respect to each Fund for the fiscal year ended October 31, 2015, and "Other Fee Payments," see Appendix E hereto ("Additional Information about HFMC and the New Agreement").

REQUIRED VOTE

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of: (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of a particular Fund do not approve this Proposal, the New Agreement will not take effect, and the Current Agreement will continue in effect as to that Fund.

The Boards unanimously recommend that you vote "FOR" Proposal 2.

PROPOSAL 3

APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL
INVESTMENT RESTRICTION ON THE PURCHASE OR SALE OF
COMMODITIES

At the Meeting, shareholders will be asked to approve a change to each Fund's fundamental investment restriction on the purchase or sale of commodities.

The 1940 Act requires mutual funds, such as the Funds, to establish and disclose in their registration statements certain "fundamental" investment policies that can only be changed by shareholder vote, including a policy that restricts a fund's ability to purchase or sell commodities.

The current restriction states that the Funds will not purchase or sell commodities or commodities contracts, except that the Funds may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind. Certain Funds (Hartford Duration-Hedged Strategic Income Fund, The Hartford Emerging Markets Local Debt Fund, Hartford Emerging Markets Equity Fund, The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund, Hartford Long/Short Global Equity Fund, Hartford Multi-Asset Income Fund, The Hartford Quality Bond Fund, Hartford Real Total Return Fund, and The Hartford World Bond Fund) have adopted a more flexible restriction, which allows these Funds to purchase or sell commodities or commodities contracts to the extent permitted by applicable law and as set forth in each Fund's registration statement.

The proposed investment restriction on the purchase or sale of commodities would permit each Fund to purchase and sell commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, and interpretations (which would include, among other things, any changes to the rules and regulations administered by the Commodity Futures Trading Commission and the National Futures Association).

The proposed investment restriction would not be materially different for those Funds described above that currently are able to purchase or sell commodities or commodities contracts to the extent permitted by applicable law and as set forth in each Fund's registration statement. Shareholders of those Funds are, nonetheless, being asked to approve Proposal 3 so that, if approved, the fundamental investment restrictions for all the Funds will have identical language. For the other Funds, the proposed investment restriction would grant the ability to invest in commodities other than those specifically outlined in their current investment restriction, to the extent consistent with applicable laws, rules and regulations, and interpretations.

The Boards propose the following revisions with respect to the fundamental investment restriction on the purchase or sale of commodities by each Fund:

Current Investment Restriction on the Purchase or Sale of Commodities	Proposed Investment Restriction on the Purchase or Sale of Commodities

Each Fund (except for Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Emerging Markets Equity Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, Long/Short Global Equity Fund, Multi-Asset Income Fund, Quality Bond Fund, Real Total Return Fund, and World Bond Fund) will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind. Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Emerging Markets Equity Fund, Global All-Asset Fund, Global Alpha Fund, Global Real Asset Fund, Long/Short Global Equity Fund, Multi-Asset Income Fund, Quality Bond Fund, Real Total Return Fund, and World Bond Fund will not purchase or sell commodities or commodities contracts, except to the extent permitted by applicable law and as set forth in each Fund's prospectus and SAI.

Each Fund will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in each Fund's prospectus and SAI.

REQUIRED VOTE

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of: (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of a particular Fund do not approve this Proposal, the Proposal will not take effect with respect to that Fund, and it will retain its current fundamental investment restriction on the purchase or sale of commodities.

The Boards unanimously recommend that you vote "FOR" Proposal 3.

PROPOSAL 4

APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL
INVESTMENT RESTRICTION ON THE PURCHASE OR SALE OF
REAL ESTATE

At the Meeting, shareholders will be asked to approve a change to each Fund's fundamental investment restriction on the purchase or sale of real estate.

The 1940 Act requires mutual funds, such as the Funds, to establish and disclose in their registration statements certain "fundamental" investment policies that can only be changed by shareholder vote, including a policy that restricts a fund's ability to purchase or sell real estate.

The current restriction states that the Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although each Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein. The proposed investment restriction on the purchase or sale of real estate would permit each Fund to purchase or sell real estate to the extent permitted under the 1940 Act and the rules and regulations and interpretations thereunder.

The purpose of Proposal 4 is to provide the Funds with greater flexibility to take advantage of permissible investment opportunities. HFMC and the Boards believe that revising the investment restriction on the purchase and sale of real estate is appropriate and in the best interest of each Fund and its shareholders. Approval of Proposal 4 will provide HFMC, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with the stated investment objectives of each Fund.

The Boards propose the following revisions with respect to the fundamental investment restriction on the purchase or sale of real estate by each Fund:

Current Investment Restriction on the Purchase or Sale of Real Estate	Proposed Investment Restriction on the Purchase or Sale of Real Estate

Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

Each Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

REQUIRED VOTE

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of a particular Fund do not approve this Proposal, the Proposal will not take effect with respect to that Fund, and it will retain its current fundamental investment restriction on the purchase or sale of real estate.

The Boards unanimously recommend that you vote "FOR" Proposal 4.

PROPOSAL 5

APPROVAL OF A CHANGE TO EACH FUND'S FUNDAMENTAL
INVESTMENT RESTRICTION ON CONCENTRATION

At the Meeting, shareholders will be asked to approve a change to each Fund's fundamental investment restriction on concentration of investments in a particular industry or group of industries.

The 1940 Act requires mutual funds, such as the Funds, to establish and disclose in their registration statements certain "fundamental" investment policies that can only be changed by shareholder vote, including a policy that restricts a fund's ability to "concentrate" its investments in a particular industry or group of industries. The current fundamental investment restriction for the Funds refers to the SEC's interpretation of the meaning of the term "concentrate," which generally involves investments of more than 25% of a fund's assets. It is proposed that the term "concentrate" be described with a reference to the 1940 Act and the rules thereunder, as they may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction. This would allow the Funds to take advantage of any future changes in the law or interpretations of what it means for a Fund to concentrate its investments in an industry or group of industries. The proposed new restriction also would clarify that each Fund is permitted to invest more than 25% of its total assets in another fund, including a Hartford Fund (each an "Underlying Fund"), and that investment in excess of 25% in an Underlying Fund would not constitute "concentration" for purposes of the policy. This would permit a Fund's conversion to a fund of funds or master-feeder structure if HFMC and the Board believe such a change would be appropriate.

The Boards propose the following revisions with respect to the fundamental investment restriction on concentration of each Fund:

Current Investment Restriction on Concentration	Proposed Investment Restriction on Concentration

Each Fund (except for Checks and Balances Fund, Conservative Allocation Fund, Duration-Hedged Strategic Income Fund, Global Real Asset Fund, Growth Allocation Fund, Healthcare Fund and Moderate Allocation Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or

Each Fund will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction, except that:
a) Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry; and

Current Investment Restriction on Concentration	Proposed Investment Restriction on Concentration

loans of companies whose principal business activities are in the same industry. Each of Checks and Balances Fund, Conservative Allocation Fund, Duration-Hedged Strategic Income Fund, Growth Allocation Fund and Moderate Allocation Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that each of such Funds may invest more than 25% of its assets in any one Underlying Fund. The Global Real Asset Fund will normally invest at least 25% of its assets, in the aggregate, in the natural resources industry. Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services. With respect to Municipal Opportunities Fund, Municipal Real Return Fund, Municipal Income Fund and Municipal Short Duration Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities.

b) Healthcare Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products and health services.

REQUIRED VOTE

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of a particular Fund do not approve this Proposal, the Proposal will not take effect with respect to that Fund, and it will retain its current fundamental investment restriction on concentration.

The Boards unanimously recommend that you vote "FOR" Proposal 5.

PROPOSAL 6

APPROVAL TO PERMIT HFMC TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED
SUB-ADVISERS ON BEHALF OF EACH OF THE FUNDS WITHOUT OBTAINING SHAREHOLDER APPROVAL

Background

Under Section 15(a) of the 1940 Act, investment managers to mutual funds may not enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an investment manager and a sub-adviser. Mutual funds that operate under a "manager of managers" arrangement are structured differently from many other investment companies. Under a traditional investment company structure, the investment manager is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The investment manager is free to retain or terminate those portfolio managers without board or shareholder approval. Relying on exemptive relief from the SEC and previous shareholder approval of the operation of the investment company under this structure, the investment manager selects, supervises, evaluates and, if necessary, terminates sub-advisers that make investment decisions on behalf of the funds.

The Current Manager of Managers Arrangement

With the exception of The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund, the Funds currently operate under a "manager of managers" structure in reliance on an exemptive order (the "Existing Order") granted by the SEC and previously approved by shareholders. The Existing Order, among other things, allows HFMC to select and contract with sub-advisers that are not affiliated with the investment manager or those funds (other than by reason of serving as a sub-adviser to one or more of the funds) (each, an "Unaffiliated Sub-Adviser"), and to materially amend sub-advisory agreements with Unaffiliated Sub-Advisers, without shareholder approval. Therefore, many Hartford Funds historically have utilized both affiliated and unaffiliated sub-advisers as part of both single and multiple sub-adviser arrangements. HFMC has significant experience in overseeing sub-advisers under such arrangements, including through reliance on the Existing Order.

Pursuant to the Existing Order, HFMC currently employs Wellington Management as sub-adviser for each Fund other than The Hartford Growth Allocation Fund, The Hartford Conservative Allocation Fund, Hartford Moderate Allocation Fund and The Hartford Checks and Balances Fund. As sub-adviser, Wellington Management makes investment decisions regarding the assets of these Funds. HFMC evaluates, oversees and supervises the activities of Wellington Management and would do the same for any other sub-advisers, and may terminate the services of any sub-adviser at any time, subject to the notice periods set forth in the applicable sub-advisory agreement.

The Proposed Manager of Managers Arrangement

The Boards are proposing that shareholders approve, prospectively, a proposal to permit HFMC, in its capacity as the investment manager to a Fund and subject to Board oversight, to enter into and/or materially amend sub-advisory agreements with certain affiliated sub-advisers in addition to Unaffiliated Sub-Advisers without obtaining shareholder approval if the relevant Board concludes that it would be in the best interests of shareholders of the Fund. HFMC and the Companies have requested exemptive relief from the SEC (the "New Order") that would extend the Existing Order to allow HFMC, on behalf of the Funds (including The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund), to contract with a sub-adviser that is an indirect or direct "wholly-owned subsidiary" of HFMC, as defined in the 1940 Act, or a sister company of HFMC that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns HFMC (each, a "Wholly-Owned Sub-Adviser").

With respect to those Funds that are currently able to rely on the Existing Order, it is anticipated that the New Order would supersede the Existing Order. If shareholders do not approve a Fund's reliance on the New Order, the Fund will continue to be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements with Wholly-Owned Sub-Advisers, and the Fund would continue to rely on the Existing Order previously approved by shareholders with respect to Unaffiliated Sub-Advisers. With respect to The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund, it is anticipated that the Funds would be able to rely on the New Order. If shareholders of The Hartford Growth Allocation Fund or The Hartford Checks and Balances Fund do not approve the Fund's reliance on the New Order, the Fund will not be able to rely on any "manager of managers" exemptive relief, and will continue to be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements with Unaffiliated Sub-Advisers and/or Wholly-Owned Sub-Advisers.

Implications of Approving Proposal 6

As with the Existing Order, the Funds' ability to rely on the New Order would be contingent on compliance with conditions set forth in the New Order, including that each Fund: (i) receive shareholder approval to operate using a "manager of managers" structure in reliance on the New Order; (ii) hold itself out to the public as employing the "manager of managers" structure; and (iii) disclose in its prospectus the existence, substance and effect of the New Order.

If shareholders approve Proposal 6 with respect to the Funds and the SEC grants the New Order, when an existing sub-advisory agreement with an Unaffiliated Sub-Adviser or a Wholly-Owned Sub-Adviser (collectively, an "Eligible Sub-Adviser") is amended in any material respect, or when a new Eligible Sub-Adviser for a Fund is retained by HFMC, shareholders would not be required to approve the amendment or new sub-advisory agreement between HFMC and that Eligible Sub-Adviser. The relevant Board (including its Independent Directors) would continue to approve new contracts between HFMC and an Eligible Sub-Adviser, as well as changes to existing contracts with Eligible Sub-Advisers. The relief would not apply to the advisory agreements between HFMC and each Company, and material changes to those agreements would continue to require approval of shareholders. In accordance with the conditions of the New Order, within 90 days of the hiring of an Eligible Sub-Adviser, shareholders would be furnished essentially all information about the Eligible Sub-Adviser or sub-advisory agreement that would be included in a proxy statement. HFMC and the applicable Company would meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

Under the New Order, a Fund would also be permitted to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) the aggregate fees paid to HFMC and any Wholly-Owned Sub-Advisers by that Fund; (ii) the aggregate fees paid to Unaffiliated Sub-Advisers; and (iii) the fee paid to each sub-adviser, other than a Wholly-Owned Sub-Adviser, who is an affiliated person (as defined in section 2(a)(3) of the 1940 Act) of the Fund, the Company or HFMC, other than by reason of serving as a sub-adviser to one or more Funds. Therefore, the Fund would not necessarily have to disclose separately the fees paid by HFMC to a particular sub-adviser.

Proposal 6 would not affect the amount of management fees paid by any Fund to HFMC. HFMC would continue to negotiate fees paid to any sub-adviser for its services and would continue to pay sub-advisory fees from its own assets. In anticipation of the issuance of the New Order by the SEC, Proposal 6 seeks prospective approval of the Funds' reliance on the New Order. Proposal 6 also seeks prospective approval of the operation of the Funds in any "manager of managers" structure under any terms or conditions necessary to satisfy the conditions of any future law, regulation, or exemptive relief provided by the SEC. This prospective approval may obviate the need to obtain shareholder approval in the future to rely on any further expanded relief or changes in law or regulation that may permit the use of a "manager of managers" structure for any sub-adviser, although there can be no guarantee that the prospective approval would be sufficient to satisfy the requirements of any future authority or relief.

Board Considerations in Approving Reliance on the New Order

The Boards believe that it is in the best interests of the Funds and their shareholders to provide HFMC and the Boards with increased flexibility to select and contract with sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Boards believe that this "manager of managers" arrangement would permit the Funds to operate more efficiently and cost-effectively. Under the Existing Order, shareholders of the Funds (other than The Hartford Growth Allocation Fund and The Hartford Checks and Balances Fund) are not required to approve sub-advisory agreements or material amendments thereto with respect to Unaffiliated Sub-Advisers. However, the applicable Company currently must call and hold a shareholder meeting of an affected Fund before it appoints a new Wholly-Owned Sub-Adviser or materially amends a sub-advisory agreement with a Wholly-Owned Sub-Adviser. Each time a shareholder meeting is called, the Company must create and distribute proxy materials and solicit proxy votes from the Fund's shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Fund, thereby reducing shareholders' net investment returns. While HFMC expects its relationships with the sub-advisers to the Funds to be long-term and stable over time, approval of Proposal 6 (coupled with the New Order, if granted) would permit HFMC to act quickly in situations where HFMC and the Boards believe that a change in certain sub-advisers or to certain sub-advisory agreements, including any fees paid to sub-advisers, is warranted.

REQUIRED VOTE

For each Fund, approval of this Proposal requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

The Boards unanimously recommend that you vote "FOR" Proposal 6.

OTHER MATTERS

Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in their discretion.

OTHER SERVICE PROVIDERS

The following companies also provide services to the Funds and will continue to do so whether or not Fund shareholders approve the Proposals. HFMC serves as the Funds' investment manager and also provides fund accounting and administration services to each Fund. HFD serves as the Funds' principal underwriter. As underwriter, HFD is responsible for the sale and distribution of fund shares. HASCO performs transfer agency services for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. The principal business address for HFMC, HFD, and HASCO is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the fiscal year ended October 31, 2015, the Funds did not pay brokerage commissions to any affiliate of HFMC or Wellington Management.

SHAREHOLDER MAILINGS

To help lower the impact of operating costs, each Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the applicable Fund may send only one prospectus, annual report, semi-annual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the applicable Fund at 1-888-843-7824 or writing to the applicable Fund at Hartford Funds, P.O. Box 55022, Boston, Massachusetts 02205-5022, and requesting additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

A copy of the Companies' most recent annual reports, or a copy of the prospectuses or proxy, is available upon request, and without charge.

Please go to www.2voteproxy.com/hmf or www.hartfordfunds.com/HMFproxy to view the proxy statement on the internet or call 1-855-520-7708 and a copy will be sent without charge. Please go to www.hartfordfunds.com to view the Companies' annual reports or prospectuses on the internet or contact the applicable Fund at Hartford Funds, P.O. Box 55022, Boston, Massachusetts 02205-5022 or

call 1-888-843-7824 and a copy will be sent without charge by first class mail within three business days of your request.

SHAREHOLDER PROPOSALS

The Funds are not required to hold shareholder meetings annually and none of the Funds currently intends to hold such meetings, unless shareholder action is required in accordance with the 1940 Act or other applicable law. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal laws. The timely submission of a proposal does not guarantee its inclusion. As of the date of this Proxy Statement, no shareholder proposals had been submitted for this Shareholder Meeting.

Each Company's Bylaws currently provide that, in order for a shareholder to nominate a candidate for election as a director or a shareholder to propose other business to be presented at a Company's next annual meeting of shareholders, other than a stockholder proposal included in a Proxy Statement pursuant to Rule 14a-8, notice of such nomination or proposal must be delivered to the Company's Secretary at its principal executive office not earlier than 120 days prior to such annual meeting and no later than 5:00 p.m., Eastern Time, on the 90th day prior to such annual meeting, or the 10th day following the day on which public announcement is first made of the date of the annual meeting. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice.

  On behalf of the Board of Directors,

  Edward P. Macdonald
  Secretary and Chief Legal Officer

January 6, 2016

INDEX OF APPENDICES

Appendix A  Fund Shares Outstanding

Appendix B  Additional Information About the Companies and Independent Registered Public Accounting Firm

Beneficial Ownership of the Directors and Nominees
Management Compensation
Board Meetings, Committees and Other Related Matters
Independent Registered Public Accounting Firm

Appendix C  Nominating and Governance Committee Charter

Appendix D  Form of Proposed New Investment Management Agreement

Appendix E  Additional Information About HFMC and the New Agreement

The Investment Manager
Management of the Investment Manager
Prior Approvals of Current Agreements
Management Fees under the Current Agreements
Other Fee Payments
Compensation Paid to HFMC by Investment Companies with Similar Investment Objectives

Appendix F  Beneficial Owners

APPENDIX A

FUND SHARES OUTSTANDING ON DECEMBER 23, 2015

THE HARTFORD MUTUAL FUNDS, INC.

Fund	Class	Shares Outstanding on Record Date
The Hartford Balanced Fund	A	29,839,056.69
The Hartford Balanced Fund	B	220,264.63
The Hartford Balanced Fund	C	7,640,071.15
The Hartford Balanced Fund	I	551,356.72
The Hartford Balanced Fund	R3	65,750.27
The Hartford Balanced Fund	R4	28,939.77
The Hartford Balanced Fund	R5	7,705.26
The Hartford Balanced Fund	Y	376,592.02
The Hartford Balanced Income Fund	A	202,032,737.52
The Hartford Balanced Income Fund	B	919,159.20
The Hartford Balanced Income Fund	C	190,060,548.84
The Hartford Balanced Income Fund	I	101,300,874.61
The Hartford Balanced Income Fund	R3	10,554,513.77
The Hartford Balanced Income Fund	R4	5,137,613.98
The Hartford Balanced Income Fund	R5	1,730,213.78
The Hartford Balanced Income Fund	R6	459,330.01
The Hartford Balanced Income Fund	Y	2,529,617.98
The Hartford Capital Appreciation Fund	A	153,352,407.41
The Hartford Capital Appreciation Fund	B	5,173,518.35
The Hartford Capital Appreciation Fund	C	61,545,190.77
The Hartford Capital Appreciation Fund	I	46,313,195.45
The Hartford Capital Appreciation Fund	R3	3,238,021.96
The Hartford Capital Appreciation Fund	R4	4,472,107.96
The Hartford Capital Appreciation Fund	R5	1,321,741.51
The Hartford Capital Appreciation Fund	R6	261.57
The Hartford Capital Appreciation Fund	Y	26,907,998.84
The Hartford Checks and Balances Fund	A	147,102,413.17
The Hartford Checks and Balances Fund	B	8,245,176.84
The Hartford Checks and Balances Fund	C	35,908,565.41
The Hartford Checks and Balances Fund	I	3,785,293.51
The Hartford Checks and Balances Fund	R3	1,366,148.89
The Hartford Checks and Balances Fund	R4	461,603.78
The Hartford Checks and Balances Fund	R5	546,466.30
The Hartford Conservative Allocation Fund	A	11,075,390.12
The Hartford Conservative Allocation Fund	B	312,351.55

Fund	Class	Shares Outstanding on Record Date
The Hartford Conservative Allocation Fund	C	3,836,760.92
The Hartford Conservative Allocation Fund	I	104,526.34
The Hartford Conservative Allocation Fund	R3	821,243.48
The Hartford Conservative Allocation Fund	R4	255,333.06
The Hartford Conservative Allocation Fund	R5	249,297.31
Hartford Core Equity Fund	A	13,870,027.80
Hartford Core Equity Fund	B	59,604.81
Hartford Core Equity Fund	C	4,941,973.60
Hartford Core Equity Fund	I	7,816,162.75
Hartford Core Equity Fund	R3	395,729.99
Hartford Core Equity Fund	R4	1,162,740.43
Hartford Core Equity Fund	R5	1,241,216.19
Hartford Core Equity Fund	R6	51,922.26
Hartford Core Equity Fund	Y	10,908,002.93
The Hartford Dividend and Growth Fund	A	161,087,726.56
The Hartford Dividend and Growth Fund	B	1,818,038.87
The Hartford Dividend and Growth Fund	C	20,804,316.19
The Hartford Dividend and Growth Fund	I	74,643,162.55
The Hartford Dividend and Growth Fund	R3	3,604,993.97
The Hartford Dividend and Growth Fund	R4	5,997,823.30
The Hartford Dividend and Growth Fund	R5	9,763,887.33
The Hartford Dividend and Growth Fund	R6	435.37
The Hartford Dividend and Growth Fund	Y	57,753,189.88
Hartford Duration-Hedged Strategic Income Fund	A	877,836.73
Hartford Duration-Hedged Strategic Income Fund	C	217,418.37
Hartford Duration-Hedged Strategic Income Fund	I	48,392.70
Hartford Duration-Hedged Strategic Income Fund	R3	43,240.68
Hartford Duration-Hedged Strategic Income Fund	R4	43,498.77
Hartford Duration-Hedged Strategic Income Fund	R5	43,758.15
Hartford Duration-Hedged Strategic Income Fund	Y	197,299.29
Hartford Emerging Markets Equity Fund	A	1,180,848.67

Fund	Class	Shares Outstanding on Record Date
Hartford Emerging Markets Equity Fund	C	319,099.84
Hartford Emerging Markets Equity Fund	I	378,254.11
Hartford Emerging Markets Equity Fund	R3	246,280.95
Hartford Emerging Markets Equity Fund	R4	228,748.08
Hartford Emerging Markets Equity Fund	R5	227,793.02
Hartford Emerging Markets Equity Fund	Y	11,469,618.62
The Hartford Emerging Markets Local Debt Fund	A	795,480.00
The Hartford Emerging Markets Local Debt Fund	C	158,604.07
The Hartford Emerging Markets Local Debt Fund	I	267,261.44
The Hartford Emerging Markets Local Debt Fund	R3	2,585.39
The Hartford Emerging Markets Local Debt Fund	R4	6,909.14
The Hartford Emerging Markets Local Debt Fund	R5	1,501.50
The Hartford Emerging Markets Local Debt Fund	Y	22,504,468.82
The Hartford Equity Income Fund	A	100,427,002.40
The Hartford Equity Income Fund	B	734,708.64
The Hartford Equity Income Fund	C	26,415,471.54
The Hartford Equity Income Fund	I	46,594,078.98
The Hartford Equity Income Fund	R3	3,131,681.50
The Hartford Equity Income Fund	R4	4,137,442.75
The Hartford Equity Income Fund	R5	4,247,709.11
The Hartford Equity Income Fund	R6	784,722.44
The Hartford Equity Income Fund	Y	21,968,193.30
The Hartford Floating Rate Fund	A	123,838,757.38
The Hartford Floating Rate Fund	B	841,937.85
The Hartford Floating Rate Fund	C	166,116,627.07
The Hartford Floating Rate Fund	I	184,518,995.42
The Hartford Floating Rate Fund	R3	1,589,447.01
The Hartford Floating Rate Fund	R4	1,052,515.36
The Hartford Floating Rate Fund	R5	337,512.28
The Hartford Floating Rate Fund	Y	38,394,485.09
The Hartford Floating Rate High Income Fund	A	12,923,723.58
The Hartford Floating Rate High Income Fund	C	9,782,610.49
The Hartford Floating Rate High Income Fund	I	12,496,849.64

Fund	Class	Shares Outstanding on Record Date
The Hartford Floating Rate High Income Fund	R3	45,500.31
The Hartford Floating Rate High Income Fund	R4	49,851.17
The Hartford Floating Rate High Income Fund	R5	3,701.90
The Hartford Floating Rate High Income Fund	Y	377,178.47
The Hartford Global All-Asset Fund	A	15,191,480.32
The Hartford Global All-Asset Fund	C	9,289,793.64
The Hartford Global All-Asset Fund	I	6,247,297.79
The Hartford Global All-Asset Fund	R3	200,123.00
The Hartford Global All-Asset Fund	R4	128,947.80
The Hartford Global All-Asset Fund	R5	1,005.03
The Hartford Global All-Asset Fund	Y	9,721,587.79
The Hartford Global Alpha Fund	A	490,114.98
The Hartford Global Alpha Fund	C	214,519.90
The Hartford Global Alpha Fund	I	252,098.24
The Hartford Global Alpha Fund	R3	200,000.00
The Hartford Global Alpha Fund	R4	200,000.00
The Hartford Global Alpha Fund	R5	200,000.00
The Hartford Global Alpha Fund	Y	1,113,715.05
Hartford Global Capital Appreciation Fund	A	44,140,392.43
Hartford Global Capital Appreciation Fund	B	1,237,028.78
Hartford Global Capital Appreciation Fund	C	17,728,300.93
Hartford Global Capital Appreciation Fund	I	6,654,202.61
Hartford Global Capital Appreciation Fund	R3	1,947,933.97
Hartford Global Capital Appreciation Fund	R4	951,772.94
Hartford Global Capital Appreciation Fund	R5	35,202.99
Hartford Global Capital Appreciation Fund	Y	444,373.96
Hartford Global Equity Income Fund	A	10,318,416.00
Hartford Global Equity Income Fund	B	105,772.03
Hartford Global Equity Income Fund	C	1,322,098.30
Hartford Global Equity Income Fund	I	341,513.41
Hartford Global Equity Income Fund	R3	16,497.85

Fund	Class	Shares Outstanding on Record Date
Hartford Global Equity Income Fund	R4	8,017.71
Hartford Global Equity Income Fund	R5	14,247.50
Hartford Global Equity Income Fund	Y	436,018.15
The Hartford Global Real Asset Fund	A	2,848,796.52
The Hartford Global Real Asset Fund	C	1,238,053.72
The Hartford Global Real Asset Fund	I	2,610,864.61
The Hartford Global Real Asset Fund	R3	14,630.35
The Hartford Global Real Asset Fund	R4	360,896.61
The Hartford Global Real Asset Fund	R5	44,429.05
The Hartford Global Real Asset Fund	Y	25,803,146.42
The Hartford Growth Allocation Fund	A	53,919,711.65
The Hartford Growth Allocation Fund	B	1,798,742.22
The Hartford Growth Allocation Fund	C	17,165,973.82
The Hartford Growth Allocation Fund	I	818,333.90
The Hartford Growth Allocation Fund	R3	1,373,029.22
The Hartford Growth Allocation Fund	R4	1,279,334.65
The Hartford Growth Allocation Fund	R5	537,711.97
The Hartford Healthcare Fund	A	26,887,077.16
The Hartford Healthcare Fund	B	193,848.12
The Hartford Healthcare Fund	C	10,711,853.46
The Hartford Healthcare Fund	I	7,854,604.84
The Hartford Healthcare Fund	R3	1,746,005.78
The Hartford Healthcare Fund	R4	1,397,881.57
The Hartford Healthcare Fund	R5	144,790.76
The Hartford Healthcare Fund	Y	297,331.79
The Hartford High Yield Fund	A	31,301,224.95
The Hartford High Yield Fund	B	403,574.60
The Hartford High Yield Fund	C	8,907,703.38
The Hartford High Yield Fund	I	3,027,453.70
The Hartford High Yield Fund	R3	387,849.25
The Hartford High Yield Fund	R4	179,231.93
The Hartford High Yield Fund	R5	64,470.97
The Hartford High Yield Fund	Y	1,078,519.37
The Hartford Inflation Plus Fund	A	23,576,402.12
The Hartford Inflation Plus Fund	B	934,960.51
The Hartford Inflation Plus Fund	C	16,578,745.34
The Hartford Inflation Plus Fund	I	5,632,828.04
The Hartford Inflation Plus Fund	R3	5,713,021.62
The Hartford Inflation Plus Fund	R4	1,741,747.21
The Hartford Inflation Plus Fund	R5	316,275.89
The Hartford Inflation Plus Fund	Y	8,776,052.58
Hartford International Equity Fund	A	1,390,884.75
Hartford International Equity Fund	B	87,808.04

Fund	Class	Shares Outstanding on Record Date
Hartford International Equity Fund	C	303,918.14
Hartford International Equity Fund	I	498,020.15
Hartford International Equity Fund	R3	132,376.54
Hartford International Equity Fund	R4	123,571.24
Hartford International Equity Fund	R5	113,270.21
Hartford International Equity Fund	Y	1,137,515.12
The Hartford International Growth Fund	A	9,861,862.35
The Hartford International Growth Fund	B	185,647.35
The Hartford International Growth Fund	C	1,646,263.29
The Hartford International Growth Fund	I	2,983,893.00
The Hartford International Growth Fund	R3	93,832.35
The Hartford International Growth Fund	R4	690,548.26
The Hartford International Growth Fund	R5	522,452.59
The Hartford International Growth Fund	Y	1,040,923.85
The Hartford International Opportunities Fund	A	37,097,358.90
The Hartford International Opportunities Fund	B	303,539.92
The Hartford International Opportunities Fund	C	4,651,911.14
The Hartford International Opportunities Fund	I	9,802,399.71
The Hartford International Opportunities Fund	R3	3,359,338.45
The Hartford International Opportunities Fund	R4	8,102,551.11
The Hartford International Opportunities Fund	R5	6,537,689.20
The Hartford International Opportunities Fund	R6	214,904.96
The Hartford International Opportunities Fund	Y	53,825,914.06
The Hartford International Small Company Fund	A	5,335,161.18
The Hartford International Small Company Fund	B	67,138.69
The Hartford International Small Company Fund	C	1,188,452.54
The Hartford International Small Company Fund	I	5,645,770.62
The Hartford International Small Company Fund	R3	724,836.86

Fund	Class	Shares Outstanding on Record Date
The Hartford International Small Company Fund	R4	512,741.41
The Hartford International Small Company Fund	R5	34,327.16
The Hartford International Small Company Fund	Y	17,991,514.75
The Hartford International Value Fund	A	25,557,142.14
The Hartford International Value Fund	C	3,180,722.64
The Hartford International Value Fund	I	47,374,620.71
The Hartford International Value Fund	R3	35,647.29
The Hartford International Value Fund	R4	115,693.29
The Hartford International Value Fund	R5	25,902.03
The Hartford International Value Fund	Y	12,367,380.96
Hartford Long/Short Global Equity Fund	A	461,940.09
Hartford Long/Short Global Equity Fund	C	241,427.68
Hartford Long/Short Global Equity Fund	I	592,657.84
Hartford Long/Short Global Equity Fund	Y	1,126,233.95
The Hartford MidCap Fund	A	85,113,515.62
The Hartford MidCap Fund	B	1,307,676.69
The Hartford MidCap Fund	C	34,056,093.94
The Hartford MidCap Fund	I	29,767,201.52
The Hartford MidCap Fund	R3	2,800,086.83
The Hartford MidCap Fund	R4	5,128,335.83
The Hartford MidCap Fund	R5	5,971,178.81
The Hartford MidCap Fund	R6	252,440.30
The Hartford MidCap Fund	Y	46,520,975.77
The Hartford MidCap Value Fund	A	17,093,297.94
The Hartford MidCap Value Fund	B	109,964.01
The Hartford MidCap Value Fund	C	3,390,188.66
The Hartford MidCap Value Fund	I	2,202,873.78
The Hartford MidCap Value Fund	R3	726,116.66
The Hartford MidCap Value Fund	R4	946,891.51
The Hartford MidCap Value Fund	R5	535,357.10
The Hartford MidCap Value Fund	Y	5,493,508.76
Hartford Moderate Allocation Fund	A	37,100,907.49
Hartford Moderate Allocation Fund	B	1,066,125.57
Hartford Moderate Allocation Fund	C	12,203,964.24
Hartford Moderate Allocation Fund	I	876,462.22
Hartford Moderate Allocation Fund	R3	2,220,017.86
Hartford Moderate Allocation Fund	R4	774,178.64
Hartford Moderate Allocation Fund	R5	639,808.34
Hartford Multi-Asset Income Fund	A	1,811,739.64
Hartford Multi-Asset Income Fund	C	478,890.65

Fund	Class	Shares Outstanding on Record Date
Hartford Multi-Asset Income Fund	I	295,375.56
Hartford Multi-Asset Income Fund	R3	212,612.12
Hartford Multi-Asset Income Fund	R4	213,621.49
Hartford Multi-Asset Income Fund	R5	214,264.65
Hartford Multi-Asset Income Fund	Y	3,714,184.07
Hartford Municipal Income Fund	A	356,088.30
Hartford Municipal Income Fund	C	251,418.42
Hartford Municipal Income Fund	I	519,598.92
The Hartford Municipal Opportunities Fund	A	26,766,694.05
The Hartford Municipal Opportunities Fund	B	258,158.15
The Hartford Municipal Opportunities Fund	C	11,942,249.70
The Hartford Municipal Opportunities Fund	I	22,204,218.85
Hartford Municipal Short Duration Fund	A	669,004.21
Hartford Municipal Short Duration Fund	C	385,265.70
Hartford Municipal Short Duration Fund	I	508,178.42
The Hartford Quality Bond Fund	A	706,028.48
The Hartford Quality Bond Fund	C	103,828.18
The Hartford Quality Bond Fund	I	21,336.43
The Hartford Quality Bond Fund	R3	1,009.09
The Hartford Quality Bond Fund	R4	993.26
The Hartford Quality Bond Fund	R5	991.37
The Hartford Quality Bond Fund	Y	8,223,387.35
Hartford Real Total Return Fund	A	75,065.62
Hartford Real Total Return Fund	C	23,899.07
Hartford Real Total Return Fund	I	24,113.51
Hartford Real Total Return Fund	R3	10,344.88
Hartford Real Total Return Fund	R4	11,824.33
Hartford Real Total Return Fund	R5	10,342.72
Hartford Real Total Return Fund	Y	13,983,908.33
The Hartford Short Duration Fund	A	49,749,901.17
The Hartford Short Duration Fund	B	409,612.90
The Hartford Short Duration Fund	C	12,729,423.41
The Hartford Short Duration Fund	I	14,462,389.83
The Hartford Short Duration Fund	R3	129,310.09
The Hartford Short Duration Fund	R4	70,821.98
The Hartford Short Duration Fund	R5	11,404.02
The Hartford Short Duration Fund	Y	1,977,815.30
Hartford Small Cap Core Fund	A	4,371,791.73
Hartford Small Cap Core Fund	B	150,056.30

Fund	Class	Shares Outstanding on Record Date
Hartford Small Cap Core Fund	C	1,189,530.33
Hartford Small Cap Core Fund	I	203,390.76
Hartford Small Cap Core Fund	R3	71,046.04
Hartford Small Cap Core Fund	R4	35,919.10
Hartford Small Cap Core Fund	R5	3,687.37
Hartford Small Cap Core Fund	Y	10,827,968.78
The Hartford Small Company Fund	A	19,019,474.49
The Hartford Small Company Fund	B	182,990.70
The Hartford Small Company Fund	C	2,752,061.87
The Hartford Small Company Fund	I	3,819,999.06
The Hartford Small Company Fund	R3	1,948,896.35
The Hartford Small Company Fund	R4	2,183,479.39
The Hartford Small Company Fund	R5	1,611,515.41
The Hartford Small Company Fund	R6	471.52
The Hartford Small Company Fund	Y	10,145,422.77
The Hartford Strategic Income Fund	A	14,262,613.13
The Hartford Strategic Income Fund	B	437,377.73
The Hartford Strategic Income Fund	C	9,770,877.63
The Hartford Strategic Income Fund	I	3,174,921.11
The Hartford Strategic Income Fund	R3	36,616.51
The Hartford Strategic Income Fund	R4	20,703.56
The Hartford Strategic Income Fund	R5	36,175.47
The Hartford Strategic Income Fund	R6	1,158.68
The Hartford Strategic Income Fund	Y	21,978,843.07
The Hartford Total Return Bond Fund	A	66,839,553.08
The Hartford Total Return Bond Fund	B	940,862.76
The Hartford Total Return Bond Fund	C	6,526,348.10
The Hartford Total Return Bond Fund	I	2,261,957.51
The Hartford Total Return Bond Fund	R3	573,832.53
The Hartford Total Return Bond Fund	R4	1,482,989.16
The Hartford Total Return Bond Fund	R5	138,974.26
The Hartford Total Return Bond Fund	R6	967.19
The Hartford Total Return Bond Fund	Y	100,720,691.49
The Hartford Unconstrained Bond Fund	A	5,679,763.96
The Hartford Unconstrained Bond Fund	B	106,022.59
The Hartford Unconstrained Bond Fund	C	1,227,610.95
The Hartford Unconstrained Bond Fund	I	353,301.09
The Hartford Unconstrained Bond Fund	R3	14,942.72
The Hartford Unconstrained Bond Fund	R4	47,632.76
The Hartford Unconstrained Bond Fund	R5	11,680.84
The Hartford Unconstrained Bond Fund	Y	2,106,079.17
The Hartford World Bond Fund	A	57,300,381.57
The Hartford World Bond Fund	C	17,109,604.45

Fund	Class	Shares Outstanding on Record Date
The Hartford World Bond Fund	I	222,530,298.79
The Hartford World Bond Fund	R3	82,815.74
The Hartford World Bond Fund	R4	481,583.08
The Hartford World Bond Fund	R5	33,597.60
The Hartford World Bond Fund	R6	18,328.89
The Hartford World Bond Fund	Y	57,466,495.97

THE HARTFORD MUTUAL FUNDS II, INC.

Fund	Class	Shares Outstanding on Record Date
The Hartford Growth Opportunities Fund	A	50,173,106.48
The Hartford Growth Opportunities Fund	B	502,395.62
The Hartford Growth Opportunities Fund	C	16,637,087.80
The Hartford Growth Opportunities Fund	I	63,914,849.64
The Hartford Growth Opportunities Fund	R3	1,211,474.26
The Hartford Growth Opportunities Fund	R4	1,664,890.37
The Hartford Growth Opportunities Fund	R5	3,076,188.32
The Hartford Growth Opportunities Fund	R6	17,458.20
The Hartford Growth Opportunities Fund	Y	8,667,359.13
The Hartford Municipal Real Return Fund	A	11,224,355.78
The Hartford Municipal Real Return Fund	B	80,759.27
The Hartford Municipal Real Return Fund	C	3,004,656.27
The Hartford Municipal Real Return Fund	I	1,657,681.14
The Hartford Municipal Real Return Fund	Y	1,980,759.76
The Hartford SmallCap Growth Fund	A	5,399,110.29
The Hartford SmallCap Growth Fund	B	38,424.78
The Hartford SmallCap Growth Fund	C	1,369,874.10
The Hartford SmallCap Growth Fund	I	4,468,766.61
The Hartford SmallCap Growth Fund	R3	366,073.08
The Hartford SmallCap Growth Fund	R4	1,596,545.43
The Hartford SmallCap Growth Fund	R5	2,407,015.38
The Hartford SmallCap Growth Fund	R6	287.02
The Hartford SmallCap Growth Fund	Y	6,580,570.77
The Hartford Value Opportunities Fund	A	11,665,701.07
The Hartford Value Opportunities Fund	B	110,486.32
The Hartford Value Opportunities Fund	C	1,733,240.39
The Hartford Value Opportunities Fund	I	1,162,741.22
The Hartford Value Opportunities Fund	R3	194,555.96
The Hartford Value Opportunities Fund	R4	640,563.21
The Hartford Value Opportunities Fund	R5	140,275.68
The Hartford Value Opportunities Fund	Y	90,551.68

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE COMPANIES AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Beneficial Ownership of the Directors and Nominees

The following table sets forth the dollar range of equity securities beneficially owned by each Director of the Boards or Nominee for election as a Director of the Boards and on an aggregate basis in any registered investment companies overseen by the Director or Nominee within the Hartford Fund Family* as a group, as of November 30, 2015.

Name of Director or Nominee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Hartford Fund Family*
Hilary E. Ackermann	None	None	None
Lynn S. Birdsong	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Value Opportunities Fund	$10,001-$50,000
	International Opportunities Fund	$10,001-$50,000
	Equity Income Fund	Over $100,000
	MidCap Fund	Over $100,000
	Global All Asset Fund	Over $100,000
	Emerging Markets Equity Fund	$50,001-$100,000
	Capital Appreciation Fund	Over $100,000
	Growth Opportunities Fund	$50,001-$100,000
	World Bond Fund	$50,001-$100,000
Christine Detrick	None	None	None
Duane E. Hill	Capital Appreciation Fund	Over $100,000	Over $100,000
	Floating Rate Fund	$50,001-$100,000
Sandra S. Jaffee	Capital Appreciation Fund	$50,001-$100,000	$50,001 to $100,000
William P. Johnston	Global Capital Appreciation Fund	Over $100,000	Over $100,000
	World Bond Fund	Over $100,000
	Dividend and Growth Fund	Over $100,000
	Equity Income Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global All-Asset Fund	Over $100,000
	MidCap Value Fund	Over $100,000
Phillip O. Peterson	Healthcare Fund	Over $100,000	Over $100,000
	Capital Appreciation Fund	$50,001-$100,000
	Global Capital Appreciation Fund	$50,001-$100,000

Name of Director or Nominee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Hartford Fund Family*
Lemma W. Senbet	Healthcare Fund	$50,001-$100,000	Over $100,000
	Growth Opportunities Fund	$10,001-$50,000
	Dividend and Growth Fund	$10,001-$50,000
	Small Company Fund	$10,001-$50,000
	Global Capital Appreciation Fund	$10,001-$50,000
	Value Opportunities Fund	$10,001-$50,000
	Municipal Real Return Fund	$1-$10,000
James E. Davey	Municipal Opportunities Fund	Over $100,000	Over $100,000
	Equity Income Fund	Over $100,000
	Healthcare Fund	Over $100,000
	International Value Fund	Over $100,000
	Small Company Fund	Over $100,000
	MidCap Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	International Small Company Fund		Over $100,000
	Core Equity Fund	Over $100,000

*  The Hartford Fund Family currently consists of four open-end investment companies, consisting of 67 separate series.

As of the Record Date, to the knowledge of each Company's management, the directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of this date, no person, to the knowledge of each Company's management, owned beneficially more than 5% of the outstanding shares of any Fund, except as listed in Appendix F.

As of December 1, 2015, none of the Independent Directors or nominee for Independent Director (or their immediate family members) had share ownership in securities of either Company's investment manager, or in an entity controlling, controlled by or under common control with the investment manager of either Company (not including registered investment companies).

Management Compensation

The Companies pay no compensation to any Director or officer who is an officer or employee of HFMG, HFMC, HFD or any affiliated company. During the fiscal year ended October 31, 2015, the Companies paid a fee to each Director who is not an officer or employee of HFMG, HFMC, HFD or any affiliated company.

The following table sets forth the compensation that each Director (or nominee for director) received during the fiscal year ended October 31, 2015 from the Companies and the entire Hartford fund complex.

Name of Person, Position	Aggregate Compensation From HMF	Aggregate Compensation From HMF II	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$143,706	$15,885	$0	$0	$207,828
Lynn S. Birdsong, Director	$170,442	$18,677	$0	$0	$247,224
Christine Detrick, Nominee for Director	$0	$0	$0	$0	$0
Dr. Robert M. Gavin, Former Director**	$204,444	$23,180	$0	$0	$300,215
Duane E. Hill, Director	$184,551	$20,696	$0	$0	$268,256
Sandra S. Jaffee, Director	$169,059	$19,391	$0	$0	$244,803
William P. Johnston, Director and Chairman of the Boards	$191,104	$20,674	$0	$0	$276,082
Phillip O. Peterson, Director	$177,338	$19,820	$0	$0	$257,466
Lemma W. Senbet, Director	$151,048	$16,538	$0	$0	$218,189

*  As of October 31, 2015, five registered investment companies in the fund complex paid compensation to the Directors.

**  Dr. Gavin retired as a Director effective August 16, 2015.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-adviser, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

Each Company's Articles of Incorporation provide that the Company, to the full extent permitted by Maryland General Corporate Law and the federal securities laws, shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Board Meetings, Committees and Other Related Matters

Each Board has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee. The Companies do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the independent members of the Board. Each Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee. A copy of the Nominating and Governance Committee charter is included as Appendix C to this Joint Proxy Statement.

During the fiscal year ended October 31, 2015, there were 6 meetings of the Boards, 5 meetings of the Audit Committees, 6 meetings of the Investment Committee, 4 meetings of the Nominating and Governance Committee, 1 meeting of the Contracts Committee and 4 meetings of the Compliance Committee. Each Director attended (either in person or by telephone) 75% or more of the total number of meetings of the Board and of the Committees on which the Director served.

Shareholders wishing to communicate with members of the Boards of Directors may submit a written communication directed to the Board of Directors in care of the applicable Company's Secretary, Edward P. Macdonald, c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The Audit Committees

Each Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.

Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the applicable Board in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full Board. The Funds' independent registered accounting firm reports directly to each Audit Committee, and each Audit Committee regularly reports to its applicable Board.

Management is responsible for maintaining appropriate systems for accounting. Each Company's independent registered public accounting firm is responsible for conducting a proper audit of the Company's financial statements and is ultimately accountable to the applicable Audit Committee. The Audit Committees have the ultimate authority and responsibility to select (subject to ratification by the Independent Directors and Company shareholders, as required) and evaluate the applicable Company's independent registered public accounting firm, to determine the compensation of the Company's independent registered public accounting firm and, when appropriate, to replace the Company's independent registered public accounting firm.

Report of The Audit Committees

The Audit Committees have met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committees that the Companies' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committees have reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committees discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees).

The Audit Committees have received the written disclosures and the letter from Ernst &Young LLP ("E&Y") required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y's communication with the Audit Committees concerning independence, and the Audit Committees have discussed with E&Y the accounting firm's independence.

Based upon the Audit Committees' discussion with management and E&Y, and the Audit Committees' review of the representation of management and the report of E&Y to the Audit Committees, the Audit Committees agreed to the inclusion of the Funds' Audited Financial Statements in the Funds' annual reports dated October 31, 2015 to be filed with the SEC.

The Compliance Committees

Each Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Compliance Committee assists the applicable Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

The Contracts Committees

Each Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Contracts Committee assists the applicable Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

The Investment Committees

Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill and Lemma W. Senbet. Each Investment Committee assists the applicable Board in its oversight of the Funds' investment performance and related matters.

The Nominating and Governance Committees

Each Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet. Each Nominating and Governance Committee (i) screens and selects candidates to the applicable Board, and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. Each Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. Each Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating and Governance Committees, in care of the applicable Company's Secretary, Edward P. Macdonald, c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 and must include, at a minimum: (1) the shareholder's contact information; (2) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (3) a statement as to whether the nominee is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (4) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (5) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating and Governance Committee and the Company's Board. A shareholder nominee recommendation must be received by the Nominating and Governance Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating and Governance Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating and Governance Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year. A copy of the Nominating and Governance Committee Charter is included in Appendix C.

Independent Registered Public Accounting Firm

The Boards of Directors selected Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Companies for the fiscal year ending October 31, 2016. E&Y also served as independent registered public accounting firm of the Companies for the fiscal year ended October 31, 2015. Representatives of E&Y are not expected to be present at the Meeting but will be available telephonically upon request.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed by E&Y for professional services rendered for the audit of HMF's annual financial statements for the fiscal years ended October 31, 2015 and October 31, 2014 were $928,500 and $712,021, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of HMF II's annual financial statements for the fiscal years ended October 31, 2015 and October 31, 2014 were $69,310 and $67,811, respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees." The aggregate fees billed by E&Y for assurance and related services that are not reasonably related to the performance of the HMF audit for the fiscal years ended October 31, 2015 and October 31, 2014 were $29,118 and $25,614, respectively. The aggregate fees billed by E&Y for assurance and related services that are not reasonably related to the performance of the HMF II audit for the fiscal years ended October 31, 2015 and October 31, 2014 were $2,647 and $2,439, respectively.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to HMF for the fiscal years ended October 31, 2015 and October 31, 2014 were $258,820 and $203,826, respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to HMF II for the fiscal years ended October 31, 2015 and October 31, 2014 were $22,985 and $18,884, respectively.

All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." The aggregate fees billed for products and services not otherwise reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" for each Company for each of the fiscal years ended October 31, 2015 and October 31, 2014 were $0.

For the fiscal years ended October 31, 2015 and October 31, 2014, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

Pre-Approval of Audit and Non-Audit Services Provided. The pre-approval policies and procedures (the "Policy") adopted by the Audit Committees sets forth the procedures pursuant to which services performed by the applicable independent registered public accounting firm may be pre-approved. Main provisions of the Policy include the following:

1.  The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Company.

2.  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company) during the period of the independent registered public accounting firm's engagement to provide audit services to the Company, if the non-audit services to the Service Affiliate directly impact the Company's operations and financial reporting.

3.  The Audit Committee shall pre-approve certain non-audit services to the Company and its Service Affiliates pursuant to procedures set forth in the Policy.

4.  The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a "Designated Member") to consider, on the Audit Committee's behalf, any non-audit services, whether to the Company or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.  The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Company, the Company's investment adviser, the Services Affiliates or any other member of the investment company complex.

Pre-approval has not been waived with respect to services described above under "Audit-Related Fees," "Tax Fees' and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to HMF, HFMC, and Service Affiliates that provide ongoing services to HMF for the fiscal years ended October 31, 2015 and October 31, 2014 were $2,134,034 and $1,646,194, respectively. The aggregate non-audit fees billed by E&Y for services rendered to HMF II, HFMC, and Service Affiliates that provide ongoing services to HMF II for the fiscal years ended October 31, 2015 and October 31, 2014 were $1,871,728 and $1,438,077, respectively. Services were for tax consulting, actuarial and business advisory services throughout the period.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

THE HARTFORD MUTUAL FUNDS, INC.
THE HARTFORD MUTUAL FUNDS II, INC.
HARTFORD SERIES FUND, INC.
HARTFORD HLS SERIES FUND II, INC.
(the "Funds")

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Membership

The Nominating and Governance Committee of the Funds (the "Committee") shall be composed of all of the Directors/Trustees of the Funds that are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors").

Duties and Powers

1.  The Committee shall make nominations for Independent Director membership on the Board of Directors/Trustees of the Funds (the "Board"). The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940 as amended (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may seek suggestions for candidates for nomination from any person or source it deems appropriate.

2.  The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs pursuant to the procedures attached hereto as Appendix A.

3.  The Committee shall (1) periodically review and evaluate the compensation of the Independent Directors and (2) make recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, the Independent Directors. In evaluating the compensation of the Independent Directors, the Committee may consider the factors set forth in Appendix B or other factors the Committee deems appropriate.

4.  The Committee is authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for Independent Directors.

5.  The Committee shall meet as appropriate prior to a meeting of the full Board and is empowered to hold special meetings as appropriate.

6.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

7.  The Committee shall review these Procedures as appropriate and recommend any changes to Board.

Adopted: May 13, 2003
Revised: November 4, 2015, June 22, 2011, November 1, 2006

APPENDIX A

Procedures For Consideration of Shareholder Nominations
for Independent Director Membership by the Nominating and Governance Committee

1.  The Nominating and Governance Committee (the "Committee") will consider nominees recommended by shareholders if a vacancy among the Independent Directors of the Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2.  In order for the Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3.  In order to recommend a nominee, a shareholder must send a letter to the Chair of the Committee, in care of the Secretary of the applicable Fund, at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087, and must include, at a minimum:

  (i)  the shareholder's contact information;

  (ii)  the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

  (iii)  a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

  (iv)  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

  (v)  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Committee and the Fund's Board of Directors.

It shall be in the Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4.  A shareholder nominee recommendation must be received by the Committee within a reasonable time period prior to the proxy submission.

5.  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

6.  If the Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Committee chose to nominate that candidate.

7.  The Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as Exhibit 1. The Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8.  The Committee may, in its sole discretion, hire third-parties to assist it with identifying, screening and evaluating nominees. If a third-party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9.  The final nomination of a prospective director rests solely with the Committee.

10.  The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Funds.

EXHIBIT 1

CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

The ideal panel of Independent Directors should represent a cross section of the shareholder base of the Funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy.

The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an Independent Director:

1.  Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

2.  College degree or business experience equivalent to a college degree.

3.  At least one Independent Director should have an investment background and at least one Director should have a financial/accounting background.

4.  Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

5.  An ability to invest in Funds.

6.  A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

7.  A person of high ethical standards.

APPENDIX B

There is no specific formula that the Committee is required to use when reviewing and evaluating the appropriate level of Independent Directors compensation. Rather, the Committee's review and evaluation should be based on the business judgment of its members, after an examination of the surrounding circumstances. The factors listed below may be considered by the Committee in reviewing and evaluating the compensation of the Independent Directors.

1.  The current level of compensation paid to the Independent Directors;

2.  The number of directors relative to the assets of the Funds overseen by the Board;

3.  The size, complexity and structure of the Funds in the Fund complex as well as the Fund complex as a whole;

4.  The complexity of the responsibilities assumed by the Independent Directors;

5.  The frequency of Board meetings;

6.  The time required to review and carefully evaluate the materials provided by management in connection with each Board meeting;

7.  The amount of compensation necessary to attract and retain highly qualified Board members;

8.  Time required to serve as Board and committee chair;

9.  The potential liability to which the Directors are exposed; and

10.  The amounts paid to Independent Directors of other mutual funds and the amounts paid to corporate directors.

APPENDIX D

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the "Adviser"), and each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., each a corporation organized under the laws of the State of Maryland (each a "Company"), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a "Portfolio" and, collectively, the "Portfolios").

WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to each Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and each Portfolio; and

WHEREAS, each Company and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for each Company and each Portfolio, and the terms and conditions under which such services will be performed; and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

1.  General Provision

Each Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to each Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities.

2.  Investment Management Services

In its capacity as investment manager to each Portfolio, Adviser shall have the following duties:

(a)  Subject to the direction and control by each Company's Board of Directors, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:

  1.  Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;

  2.  Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio's assets shall be held uninvested, subject always to the provisions of the Company's Articles of Restatement and Amended and Restated By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Company's Board of Directors may from time to time establish.

  3.  Monitoring the Portfolios' performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;

  4.  Monitoring subadvisers to confirm their compliance with the Portfolios' investment strategies and policies, for any changes that may impact the Portfolios or the subadvisers' operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the subadvisers, and with respect to the subadvisers' brokerage practices and trading quality;

  5.  Conducting periodic on-site due diligence meetings as well as other meetings with subadvisers;

  6.  Researching, selecting, and making recommendations to replace subadvisers or portfolio managers, and assisting in managing the transition process when subadvisers or portfolio managers are appointed, terminated, or replaced.

(b)  The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by each Company's Board of Directors.

(c)  The Adviser shall advise and assist the officers of each Company in taking such steps as are necessary or appropriate to carry out the decisions of the Company's Board of Directors and the appropriate committees of the Board regarding the conduct of the business of the Company insofar as it relates to the Portfolios.

3.  Administrative and Management Services

(a)  In addition to the performance of investment advisory services and subject to the supervision of each Company's Board of Directors, the Adviser shall regularly provide, or shall cause an affiliate to provide, such administrative and management services as may from time to time be requested by the Company or Portfolios as necessary for the operation of the Portfolios including, but not limited to:

  1.  assisting in the supervision of all aspects of the Company's operation, including the supervision and coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company, including serving as the liaison between such service providers and the Company's Board of Directors;

  2.  drafting and negotiating all aspects of agreements and amendments with the custodian, transfer agent or other shareholder servicing agents (if any) for the Company;

  3.  providing the Company with the services of persons, who may be the Adviser's officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company;

  4.  providing the Company with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Company as contemplated in this Agreement;

  5.  preparation and production of meeting materials for the Company's Board of Directors, as well as such other materials as the Board of Directors may from time to time reasonably request, including in connection with the Board's annual review of the Portfolios' investment management agreement, the subadvisory agreements, and related agreements;

  6.  coordinating and overseeing the preparation and filing with the U.S. Securities and Exchange Commission ("SEC") of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;

  7.  developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios' investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;

  8.  providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Company, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its directors or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel;

  9.  assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios' legal counsel in response to non-routine regulatory matters;

  10.  making reports to the Board of the Adviser's performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;

  11.  preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;

  12.  maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios' transactions as are required under any applicable state or federal securities;

  13.  preparing such information and reports as may be required by any banks from which a Portfolio borrows funds;

  14.  performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and

  15.  providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Company and Portfolios.

4.  Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of each Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of each Company's Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser's management of the Portfolios' investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in each Company's registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.  Brokerage Transactions

In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio's account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser's or sub-adviser's services to other clients. Subject to and in accordance with any directions that each Company's Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser's services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.

6.  Allocation of Charges and Expenses

The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to each Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of each Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of each Company; (x) all other expenses incidental to holding meetings of each Company's shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting each Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of each Company shall not receive any compensation from the Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.

7.  Compensation of the Adviser

For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:

The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.

If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The "daily net asset value" of a Portfolio shall be determined on the basis set forth in the Portfolio's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

8.  Liability of the Adviser

(a)  The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of each Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)  The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.

9.  Duration of Agreement

(a)  This Agreement shall be effective on and as of [  ], and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

(b)  This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the applicable Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.

(c)  As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

(d)  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

10.  Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11.  Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

12.  Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.  Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.  Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of each Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.

15.  Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

[The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the [  ] day of [  ], 201[  ].

Hartford Funds Management Company, LLC

By: James E. Davey
Title: President

The Hartford Mutual Funds, Inc.
on behalf of each of its series listed on
Attachment A

By: James E. Davey
Title: President

The Hartford Mutual Funds II, Inc.
on behalf of each of its series listed on
Attachment A

By: James E. Davey
Title: President

Schedule A

List of Portfolios

THE HARTFORD MUTUAL FUNDS, INC.
ON BEHALF OF:

[List of Funds]

Last updated: [  ]

THE HARTFORD MUTUAL FUNDS II, INC.
ON BEHALF OF:

[List of Funds]

Last updated: [  ]

APPENDIX E

ADDITIONAL INFORMATION ABOUT HFMC AND THE NEW AGREEMENT

The information set forth below regarding HFMC and New Agreement should be read in conjunction with Proposal 2.

The Investment Manager

HFMC is the investment manager to each of the Funds. As investment manager, HFMC is responsible for the management of each of the Funds and supervises the activities of the Funds' investment sub-adviser (as applicable). In addition, HFMC currently provides administrative services to each of the Funds. HFMC is wholly-owned by HFMG, a holding company. Hartford Life, Inc. owns approximately 99% of HFMG. Hartford Life, Inc. is wholly-owned by Hartford Holdings, Inc., which is wholly-owned by The Hartford, a Connecticut based financial services company. Excluding affiliated funds of funds, as of October 31, 2015, HFMC had approximately $92.3 billion (or $74 billion additionally, excluding certain annuity products) in discretionary and non-discretionary assets under management. The Hartford is principally located at One Hartford Plaza, Hartford, Connecticut 06155. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

James E. Davey currently serves as Senior Managing Director, Manager, President and Chairman of the Board of HFMC. Mr. Davey also currently serves as Director, President and Chief Executive Officer of the Companies. Vernon J. Meyer currently serves as Managing Director and Chief Investment Officer of HFMC. Mr. Meyer also currently serves as Vice President of the Companies. Joseph G. Melcher currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher also currently serves as Vice President and Chief Compliance Officer of the Companies. Edward P. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFMC. Edward P. Macdonald also currently serves as Vice President, Secretary and Chief Legal Officer of the Companies. No other officer or director of the Companies is currently an officer, employee, director or shareholder of HFMC. Mr. Davey and each of the Companies' officers have an equity ownership interest in HFMG, the direct parent of HFMC.

Management of the Investment Manager

The principal executive officers and directors of HFMC and their principal occupations are set forth below. The business address of each such person is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

Name	Position Held with HFMC	Position Held with the Companies	Principal Occupation
James E. Davey	Senior Managing Director, President and Chairman of the Board	Director, President and Chief Executive Officer

Executive Vice President of The Hartford and HLIC; Senior Managing Director, Chairman of the Board and Manager of HFD; President, Senior Managing Director, Director and Chairman of the Board of HASCO and President, Director, Chairman and Senior Managing Director of HFMG

Walter F. Garger	Managing Director and General Counsel	N/A	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG
Vernon J. Meyer	Managing Director and Chief Investment Officer	Vice President	Senior Vice President of HLIC; and Managing Director of HFMG
Gregory A. Frost	Managing Director and Chief Financial Officer	N/A	Director, Managing Director and Chief Financial Officer of HASCO; Chief Financial Officer/FINOP, Manager, Managing Director of HFD; and Managing Director and Chief Financial Officer of HFMG
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer	Executive Vice President of HFD, HASCO and HFMG

Prior Approvals of Current Agreements

The Current Agreements were first approved by the Boards at a meeting on November 8, 2012 in connection with a corporate restructuring plan (the "Restructuring") whereby the Boards, including the Independent Directors, unanimously voted to terminate the investment management agreements with Hartford Investment Financial Services, LLC, the Funds' former investment manager, and to approve the Current Agreements with HFMC. Shareholders of the Funds were not required to approve the Current Agreements because the

Restructuring was solely organizational in nature and there was no change in actual control or management of the Funds' investment manager. Furthermore, the terms of the Current Agreements and services provided thereunder were functionally indistinguishable from the prior agreements with Hartford Investment Financial Services, LLC. The Current Agreements were most recently approved by the Boards at a meeting on August 4-5, 2015, in connection with the annual continuance thereof. The proposed New Agreement, as described in Proposal 2 and elsewhere herein, was approved by the Boards at a meeting on November 4-5, 2015.

Management Fees under the Current Agreements

The following table sets forth the management fee schedule (as a percentage of the Fund's average daily net assets) and contractual expense limitation arrangements in effect as of December 16, 2015 and amount of management fees paid by each of the Funds to HFMC under the Current Agreements during the fiscal year ended October 31, 2015. The New Agreement, if approved by shareholders of each Fund, will not result in any change to the management fee schedules set forth below.

The Hartford Mutual Funds, Inc.

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Balanced Fund	0.6900% of the first $500 million; 0.6250% of the next $500 million; 0.5750% of the next $4 billion; 0.5725% of the next $5 billion; and 0.5700% in excess of $10 billion	1.18% (Class A) 0.93% (Class I) 1.40% (Class R3) 1.10% (Class R4) 0.80% (Class R5)	$5,091,933.84	$5,091,933.84
The Hartford Balanced Income Fund	0.7000% of the first $250 million; 0.6300% of the next $250 million; 0.6000% of the next $500 million; 0.5700% of the next $1.5 billion; 0.5500% of the next $2.5 billion; 0.5300% of the next $5 billion; and 0.5250% in excess of $10 billion	0.99% (Class A) 1.74% (Class B)** 1.74% (Class C) 0.74% (Class I) 1.24% (Class R3) 0.94% (Class R4) 0.69% (Class R5) 0.64% (Class R6) 0.64% (Class Y)	$34,890,567.79	$34,890,567.79

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Capital Appreciation Fund	0.8000% of the first $500 million; 0.7000% of the next $500 million; 0.6500% of the next $4 billion; 0.6475% of the next $5 billion; and 0.6450% in excess of $10 billion	1.29% (Class A) 1.04% (Class I) 1.40% (Class R3) 1.10% (Class R4) 0.80% (Class R5) 0.75% (Class R6)	$73,924,970.33	$73,924,970.33
The Hartford Checks and Balances Fund	The Fund does not pay a monthly management fee to the Investment Manager.	1.25% (Class A) 2.00% (Class B) 2.00% (Class C) 1.00% (Class I) 1.40% (Class R3) 1.10% (Class R4) 0.80% (Class R5)	—	—
The Hartford Conservative Allocation Fund[1]	0.1000% of the first $500 million; 0.0950% of the next $500 million; 0.0900% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0700% of the next $2.5 billion; 0.0600% of the next $2.5 billion; and 0.0500% in excess of $10 billion	1.19% (Class A) 1.94% (Class B) 1.94% (Class C) 0.94% (Class I) 1.44% (Class R3) 1.14% (Class R4) 0.84% (Class R5)	$276,661.94	$276,661.94

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Core Equity Fund	0.4500% of the first $500 million; 0.3500% of the next $500 million; 0.3300% of the next $1.5 billion; 0.3250% of the next $2.5 billion; and 0.3225% in excess of $5 billion	0.79% (Class A) 1.54% (Class B) 1.54% (Class C) 0.54% (Class I) 1.09% (Class R3) 0.79% (Class R4) 0.49% (Class R5) 0.45% (Class R6) 0.49% (Class Y)	$1,364,672.03	$1,364,672.03
The Hartford Dividend and Growth Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5950% of the next $2.5 billion; 0.5900% of the next $5 billion; and 0.5850% in excess of $10 billion	1.25% (Class A) 1.00% (Class I) 1.35% (Class R3) 1.05% (Class R4) 0.75% (Class R5) 0.70% (Class R6)	$48,115,857.11	$48,115,857.11
Hartford Duration-Hedged Strategic Income Fund	0.1000% of the first $500 million; 0.0900% of the next $500 million; 0.0850% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0750% of the next $2.5 billion; 0.0700% of the next 2.5 billion; and 0.0650% in excess of $10 billion	1.15% (Class A) 1.90% (Class C) 0.90% (Class I) 1.45% (Class R3) 1.15% (Class R4) 0.85% (Class R5) 0.75% (Class Y)	$13,918.44	$13,918.44

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Emerging Markets Equity Fund[2]	1.1000% of the first $250 million; 1.0500% of the next $250 million; 1.0000% of the next $500 million; and 0.9700% in excess of $1 billion	1.75% (Class A) 2.50% (Class C) 1.50% (Class I) 1.95% (Class R3) 1.65% (Class R4) 1.35% (Class R5) 1.30% (Class Y)	$2,225,565.76	$2,225,565.76
The Hartford Emerging Markets Local Debt Fund	1.0000% of the first $250 million; 0.9500% of the next $250 million; 0.9000% of the next $4.5 billion; 0.8975% of the next $5 billion; and 0.8950% in excess of $10 billion	1.25% (Class A) 2.00% (Class C) 1.00% (Class I) 1.55% (Class R3) 1.25% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$2,807,037.5	$2,807,037.5
The Hartford Equity Income Fund	0.7500% of the first $250 million; 0.7000% of the next $250 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5900% of the next $2.5 billion; and 0.5875% in excess of $5 billion	1.25% (Class A) 2.00% (Class B)*** 2.00% (Class C) 1.00% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.90% (Class R5) 0.85% (Class R6) 0.85% (Class Y)	$23,133,999.29	$23,133,999.29

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Floating Rate Fund	0.6500% of the first $500 million; 0.6000% of the next $2 billion; 0.5900% of the next $2.5 billion; 0.5800% of the next $5 billion; and 0.5700% in excess of $10 billion	1.00% (Class A) 1.75% (Class B) 1.75% (Class C) 0.75% (Class I) 1.25% (Class R3) 1.00% (Class R4) 0.70% (Class R5) 0.70% (Class Y)	$31,839,748.96	$31,839,748.96
The Hartford Floating Rate High Income Fund	0.7000% of the first $500 million; 0.6500% of the next $2 billion; 0.6400% of the next $2.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	1.05% (Class A) 1.80% (Class C) 0.80% (Class I) 1.35% (Class R3) 1.05% (Class R4) 0.75% (Class R5) 0.75% (Class Y)	$3,308,933.96	$3,308,933.96
The Hartford Global All-Asset Fund	0.9500% of the first $250 million; 0.9000% of the next $250 million; 0.8000% of the next $500 million; 0.7300% of the next $1.5 billion; 0.7000% of the next $2.5 billion; 0.6600% of the next $5 billion; and 0.6550% in excess of $10 billion	1.25% (Class A) 2.00% (Class C) 1.00% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$3,846,071.29	$3,846,071.29

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Global Alpha Fund[3]	1.1000% of the first $500 million; 1.0900% of the next $500 million; 1.0800% of the next $1.5 billion; 1.0700% of the next $2.5 billion; and 1.0600% in excess of $5 billion	1.55% (Class A) 2.30% (Class C) 1.30% (Class I) 1.85% (Class R3) 1.55% (Class R4) 1.25% (Class R5) 1.20% (Class Y)	$279,233.47	$279,233.47
Hartford Global Capital Appreciation Fund	0.8500% of the first $500 million; 0.7500% of the next $500 million; 0.7000% of the next $4 billion; 0.6800% of the next $5 billion; and 0.6750% in excess of $10 billion	1.25% (Class A) 2.00% (Class B) 2.00% (Class C) 1.00% (Class I) 1.35% (Class R3) 1.05% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$10,775,697.6	$10,775,697.6
Hartford Global Equity Income Fund	0.7500% of the first $500 million; 0.7000% of the next $500 million; 0.6900% of the next $4 billion; 0.6850% of the next $5 billion; and 0.6700% in excess of $10 billion	1.25% (Class A) 2.00% (Class B) 2.00% (Class C) 1.00% (Class I) 1.45% (Class R3) 1.15% (Class R4) 0.85% (Class R5) 0.80% (Class Y)	$2,205,386.33	$2,205,386.33

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Global Real Asset Fund[4]	0.8450% of the first $500 million; 0.8100% of the next $500 million; 0.7800% of the next $1.5 billion; 0.7500% of the next $2.5 billion; and 0.7100% in excess of $5 billion	1.25% (Class A) 2.00% (Class C) 1.00% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$3,371,819.28	$2,844,026.86
The Hartford Growth Allocation Fund[5]	0.1000% of the first $500 million; 0.0950% of the next $500 million; 0.0900% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0700% of the next $2.5 billion; 0.0600% of the next $2.5 billion; and 0.0500% in excess of $10 billion	1.50% (Class A) 2.25% (Class B) 2.25% (Class C) 1.25% (Class I) 1.70% (Class R3) 1.40% (Class R4) 1.10% (Class R5)	$1,135,597.8	$1,002,754.01
The Hartford Healthcare Fund	0.9000% of the first $500 million; 0.8500% of the next $500 million; 0.8000% of the next $4 billion; 0.7975% of the next $5 billion; and 0.7950% in excess of $10 billion	1.60% (Class A) 2.35% (Class B) 2.35% (Class C) 1.35% (Class I) 1.65% (Class R3) 1.35% (Class R4) 1.05% (Class R5) 1.00% (Class Y)	$11,732,543.69	$11,732,543.69

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford High Yield Fund	0.6500% of the first $500 million; 0.6000% of the next $500 million; 0.5950% of the next $1.5 billion; 0.5900% of the next $2.5 billion; 0.5800% of the next $5 billion; and 0.5700% in excess of $10 billion	1.05% (Class A) 1.80% (Class B) 1.80% (Class C) 0.80% (Class I) 1.35% (Class R3) 1.05% (Class R4) 0.75% (Class R5) 0.70% (Class Y)	$2,500,935.74	$2,500,935.74
The Hartford Inflation Plus Fund	0.5000% of the first $500 million; 0.4500% of the next $500 million; 0.4450% of the next $1.5 billion; 0.4400% of the next $2.5 billion; 0.4300% of the next $5 billion; and 0.4200% in excess of $10 billion	0.85% (Class A) 1.60% (Class B) 1.60% (Class C) 0.60% (Class I) 1.20% (Class R3) 0.90% (Class R4) 0.60% (Class R5) 0.55% (Class Y)	$4,291,825.05	$4,291,825.05
Hartford International Equity Fund[6]	0.7000% of the first $500 million; 0.6500% of the next $500 million; 0.6400% of the next $1.5 billion; 0.6300% of the next $2.5 billion; and 0.6250% in excess of $5 billion	1.19% (Class A) 1.94% (Class B) 1.94% (Class C) 0.89% (Class I) 1.49% (Class R3) 1.19% (Class R4) 0.89% (Class R5) 0.79% (Class Y)	$286,172.34	$286,172.34

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford International Growth Fund[7]	0.8500% of the first $500 million; 0.8000% of the next $500 million; 0.7500% of the next $4 billion; 0.7475% of the next $5 billion; and 0.7450% in excess of $10 billion	1.30% (Class A) 2.05% (Class B) 2.05% (Class C) 1.00% (Class I) 1.60% (Class R3) 1.30% (Class R4) 1.00% (Class R5) 0.95% (Class Y)	$1,757,312.57	$1,757,312.57
The Hartford International Opportunities Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6400% of the next $1.5 billion; 0.6350% of the next $2.5 billion; 0.6300% of the next $5 billion; and 0.6250% in excess of $10 billion	1.30% (Class A) 2.05% (Class B) 2.05% (Class C) 1.05% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.90% (Class R5) 0.85% (Class R6) 0.85% (Class Y)	$10,411,355.79	$10,411,355.79
The Hartford International Small Company Fund	0.9000% of the first $500 million; 0.8500% of the next $500 million; 0.8000% of the next $4 billion; 0.7975% of the next $5 billion; and 0.7950% in excess of $10 billion	1.60% (Class A) 2.35% (Class B) 2.35% (Class C) 1.35% (Class I) 1.65% (Class R3) 1.35% (Class R4) 1.05% (Class R5) 1.00% (Class Y)	$2,730,586.91	$2,730,586.91

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford International Value Fund	0.8500% of the first $500 million; 0.8000% of the next $500 million; 0.7500% of the next $4 billion; 0.7475% of the next $5 billion; and 0.7450% in excess of $10 billion	1.40% (Class A) 2.15% (Class C) 1.15% (Class I) 1.60% (Class R3) 1.30% (Class R4) 1.00% (Class R5) 0.95% (Class Y)	$8,079,320.22	$8,079,320.22
Hartford Long/Short Global Equity Fund	1.4000% of the first $1 billion; 1.3900% of the next $1 billion; and 1.3800% in excess of $2 billion	1.90% (Class A) 2.65% (Class C) 1.65% (Class I) 1.50% (Class Y)	$279,024.45	$279,024.45
The Hartford MidCap Fund	0.8500% of the first $500 million; 0.7500% of the next $500 million; 0.7000% of the next $4 billion; 0.6975% of the next $5 billion; and 0.6950% in excess of $10 billion	1.37% (Class A) 1.12% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.90% (Class R5) 0.85% (Class R6)	$34,035,548.8	$34,035,548.8
The Hartford MidCap Value Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5950% of the next $2.5 billion; 0.5900% of the next $5 billion; and 0.5850% in excess of $10 billion	1.35% (Class A) 2.10% (Class B) 2.10% (Class C) 1.10% (Class I) 1.55% (Class R3) 1.25% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$3,735,556.26	$3,735,556.26

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Moderate Allocation Fund[8]	0.1000% of the first $500 million; 0.0950% of the next $500 million; 0.0900% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0700% of the next $2.5 billion; 0.0600% of the next $2.5 billion; and 0.0500% in excess of $10 billion	1.40% (Class A) 2.15% (Class B) 2.15% (Class C) 1.15% (Class I) 1.65% (Class R3) 1.35% (Class R4) 1.05% (Class R5)	$924,464.67	$924,464.67
Hartford Multi-Asset Income Fund	0.7500% of the first $250 million; 0.7000% of the next $250 million; 0.6800% of the next $500 million; 0.6600% of the next $1.5 billion; 0.6500% of the next $2.5 billion; 0.6400% of the next 5 billion; and 0.6350% in excess of $10 billion	1.12% (Class A) 1.87% (Class C) 0.87% (Class I) 1.42% (Class R3) 1.12% (Class R4) 0.93% (Class R5) 0.83% (Class Y)	$1,050,310.45	$1,050,310.45
Hartford Municipal Income Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class C) 0.44% (Class I)	$15,050.31	$15,050.31

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Municipal Opportunities Fund[9]	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class B) 1.44% (Class C) 0.44% (Class I)	$2,002,679.39	$1,780,298.19
Hartford Municipal Short Duration Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class C) 0.44% (Class I)	$15,926.05	$15,926.05
The Hartford Quality Bond Fund	0.5000% of the first $500 million; 0.4500% of the next $500 million; 0.4450% of the next $1.5 billion; 0.4400% of the next $2.5 billion; 0.4300% of the next $5 billion; and 0.4200% in excess of $10 billion	0.95% (Class A) 1.70% (Class C) 0.70% (Class I) 1.25% (Class R3) 0.95% (Class R4) 0.65% (Class R5) 0.60% (Class Y)	$150,288.66	$150,288.66

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Real Total Return Fund	1.2000% of the first $250 million; 1.1500% of the next $250 million; 1.1000% of the next $500 million; 1.0500% of the next $1.5 billion; 1.0200% of the next $2.5 billion; 1.0100% of the next $5 billion; and 1.0000% in excess of $10 billion	1.70% (Class A) 2.45% (Class C) 1.45% (Class I) 2.00% (Class R3) 1.70% (Class R4) 1.40% (Class R5) 1.30% (Class Y)	$1,345,829.2	$1,345,829.2
The Hartford Short Duration Fund	0.4500% of the first $500 million; 0.4000% of the next $500 million; 0.3950% of the next $1.5 billion; 0.3900% of the next $2.5 billion; 0.3800% of the next $5 billion; and 0.3700% in excess of $10 billion	0.85% (Class A) 1.60% (Class B)**** 1.60% (Class C) 0.60% (Class I) 1.15% (Class R3) 0.85% (Class R4) 0.55% (Class R5) 0.55% (Class Y)	$3,289,717.19	$3,289,717.19
Hartford Small Cap Core Fund	0.7500% of the first $500 million; 0.7000% of the next $500 million; 0.6500% of the next $2 billion; 0.6400% of the next $2 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	1.30% (Class A) 2.05% (Class B) 2.05% (Class C) 1.05% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.90% (Class R5) 0.85% (Class Y)	$557,308.93	$557,308.93

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Small Company Fund	0.8500% of the first $250 million; 0.8000% of the next $250 million; 0.7500% of the next $500 million; 0.7000% of the next $500 million; 0.6500% of the next $3.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	1.40% (Class A) 2.15% (Class B) 2.15% (Class C) 1.15% (Class I) 1.55% (Class R3) 1.25% (Class R4) 0.95% (Class R5) 0.90% (Class R6) 0.90% (Class Y)	$7,446,223.71	$7,446,223.71
The Hartford Strategic Income Fund	0.5500% of the first $500 million; 0.5000% of the next $500 million; 0.4750% of the next $1.5 billion; 0.4650% of the next $2.5 billion; 0.4550% of the next $5 billion; and 0.4450% in excess of $10 billion	0.95% (Class A) 1.70% (Class B) 1.70% (Class C) 0.70% (Class I) 1.25% (Class R3) 0.95% (Class R4) 0.65% (Class R5) 0.60% (Class R6) 0.60% (Class Y)	$2,147,364.88	$2,147,364.88
The Hartford Total Return Bond Fund	0.4300% of the first $500 million; 0.3800% of the next $500 million; 0.3700% of the next $4 billion; 0.3600% of the next $5 billion; and 0.3500% in excess of $10 billion	0.87% (Class A) 1.62% (Class B) 1.62% (Class C) 0.62% (Class I) 1.17% (Class R3) 0.87% (Class R4) 0.57% (Class R5) 0.52% (Class R6) 0.52% (Class Y)	$7,185,124.2	$7,185,124.2

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Unconstrained Bond Fund	0.5500% of the first $500 million; 0.5000% of the next $500 million; 0.4750% of the next $1.5 billion; 0.4650% of the next $2.5 billion; 0.4550% of the next $5 billion; and 0.4450% in excess of $10 billion	0.99% (Class A) 1.74% (Class B) 1.74% (Class C) 0.74% (Class I) 1.29% (Class R3) 0.99% (Class R4) 0.69% (Class R5) 0.69% (Class Y)	$584,482.98	$584,482.98
The Hartford World Bond Fund	0.7000% of the first $250 million; 0.6500% of the next $250 million; 0.6000% of the next $4.5 billion; 0.5750% of the next $5 billion; and 0.5725% in excess of $10 billion	1.05% (Class A) 1.80% (Class C) 0.80% (Class I) 1.35% (Class R3) 1.05% (Class R4) 0.75% (Class R5) 0.70% (Class R6) 0.70% (Class Y)	$20,867,662.15	$20,867,662.15

The Hartford Mutual Funds II, Inc.

Fund Name	Management Fee Schedule	Expense Reimbursement	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Growth Opportunities Fund	0.8000% of the first $250 million; 0.7000% of the next $4.75 billion; 0.6975% of the next $5 billion; and 0.6950% in excess of $10 billion	1.36% (Class A) 2.11% (Class B) 2.11% (Class C) 1.11% (Class I) 1.45% (Class R3) 1.15% (Class R4) 0.85% (Class R5) 0.85% (Class R6) 0.85% (Class Y)	$30,674,577.19	$30,674,577.19

Fund Name	Management Fee Schedule	Expense Reimbursement	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Municipal Real Return Fund[10]	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class B) 1.44% (Class C) 0.44% (Class I) 0.44% (Class Y)	$768,535.11	$701,672.18
The Hartford SmallCap Growth Fund	0.9000% of the first $100 million; 0.8000% of the next $150 million; 0.7000% of the next $250 million; 0.6500% of the next $4.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	1.40% (Class A) 2.15% (Class B) 2.15% (Class C) 1.15% (Class I) 1.60% (Class R3) 1.30% (Class R4) 1.00% (Class R5) 0.95% (Class R6) 0.95% (Class Y)	$7,056,945.55	$7,056,945.55
The Hartford Value Opportunities Fund	0.7000% of the first $500 million; 0.6000% of the next $500 million; 0.5900% of the next $1.5 billion; 0.5850% of the next $2.5 billion; 0.5800% of the next $5 billion; and 0.5750% in excess of $10 billion	1.35% (Class A) 2.10% (Class B) 2.10% (Class C) 1.10% (Class I) 1.55% (Class R3) 1.25% (Class R4) 0.95% (Class R5) 0.90% (Class Y)	$2,182,610.53	$2,182,610.53

1  Prior to November 1, 2015, the management fee paid by the Fund to HFMC was 0.1500% of the first $500 million, 0.1000% of the next $500 million, 0.0900% of the next $1.5 billion, 0.0800% of the next $2.5 billion, 0.0700% of the next $2.5 billion, 0.0600% of the next $2.5 billion and 0.0500% in excess of $10 billion. Also prior to November 1, 2015, HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total operating expenses as follows: 1.35% (Class A), 2.10% (Class B), 2.10% (Class C), 1.10% (Class I), 1.60% (Class R3), 1.30% (Class R4) and 1.00% (Class R5).

2  Prior to May 7, 2015, the management fee paid by the Fund to HFMC was 1.2000% of the first $250 million, 1.1500% of the next $250 million, 1.1000% of the next $500 million, 1.0750% of the next $4 billion, 1.0725% of the next $5 billion and 1.0700% in excess of $10 billion.

3  The management fee paid to HFMC by the Fund consists of a base fee calculated as noted in the Management Fee Schedule above, plus or minus a performance-fee adjustment calculated by applying a variable rate of up to 0.50% (positive or negative over an annual period) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.

4  Prior to November 1, 2015, the management fee paid by the Fund to HFMC was 0.9500% of the first $250 million, 0.9300% of the next $250 million, 0.8500% of the next $500 million, 0.7800% of the next $1.5 billion, 0.7500% of the next $2.5 billion and 0.7100% in excess of $5 billion. Also prior to November 1, 2015, HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total operating expenses as follows: 1.35% (Class A), 2.10% (Class C), 1.10% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).

5  Prior to November 1, 2015, the management fee paid by the Fund to HFMC was 0.1500% of the first $500 million, 0.1000% of the next $500 million, 0.0900% of the next $1.5 billion, 0.0800% of the next $2.5 billion, 0.0700% of the next $2.5 billion, 0.0600% of the next $2.5 billion and 0.0500% in excess of $10 billion.

6  Prior to August 13, 2015, the management fee paid by the Fund to HFMC was 0.9000% of the first $500 million, 0.8500% of the next $4.5 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion. Also prior to August 13, 2015, HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total operating expenses as follows: 1.45% (Class A), 2.20% (Class B), 2.20% (Class C), 1.20% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5) and 1.00% (Class Y).

7  Prior to August 13, 2015, HFMC had contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to maintain total operating expenses as follows: 1.55% (Class A), 2.30% (Class B), 2.30% (Class C), 1.30% (Class I), 1.60% (Class R3), 1.30% (Class R4), 1.00% (Class R5) and 0.95% (Class Y).

8  Prior to November 1, 2015, the management fee paid by the Fund to HFMC was 0.150% of the first $500 million, 0.100% of the next $500 million, 0.090% of the next $1.5 billion, 0.080% of the next $2.5 billion, 0.070% of the next $2.5 billion, 0.060% of the next $2.5 billion and 0.050% in excess of $10 billion.

9  Prior to June 1, 2015, the management fee paid by the Fund to HFMC was 0.5500% of the first $500 million, 0.5000% of the next $500 million, 0.4750% of the next $1.5 billion, 0.4650% of the next $2.5 billion, 0.4550% of the next $5 billion and 0.4450 in excess of $10 billion.

10  Prior to June 1, 2015, the management fee paid by the Fund to HFMC was 0.5000% of the first $500 million, 0.4500% of the next $500 million, 0.4400% of the next $1.5 billion, 0.4300% of the next $2.5 billion, 0.4200% of the next $5 billion and 0.4100% in excess of $10 billion.

*  The expense limitation arrangements will remain in effect until February 29, 2016 (except that with respect to The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford International Equity Fund, The Hartford International Growth Fund, Hartford Moderate Allocation Fund, Hartford Municipal Income Fund and Hartford Municipal Short Duration Fund, the expense limitations will remain in effect until February 28, 2017) and will renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the applicable Board. HFMC currently intends to extend the expense limitation of The Hartford Emerging Markets Local Debt Fund through February 28, 2017.

**  The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable Financial Industry Regulatory Authority ("FINRA") rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 0.99%.

***  The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 1.25%.

****  The reduction in amounts charged in connection with Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2011, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to Class B shares to be, effectively, 0.85%.

Other Fee Payments

The following table sets forth the net fees (after any waivers) paid by each of the Funds to HFMC and its affiliates during the fiscal year ended October 31, 2015 for services provided to each of the Funds (other than for management services or for brokerage commissions). Each of the services for which these payments were made will continue to be provided to the Funds by HFMC and/or its affiliates upon shareholder approval of the New Agreement as discussed in the Joint Proxy Statement.

The Hartford Mutual Funds, Inc.

Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)*	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford Balanced Fund	$137,291.95	$1,146,480.64	$3,028,797.59
The Hartford Balanced Income Fund	$1,177,304.38	$5,200,716.46	$29,119,164.55
The Hartford Capital Appreciation Fund	$1,724,331.88	$12,496,455.76	$36,283,631.11
The Hartford Checks and Balances Fund	$232,366.13	$2,017,110.24	$8,127,962.71

Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)*	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford Conservative Allocation Fund	$22,133.70	$186,635.61	$829,649.56
Hartford Core Equity Fund	$42,637.90	$353,668.16	$841,203.88
The Hartford Dividend and Growth Fund	$1,050,696.01	$8,435,867.24	$15,607,633.16
Hartford Duration-Hedged Strategic Income Fund	$1,948.66	$9,967.86	$43,657.51
Hartford Emerging Markets Equity Fund	$48,241.90	$32,615.08	$64,196.12
The Hartford Emerging Markets Local Debt Fund	$70,658.49	$32,742.24	$52,942.07
The Hartford Equity Income Fund	$447,655.53	$3,573,215.91	$9,937,286.76
The Hartford Floating Rate Fund	$943,186.31	$3,730,908.53	$19,982,758.41
The Hartford Floating Rate High Income Fund	$85,143.81	$392,485.68	$1,521,895.05
The Hartford Global All-Asset Fund	$103,361.53	$464,893.75	$1,608,815.87
The Hartford Global Alpha Fund	$6,346.08	$1,547.11	$45,392.18
Hartford Global Capital Appreciation Fund	$195,520.26	$1,923,019.16	$5,105,462.76
Hartford Global Equity Income Fund	$52,930.96	$262,756.10	$371,318.12
The Hartford Global Real Asset Fund	$89,550.55	$132,351.29	$215,908.61
The Hartford Growth Allocation Fund	$106,275.49	$1,207,147.50	$3,935,642.00
The Hartford Healthcare Fund	$192,199.91	$1,583,456.52	$4,975,914.17
The Hartford High Yield Fund	$76,949.89	$579,643.95	$1,491,092.69
The Hartford Inflation Plus Fund	$125,751.23	$856,850.07	$3,319,203.47
Hartford International Equity Fund	$6,692.07	$38,052.47	$74,391.24
The Hartford International Growth Fund	$41,347.57	$408,423.85	$484,815.72

Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)*	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford International Opportunities Fund	$275,952.79	$1,260,455.46	$2,424,372.43
The Hartford International Small Company Fund	$54,613.35	$252,777.10	$415,901.51
The Hartford International Value Fund	$176,917.56	$1,115,471.35	$1,185,784.72
Hartford Long/Short Global Equity Fund	$4,982.44	$1,462.84	$30,689.14
The Hartford MidCap Fund	$566,331.58	$4,284,182.23	$11,803,555.14
The Hartford MidCap Value Fund	$69,851.89	$555,930.23	$1,092,467.90
Hartford Moderate Allocation Fund	$80,938.65	$708,838.82	$2,983,031.35
Hartford Multi-Asset Income Fund	$28,007.60	$11,333.00	$81,173.53
Hartford Municipal Income Fund	$774.02	$103.60	$13,356.43
The Hartford Municipal Opportunities Fund	$77,864.41	$185,206.64	$1,499,181.50
Hartford Municipal Short Duration Fund	$819.08	$158.80	$14,470.51
The Hartford Quality Bond Fund	$4,208.15	$6,321.18	$62,975.31
Hartford Real Total Return Fund	$28,037.70	$2,975.62	$4,293.15
The Hartford Short Duration Fund	$151,981.57	$889,637.37	$2,374,198.49
Hartford Small Cap Core Fund	$10,403.63	$144,961.31	$304,098.88
The Hartford Small Company Fund	$132,008.72	$1,172,403.54	$1,719,009.59
The Hartford Strategic Income Fund	$78,083.71	$327,064.81	$1,384,537.85
The Hartford Total Return Bond Fund	$369,554.01	$1,345,542.94	$2,512,495.06
The Hartford Unconstrained Bond Fund	$26,566.98	$151,191.03	$325,369.05
The Hartford World Bond Fund	$683,071.07	$3,292,290.70	$3,106,458.57

The Hartford Mutual Funds II, Inc.

Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)*	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford Growth Opportunities Fund	$521,548.58	$5,479,497.93	$7,766,036.75
The Hartford Municipal Real Return Fund	$27,996.06	$85,640.11	$583,294.26
The Hartford SmallCap Growth Fund	$158,944.54	$929,740.59	$1,442,174.37
The Hartford Value Opportunities Fund	$43,653.75	$473,034.57	$929,552.48

*  HFMC and HASCO pay third-party sub-agents out of these fees.

**  For the fiscal year ended October 31, 2015, approximately $191,607,102 of Rule 12b-1 fees paid by the Companies was paid to third-parties and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

Compensation Paid to HFMC by Investment Companies with Similar Investment Objectives

The following table sets forth the management fee rate paid to HFMC and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. Rates are provided as a percentage of average daily net assets unless otherwise indicated. No expense limitations or waivers were in place with respect to the funds below.

Fund Name	Net Assets as of June 30, 2015	Management Fee Rate
Hartford Balanced HLS Fund	$2,747,312,325	0.6800% on first $250 million;
		0.6550% on next $250 million;
		0.6450% on next $500 million;
		0.5950% on next $4 billion;
		0.5925% on next $5 billion; and
		0.5900% in excess of $10 billion
Hartford Capital Appreciation	$6,935,905,587	0.7750% on first $250 million;
HLS Fund		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6250% on next $1.5 billion;
		0.6200% on next $2.5 billion;
		0.6150% on next $5 billion; and
		0.6100% in excess of $10 billion

Fund Name	Net Assets as of June 30, 2015	Management Fee Rate
Hartford Disciplined Equity	$786,451,304	0.7750% on first $250 million;
HLS Fund		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6250% on next $4 billion;
		0.6225% on next $5 billion; and
		0.6200% in excess of $10 billion
Hartford Dividend and Growth	$3,752,166,064	0.7750% on first $250 million;
HLS Fund		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6250% on next $1.5 billion;
		0.6200% on next $2.5 billion;
		0.6150% on next $5 billion; and
		0.6100% in excess of $10 billion
Hartford Growth Opportunities	$1,427,181,321	0.7000% on first $100 million;
HLS Fund		0.6000% on next $4.9 billion;
		0.5975% on next $5 billion; and
		0.5950% in excess of $10 billion
Hartford Healthcare HLS Fund	$435,537,992	0.8500% on first $250 million;
		0.8000% on next $250 million;
		0.7500% on next $4.5 billion;
		0.7475% on next $5 billion; and
		0.7450% in excess of $10 billion
Hartford High Yield HLS Fund	$399,462,976	0.7000% on first $500 million;
		0.6750% on next $500 million;
		0.6250% on next $1.5 billion;
		0.6150% on next $2.5 billion;
		0.6050% on next $5 billion; and
		0.5950% in excess of $10 billion
Hartford International	$1,453,992,806	0.7750% on first $250 million;
Opportunities HLS Fund		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6250% on next $1.5 billion;
		0.6200% on next $2.5 billion;
		0.6150% on next $5 billion; and
		0.6100% in excess of $10 billion
Hartford MidCap HLS Fund	$1,868,698,394	0.7750% on first $250 million;
		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6250% on next $4 billion;
		0.6225% on next $5 billion; and
		0.6200% in excess of $10 billion

Fund Name	Net Assets as of June 30, 2015	Management Fee Rate
Hartford MidCap Value	$438,420,888	0.8000% on first $500 million;
HLS Fund		0.7250% on next $500 million;
		0.6750% on next $1.5 billion;
		0.6700% on next $2.5 billion;
		0.6650% on next $5 billion; and
		0.6600% in excess of $10 billion
Hartford Small Company	$1,454,343,839	0.7750% on first $250 million;
HLS Fund		0.7250% on next $250 million;
		0.6750% on next $500 million;
		0.6000% on next $500 million;
		0.5500% on next $3.5 billion;
		0.5300% on next $5 billion; and
		0.5200% in excess of $10 billion
Hartford SmallCap Growth	$875,984,217	0.7000% on first $100 million;
HLS Fund		0.6000% on next $4.9 billion;
		0.5800% on next $5 billion; and
		0.5700% in excess of $10 billion
Hartford Total Return Bond	$3,015,075,269	0.5250% on first $250 million;
HLS Fund		0.5000% on next $250 million;
		0.4750% on next $500 million;
		0.4500% on next $1.5 billion;
		0.4450% on next $2.5 billion;
		0.4300% on next $5 billion; and
		0.4200% in excess of $10 billion

APPENDIX F

BENEFICIAL OWNERS OF FUND SHARES AS OF NOVEMBER 30, 2015

THE HARTFORD MUTUAL FUNDS, INC.

As of November 30, 2015, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Fund	A	12,251,770.73	42%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Fund	A	1,728,751.52	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Balanced Fund	A	1,640,045.99	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Fund	A	1,629,725.81	6%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Fund	B	41,276.94	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Fund	B	21,170.57	9%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Fund	B	19,644.77	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Fund	C	1,053,012.56	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Fund	C	867,105.97	12%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Fund	C	546,578.77	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Fund	C	532,048.33	7%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Fund	C	500,472.48	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Balanced Fund	C	489,455.19	7%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Balanced Fund	C	470,446.17	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Balanced Fund	C	380,702.73	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Balanced Fund	I	201,807.11	46%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Balanced Fund	I	75,037.55	17%	UBS WM USA	Weehawken NJ
The Hartford Balanced Fund	I	64,571.35	15%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Balanced Fund	I	59,460.96	14%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Balanced Fund	R3	13,810.36	22%	ASCENSUS TRUST COMPANY FBO BURDA CONSTRUCTION CORP PS PLAN 5	Fargo ND
The Hartford Balanced Fund	R3	10,776.93	17%	JOE LEO TRUSTEE FBO SCANLAN & LEO LTD PSP 401K	Greenwood VLG CO
The Hartford Balanced Fund	R3	7,272.29	11%	MATRIX TRUST COMPANY CUSTOMER FBO CAJUN CUTTERS INC	Denver CO
The Hartford Balanced Fund	R3	5,073.47	8%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Fund	R3	4,743.65	7%	MID ATLANTIC TRUST COMPANY FBO MARK C VALENTINE PROFIT SHARING PLA	Pittsburgh PA
The Hartford Balanced Fund	R3	3,468.82	5%	MID ATLANTIC TRUST COMPANY FBO ASPHALT OPERATING SERVICES OF	Pittsburgh PA
The Hartford Balanced Fund	R4	8,634.04	31%	DATA SURETY CORP LYNN L FINE TRUSTEE IND (K)	Albuquerque NM
The Hartford Balanced Fund	R4	4,863.11	17%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Balanced Fund	R4	4,724.22	17%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford Balanced Fund	R4	3,671.89	13%	ROBERT E CHURCH FBO ADVANCED PNEUMATICS CO INC 401K PSP	Fredericksburg VA
The Hartford Balanced Fund	R4	3,279.80	12%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Balanced Fund	R4	1,534.67	5%	FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN IRA	Covington KY
The Hartford Balanced Fund	R5	7,643.19	99%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Balanced Fund	Y	142,525.12	38%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Balanced Fund	Y	83,405.20	22%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Fund	Y	50,535.56	14%	SAXON & CO	Philadelphia PA
The Hartford Balanced Fund	Y	47,758.18	13%	FIIOC FBO MGP INGREDIENTS NON-UNION 401K & PROFIT SHARING PLAN	Covington KY
The Hartford Balanced Fund	Y	20,779.93	6%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford Balanced Income Fund	A	108,209,609.68	55%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Income Fund	A	14,616,261.52	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Income Fund	A	13,189,249.09	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Balanced Income Fund	A	12,869,571.57	6%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Income Fund	B	486,194.13	52%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Income Fund	B	99,733.90	11%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Income Fund	B	55,724.76	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Income Fund	B	52,827.94	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Income Fund	C	39,970,455.13	22%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Income Fund	C	24,995,225.45	14%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Balanced Income Fund	C	17,962,844.85	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Balanced Income Fund	C	16,657,455.11	9%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Balanced Income Fund	C	16,008,988.85	9%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Income Fund	C	14,104,279.70	8%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Balanced Income Fund	C	13,145,476.77	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Balanced Income Fund	C	11,604,973.72	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Balanced Income Fund	I	20,570,925.79	21%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Balanced Income Fund	I	13,253,025.98	14%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Balanced Income Fund	I	12,604,263.78	13%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Income Fund	I	10,982,631.55	11%	PERSHING LLC	Jersey City NJ
The Hartford Balanced Income Fund	I	10,977,062.66	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Balanced Income Fund	I	7,100,194.28	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Balanced Income Fund	I	6,951,548.63	7%	UBS WM USA	Weehawken NJ
The Hartford Balanced Income Fund	I	6,576,715.89	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Balanced Income Fund	R3	6,356,961.71	65%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Balanced Income Fund	R3	2,116,413.17	22%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford Balanced Income Fund	R4	2,856,064.95	57%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Balanced Income Fund	R4	714,941.24	14%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford Balanced Income Fund	R4	271,878.81	5%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford Balanced Income Fund	R5	661,195.79	38%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Balanced Income Fund	R5	549,071.78	32%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER PL 764	Angleton TX
The Hartford Balanced Income Fund	R5	211,325.80	12%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford Balanced Income Fund	R5	132,348.25	8%	VOYA INSTITUTIONAL TRUST CO 1 ORANGE WAY	Windsor CT
The Hartford Balanced Income Fund	R6	331,929.21	74%	ASCENSUS TRUST COMPANY FBO EDCO DEFERRED COMPENSATION PLAN 20	Fargo ND
The Hartford Balanced Income Fund	R6	93,160.71	21%	MID ATLANTIC TRUST COMPANY FBO FMB BANKING CORPORATION ESOP W/ 401	Pittsburgh PA
The Hartford Balanced Income Fund	Y	1,047,314.20	43%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Balanced Income Fund	Y	247,874.37	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Capital Appreciation Fund	A	62,159,033.65	44%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Capital Appreciation Fund	A	9,466,443.21	7%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Capital Appreciation Fund	A	9,342,454.46	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Capital Appreciation Fund	A	8,699,718.09	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Capital Appreciation Fund	B	1,389,486.12	28%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Capital Appreciation Fund	B	839,313.52	17%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Capital Appreciation Fund	B	442,191.57	9%	PERSHING LLC	Jersey City NJ
The Hartford Capital Appreciation Fund	B	311,394.07	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Capital Appreciation Fund	B	295,144.37	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Capital Appreciation Fund	C	8,110,146.80	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Capital Appreciation Fund	C	6,811,760.80	12%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Capital Appreciation Fund	C	6,083,608.36	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Capital Appreciation Fund	C	5,816,745.82	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Capital Appreciation Fund	C	4,576,931.52	8%	PERSHING LLC	Jersey City NJ
The Hartford Capital Appreciation Fund	C	3,628,368.15	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Capital Appreciation Fund	C	3,470,372.28	6%	UBS WM USA	Weehawken NJ
The Hartford Capital Appreciation Fund	C	3,173,436.84	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Capital Appreciation Fund	C	2,891,488.07	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Capital Appreciation Fund	I	6,119,629.68	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Capital Appreciation Fund	I	4,921,292.71	11%	UBS WM USA	Weehawken NJ
The Hartford Capital Appreciation Fund	I	4,188,803.63	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Capital Appreciation Fund	I	3,657,270.73	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Capital Appreciation Fund	I	2,943,153.36	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Capital Appreciation Fund	R3	1,694,530.35	56%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Capital Appreciation Fund	R3	162,051.63	5%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Capital Appreciation Fund	R4	1,543,941.62	37%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Capital Appreciation Fund	R4	1,204,288.14	29%	MATRIX TRUST CO CUSTOMER FBO TWIN CITY PIPE TRADES PENSION	Phoenix AZ
The Hartford Capital Appreciation Fund	R5	624,873.88	50%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Capital Appreciation Fund	R5	211,476.80	17%	WELLS FARGO BANK VARIOUS RETIREMENT PLANS	Charlotte NC
The Hartford Capital Appreciation Fund	R5	200,334.94	16%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Capital Appreciation Fund	R6	242.07	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Capital Appreciation Fund	Y	15,007,266.47	52%	HARTFORD CHECKS AND BALANCES FUND	Radnor PA
The Hartford Capital Appreciation Fund	Y	5,000,912.70	17%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Capital Appreciation Fund	Y	3,101,399.89	11%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Checks and Balances Fund	A	80,465,457.21	60%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Checks and Balances Fund	A	9,983,378.03	7%	PERSHING LLC	Jersey City NJ
The Hartford Checks and Balances Fund	A	7,595,547.62	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Checks and Balances Fund	B	2,525,536.80	33%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Checks and Balances Fund	B	971,729.80	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Checks and Balances Fund	B	927,874.61	12%	PERSHING LLC	Jersey City NJ
The Hartford Checks and Balances Fund	B	789,046.86	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Checks and Balances Fund	B	686,942.53	9%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Checks and Balances Fund	C	4,173,698.09	13%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Checks and Balances Fund	C	4,108,914.27	13%	PERSHING LLC	Jersey City NJ
The Hartford Checks and Balances Fund	C	4,095,037.13	13%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Checks and Balances Fund	C	3,840,284.70	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Checks and Balances Fund	C	2,726,394.87	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Checks and Balances Fund	C	2,671,328.01	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Checks and Balances Fund	C	1,715,459.62	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Checks and Balances Fund	I	754,554.41	22%	TD AMERITRADE INC FBO OUR CUSTOMERS	Omaha NE
The Hartford Checks and Balances Fund	I	401,362.48	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Checks and Balances Fund	I	394,552.81	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Checks and Balances Fund	I	351,398.05	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Checks and Balances Fund	I	325,410.39	9%	PERSHING LLC	Jersey City NJ
The Hartford Checks and Balances Fund	I	325,122.34	9%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Checks and Balances Fund	I	283,734.31	8%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Checks and Balances Fund	R3	791,215.31	65%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Checks and Balances Fund	R4	310,313.28	72%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Checks and Balances Fund	R4	70,082.05	16%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Checks and Balances Fund	R5	462,503.19	96%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Conservative Allocation Fund	A	4,873,553.70	44%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Conservative Allocation Fund	A	754,564.22	7%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Conservative Allocation Fund	A	720,484.23	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Conservative Allocation Fund	A	640,071.32	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Conservative Allocation Fund	A	597,712.37	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Conservative Allocation Fund	B	82,567.37	25%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Conservative Allocation Fund	B	48,545.72	15%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Conservative Allocation Fund	B	47,826.44	14%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Conservative Allocation Fund	B	29,996.58	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Conservative Allocation Fund	B	27,594.54	8%	PERSHING LLC	Jersey City NJ
The Hartford Conservative Allocation Fund	B	21,025.51	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Conservative Allocation Fund	C	604,560.47	16%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Conservative Allocation Fund	C	417,333.04	11%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Conservative Allocation Fund	C	355,287.18	9%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Conservative Allocation Fund	C	317,187.36	8%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Conservative Allocation Fund	C	282,482.05	7%	PERSHING LLC	Jersey City NJ
The Hartford Conservative Allocation Fund	C	278,363.01	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Conservative Allocation Fund	C	260,024.71	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Conservative Allocation Fund	I	26,884.00	26%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Conservative Allocation Fund	I	20,710.83	20%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Conservative Allocation Fund	I	14,066.70	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Conservative Allocation Fund	I	12,292.40	12%	ELAINE M MARTINELLI TOD 18 MARGARET TER	Wolcott CT
The Hartford Conservative Allocation Fund	I	11,332.52	11%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Conservative Allocation Fund	I	6,354.87	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Conservative Allocation Fund	R3	740,632.47	91%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Conservative Allocation Fund	R4	131,323.18	52%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Conservative Allocation Fund	R4	92,692.40	37%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Conservative Allocation Fund	R5	201,703.84	81%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Conservative Allocation Fund	R5	39,309.63	16%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
Hartford Core Equity Fund	A	3,281,921.82	27%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Core Equity Fund	A	1,393,191.84	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Core Equity Fund	A	1,231,513.07	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Core Equity Fund	A	1,135,036.99	9%	PERSHING LLC	Jersey City NJ
Hartford Core Equity Fund	B	14,028.07	20%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Core Equity Fund	B	6,297.19	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Core Equity Fund	B	5,101.61	7%	LPL FINANCIAL	San Diego CA
Hartford Core Equity Fund	B	4,432.57	6%	STATE STREET BANK AND TRUST C/F MARIE A SCHLAK R/OVER IRA	Attleboro MA
Hartford Core Equity Fund	B	4,073.75	6%	PERSHING LLC	Jersey City NJ
Hartford Core Equity Fund	C	796,109.20	21%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Core Equity Fund	C	411,370.10	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Core Equity Fund	C	410,310.91	11%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Core Equity Fund	C	376,243.87	10%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Core Equity Fund	C	357,388.78	9%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Core Equity Fund	C	306,063.06	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Core Equity Fund	C	218,339.86	6%	PERSHING LLC	Jersey City NJ
Hartford Core Equity Fund	I	1,558,982.60	24%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Core Equity Fund	I	1,368,988.33	21%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Core Equity Fund	I	929,842.24	14%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Core Equity Fund	I	837,780.88	13%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Core Equity Fund	I	525,052.69	8%	UBS WM USA	Weehawken NJ
Hartford Core Equity Fund	I	392,677.53	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Core Equity Fund	I	331,442.91	5%	PERSHING LLC 1 PERSHING PLZ	Jersey City NJ
Hartford Core Equity Fund	R3	50,816.33	17%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Core Equity Fund	R3	42,691.63	14%	LINCOLN RETIREMENT SERVICES COMPANY FBO HARRIS CTY BOARD OF ED 403B	Fort Wayne IN
Hartford Core Equity Fund	R3	35,748.98	12%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Core Equity Fund	R3	30,553.13	10%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA
Hartford Core Equity Fund	R3	21,502.65	7%	ASCENSUS TRUST COMPANY FBO PLATINUM BANK 401(K) PLAN	Fargo ND
Hartford Core Equity Fund	R3	18,089.15	6%	PAI TRUST COMPANY INC JOHN G YUAN, M D, P C 401(K) P/S	De Pere WI
Hartford Core Equity Fund	R3	18,031.95	6%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K — FG	Greenwood VLG CO
Hartford Core Equity Fund	R4	210,986.23	21%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
Hartford Core Equity Fund	R4	140,556.51	14%	NATIONAL SURGICAL HEALTHCARE 401K PLAN COMM EST DWS TRUST COMPANY	Salem NH
Hartford Core Equity Fund	R4	130,309.90	13%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Core Equity Fund	R4	116,493.97	11%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
Hartford Core Equity Fund	R4	115,786.19	11%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER PL 803	Palo Alto CA
Hartford Core Equity Fund	R5	1,012,174.72	89%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Core Equity Fund	R6	25,187.85	56%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
Hartford Core Equity Fund	R6	14,477.52	32%	MATRIX TRUST CO AS AGENT FOR NTC & CO CUSTODIAN FBO JOHNS' PLUMBING HEATING & AIR	Denver CO
Hartford Core Equity Fund	R6	3,940.39	9%	MATRIX TRUST COMPANY TRUSTEE NORTH, INC. EMPLOYEE SAVINGS PLAN	Denver CO
Hartford Core Equity Fund	Y	454,522.26	48%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
Hartford Core Equity Fund	Y	175,846.56	19%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Core Equity Fund	Y	159,525.64	17%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA
The Hartford Dividend and Growth Fund	A	99,447,841.38	67%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Dividend and Growth Fund	B	972,534.64	56%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Dividend and Growth Fund	C	3,001,381.85	16%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Dividend and Growth Fund	C	2,280,591.85	12%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Dividend and Growth Fund	C	2,119,764.63	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Dividend and Growth Fund	C	1,841,153.29	10%	PERSHING LLC	Jersey City NJ
The Hartford Dividend and Growth Fund	C	1,436,599.79	8%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Dividend and Growth Fund	C	1,240,934.14	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Dividend and Growth Fund	C	1,039,945.17	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Dividend and Growth Fund	I	46,701,331.12	68%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Dividend and Growth Fund	I	6,039,552.48	9%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Dividend and Growth Fund	I	3,780,851.85	5%	PERSHING LLC	Jersey City NJ
The Hartford Dividend and Growth Fund	R3	1,854,191.32	56%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Dividend and Growth Fund	R3	371,662.43	11%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Dividend and Growth Fund	R4	1,569,093.83	27%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Dividend and Growth Fund	R4	1,187,171.22	20%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Dividend and Growth Fund	R4	763,584.18	13%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Dividend and Growth Fund	R4	547,096.54	9%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Dividend and Growth Fund	R4	299,682.60	5%	TIAA-CREF TRUST CO CUSTOMER/TRUSTEE FBO RETIREMENT PLANS FOR WHICH	Saint Louis MO
The Hartford Dividend and Growth Fund	R5	2,692,279.18	30%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Dividend and Growth Fund	R5	1,753,888.81	19%	MAC & CO A/C FBO PROFIT SHARING BALANCED TOWARD	Pittsburgh PA
The Hartford Dividend and Growth Fund	R5	1,329,654.61	15%	MAC & CO A/C FBO PROFIT SHARING ALL EQUITY	Pittsburgh PA
The Hartford Dividend and Growth Fund	R5	1,275,292.54	14%	MAC & CO A/C FBO PROFIT SHARING-GROWTH FOCUS	Pittsburgh PA
The Hartford Dividend and Growth Fund	R5	645,408.99	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Dividend and Growth Fund	R5	603,429.71	7%	MAC & CO A/C FBO PROFIT SHARING- BALANCED	Pittsburgh PA
The Hartford Dividend and Growth Fund	R6	399.53	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Dividend and Growth Fund	Y	25,307,242.69	49%	HARTFORD CHECKS AND BALANCES FUND	Radnor PA
The Hartford Dividend and Growth Fund	Y	6,825,844.51	13%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Dividend and Growth Fund	Y	3,669,591.21	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Dividend and Growth Fund	Y	3,004,738.35	6%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
Hartford Duration-Hedged Strategic Income Fund	A	504,641.62	54%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Duration-Hedged Strategic Income Fund	A	163,396.48	18%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Duration-Hedged Strategic Income Fund	A	130,250.77	14%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Duration-Hedged Strategic Income Fund	A	54,199.88	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Duration-Hedged Strategic Income Fund	C	56,811.67	25%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Duration-Hedged Strategic Income Fund	C	47,045.09	21%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Duration-Hedged Strategic Income Fund	C	42,849.53	19%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Duration-Hedged Strategic Income Fund	C	24,130.17	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Duration-Hedged Strategic Income Fund	C	17,196.16	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Duration-Hedged Strategic Income Fund	I	43,675.04	88%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Duration-Hedged Strategic Income Fund	I	2,765.95	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Duration-Hedged Strategic Income Fund	R3	43,111.20	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Duration-Hedged Strategic Income Fund	R4	43,357.79	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Duration-Hedged Strategic Income Fund	R5	43,605.62	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Duration-Hedged Strategic Income Fund	Y	196,599.02	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Emerging Markets Equity Fund	A	599,428.61	53%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Emerging Markets Equity Fund	A	72,781.69	6%	COATES FAMILY LLC 23005 N 74TH ST UNIT 1314	Scottsdale AZ
Hartford Emerging Markets Equity Fund	C	139,101.80	45%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
Hartford Emerging Markets Equity Fund	C	22,270.52	7%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Emerging Markets Equity Fund	I	224,660.43	60%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
Hartford Emerging Markets Equity Fund	I	61,510.13	16%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Emerging Markets Equity Fund	I	31,143.04	8%	PERSHING LLC	Jersey City NJ
Hartford Emerging Markets Equity Fund	I	26,880.45	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Emerging Markets Equity Fund	R3	220,304.15	91%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
Hartford Emerging Markets Equity Fund	R3	13,531.05	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Emerging Markets Equity Fund	R4	222,125.31	99%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
Hartford Emerging Markets Equity Fund	R5	224,415.11	100%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
Hartford Emerging Markets Equity Fund	Y	10,529,183.36	45%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
Hartford Emerging Markets Equity Fund	Y	4,915,037.24	21%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
Hartford Emerging Markets Equity Fund	Y	4,367,648.84	19%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
Hartford Emerging Markets Equity Fund	Y	1,938,456.60	8%	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS	Salt Lake City UT
The Hartford Emerging Markets Local Debt Fund	A	377,988.64	45%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Emerging Markets Local Debt Fund	A	208,214.09	25%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Emerging Markets Local Debt Fund	A	73,908.76	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Emerging Markets Local Debt Fund	C	44,406.54	25%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Emerging Markets Local Debt Fund	C	39,906.03	23%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Emerging Markets Local Debt Fund	C	16,768.83	9%	UBS WM USA	Weehawken NJ
The Hartford Emerging Markets Local Debt Fund	C	9,719.63	5%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Emerging Markets Local Debt Fund	I	62,648.33	24%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Emerging Markets Local Debt Fund	I	38,049.90	14%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Emerging Markets Local Debt Fund	I	29,353.34	11%	JAMES W VALONE 205 RICE RD	Wayland MA
The Hartford Emerging Markets Local Debt Fund	I	25,226.69	9%	UBS WM USA	Weehawken NJ
The Hartford Emerging Markets Local Debt Fund	I	23,905.37	9%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Emerging Markets Local Debt Fund	I	20,323.20	8%	PERSHING LLC	Jersey City NJ
The Hartford Emerging Markets Local Debt Fund	I	16,812.63	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Emerging Markets Local Debt Fund	I	16,374.54	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Emerging Markets Local Debt Fund	R3	238,437.59	100%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
The Hartford Emerging Markets Local Debt Fund	R4	241,674.00	98%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
The Hartford Emerging Markets Local Debt Fund	R5	244,947.40	100%	HARTFORD LIFE & ANNUITY 1 HARTFORD PLZ	Hartford CT
The Hartford Emerging Markets Local Debt Fund	Y	19,162,274.45	76%	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS	Salt Lake City UT
The Hartford Emerging Markets Local Debt Fund	Y	3,427,124.48	14%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Emerging Markets Local Debt Fund	Y	2,432,855.95	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	A	64,016,522.79	68%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Equity Income Fund	B	435,963.73	63%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Equity Income Fund	B	47,226.08	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Equity Income Fund	B	43,230.53	6%	PERSHING LLC	Jersey City NJ
The Hartford Equity Income Fund	C	3,852,059.05	16%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Equity Income Fund	C	3,708,787.21	15%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Equity Income Fund	C	2,421,913.12	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Equity Income Fund	C	2,082,501.52	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Equity Income Fund	C	1,981,436.42	8%	PERSHING LLC	Jersey City NJ
The Hartford Equity Income Fund	C	1,800,486.90	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	C	1,779,773.96	7%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Equity Income Fund	C	1,625,389.08	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Equity Income Fund	C	1,564,988.82	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Equity Income Fund	I	16,315,554.55	37%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Equity Income Fund	I	4,209,130.09	9%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Equity Income Fund	I	3,990,723.06	9%	PERSHING LLC	Jersey City NJ
The Hartford Equity Income Fund	I	3,853,499.34	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Equity Income Fund	I	3,726,309.77	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	I	3,281,071.23	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Equity Income Fund	I	2,552,266.06	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Equity Income Fund	I	2,541,025.22	6%	UBS WM USA	Weehawken NJ
The Hartford Equity Income Fund	I	2,339,985.98	5%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Equity Income Fund	R3	1,722,132.60	58%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Equity Income Fund	R3	160,927.34	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Equity Income Fund	R4	1,012,556.04	26%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Equity Income Fund	R4	659,204.29	17%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Equity Income Fund	R4	473,431.56	12%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Equity Income Fund	R4	253,590.17	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	R4	239,201.48	6%	MATRIX TRUST CO AS CUSTOMER FBO PRENT EMPLOYEES' PROFIT SHARING TRUST	Phoenix AZ
The Hartford Equity Income Fund	R5	612,935.18	16%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	R5	485,504.10	12%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Equity Income Fund	R5	381,275.70	10%	FIIOC FBO JIM KOONS MANAGEMENT	Covington KY
The Hartford Equity Income Fund	R5	312,656.63	8%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Equity Income Fund	R5	202,562.72	5%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Equity Income Fund	R6	655,784.75	89%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Equity Income Fund	R6	78,365.79	11%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
The Hartford Equity Income Fund	Y	5,363,599.17	42%	WEST VIRGINIA SAVINGS PLAN COMM EST WEST VIRGINIA SAVINGS PLAN	Wayne PA
The Hartford Equity Income Fund	Y	1,280,439.50	10%	SEI PRIVATE TRUST COMPANY C/O ID 839 EDWARD JONES TRUST CO	Oaks PA
The Hartford Equity Income Fund	Y	1,257,961.87	10%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford Equity Income Fund	Y	682,046.41	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	A	23,188,331.56	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Floating Rate Fund	A	18,112,007.19	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	A	14,196,452.87	11%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate Fund	A	10,847,916.80	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate Fund	A	7,920,714.25	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Floating Rate Fund	A	7,657,544.70	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate Fund	A	6,881,085.99	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	A	6,851,056.57	5%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Floating Rate Fund	B	147,716.23	17%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate Fund	B	143,519.91	16%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Floating Rate Fund	B	124,358.89	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	B	106,862.47	12%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	B	98,156.57	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Floating Rate Fund	B	57,577.30	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate Fund	C	30,530,727.97	18%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate Fund	C	26,844,221.14	16%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Floating Rate Fund	C	21,777,228.04	13%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	C	14,510,201.96	8%	UBS WM USA	Weehawken NJ
The Hartford Floating Rate Fund	C	12,698,850.69	7%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate Fund	C	12,579,880.94	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Floating Rate Fund	C	10,305,831.79	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	C	9,819,241.64	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate Fund	I	31,721,739.76	16%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Floating Rate Fund	I	30,769,442.31	16%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	I	25,888,940.51	13%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Floating Rate Fund	I	22,332,732.90	11%	UBS WM USA	Weehawken NJ
The Hartford Floating Rate Fund	I	20,565,438.02	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate Fund	I	17,049,883.64	9%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate Fund	I	12,831,864.71	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	I	10,086,578.76	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate Fund	R3	343,478.15	21%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Floating Rate Fund	R3	147,235.78	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	R3	102,967.64	6%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford Floating Rate Fund	R3	84,176.69	5%	FIRST CLEARING LLC A/C MARKET ST	Saint Louis MO
The Hartford Floating Rate Fund	R4	426,590.03	39%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate Fund	R4	135,048.12	12%	FIIOC FBO CLIPPARD INSTRUMENT LABS INC	Covington KY
The Hartford Floating Rate Fund	R4	101,609.24	9%	COMMUNITY BANK NA CUSTOMER FBO CLIENTS OF BPA-HARBRIDGE RET PL	Utica NY
The Hartford Floating Rate Fund	R4	100,962.82	9%	DWS TRUST CO FBO ROCKLAND TRUST CO	Salem NH
The Hartford Floating Rate Fund	R5	55,271.23	16%	MITRA & CO FBO NJ C/O BMO HARRIS BANK NA ATTN MF	Green Bay WI
The Hartford Floating Rate Fund	R5	36,622.38	11%	MARIL & CO FBO NJ C/O BMO HARRIS BANK NA ATTN MF	Green Bay WI

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate Fund	R5	33,300.14	10%	ASCENSUS TRUST COMPANY FBO DANIEL, MEDLEY & KIRBY, PC 401(K)	Fargo ND
The Hartford Floating Rate Fund	R5	26,269.46	8%	MID ATLANTIC TRUST COMPANY FBO ELDER GAFFEY & PAINE P C 401 K	Pittsburgh PA
The Hartford Floating Rate Fund	R5	25,340.05	8%	ASCENSUS TRUST COMPANY FBO RAWLS & MCNELIS, PC 401(K) PLAN 68	Fargo ND
The Hartford Floating Rate Fund	R5	24,040.74	7%	TD AMERITRADE TRUST COMPANY HOUSE	Denver CO
The Hartford Floating Rate Fund	R5	17,476.11	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate Fund	Y	33,154,596.48	71%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Floating Rate Fund	Y	8,130,334.47	17%	MORI & CO 922 WALNUT ST	Kansas City MO
The Hartford Floating Rate High Income Fund	A	4,291,506.51	32%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Floating Rate High Income Fund	A	1,748,715.86	13%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate High Income Fund	A	1,644,501.24	12%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate High Income Fund	A	1,225,260.89	9%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate High Income Fund	A	1,178,476.92	9%	UBS WM USA	Weehawken NJ
The Hartford Floating Rate High Income Fund	A	740,851.45	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate High Income Fund	C	1,839,555.23	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Floating Rate High Income Fund	C	1,483,733.87	15%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Floating Rate High Income Fund	C	1,289,692.52	13%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate High Income Fund	C	1,162,067.93	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate High Income Fund	C	823,188.96	8%	UBS WM USA	Weehawken NJ
The Hartford Floating Rate High Income Fund	C	820,637.10	8%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Floating Rate High Income Fund	C	777,627.89	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate High Income Fund	C	732,785.00	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate High Income Fund	I	3,562,008.12	24%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Floating Rate High Income Fund	I	2,830,296.76	19%	UBS WM USA	Weehawken NJ
The Hartford Floating Rate High Income Fund	I	1,885,642.84	13%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Floating Rate High Income Fund	I	1,685,520.88	11%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate High Income Fund	I	1,638,376.53	11%	TD AMERITRADE INC FBO OUR CUSTOMERS	Omaha NE
The Hartford Floating Rate High Income Fund	I	994,377.28	7%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Floating Rate High Income Fund	I	880,336.35	6%	PERSHING LLC	Jersey City NJ
The Hartford Floating Rate High Income Fund	I	848,539.61	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate High Income Fund	R3	40,005.91	47%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Floating Rate High Income Fund	R3	19,273.36	23%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate High Income Fund	R3	14,374.07	17%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Floating Rate High Income Fund	R4	252,053.80	84%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Floating Rate High Income Fund	R4	22,534.71	7%	FIIOC FBO AZRAEL FRANZ SCHWAB & LIPOWITZ LLC 401K PS PLAN	Covington KY
The Hartford Floating Rate High Income Fund	R4	22,063.46	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Floating Rate High Income Fund	R5	255,157.84	87%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Floating Rate High Income Fund	R5	37,126.83	13%	TD AMERITRADE INC FBO OUR CUSTOMERS	Omaha NE
The Hartford Floating Rate High Income Fund	Y	251,864.95	50%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Floating Rate High Income Fund	Y	135,915.28	27%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Floating Rate High Income Fund	Y	110,471.43	22%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global All-Asset Fund	A	7,622,901.32	52%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Global All-Asset Fund	A	1,175,845.30	8%	PERSHING LLC	Jersey City NJ
The Hartford Global All-Asset Fund	C	1,644,281.93	18%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Global All-Asset Fund	C	1,135,624.69	13%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Global All-Asset Fund	C	923,081.29	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Global All-Asset Fund	C	800,602.67	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Global All-Asset Fund	C	769,617.25	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Global All-Asset Fund	C	739,856.67	8%	PERSHING LLC	Jersey City NJ
The Hartford Global All-Asset Fund	C	476,742.25	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global All-Asset Fund	I	2,342,916.43	37%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Global All-Asset Fund	I	1,039,133.48	17%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Global All-Asset Fund	I	614,115.52	10%	UBS WM USA	Weehawken NJ
The Hartford Global All-Asset Fund	I	493,524.41	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Global All-Asset Fund	I	468,194.93	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Global All-Asset Fund	I	330,280.15	5%	PERSHING LLC	Jersey City NJ
The Hartford Global All-Asset Fund	R3	105,595.53	51%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Global All-Asset Fund	R3	14,821.24	7%	ASCENSUS TRUST COMPANY FBO S SQUARED 401K	Fargo ND
The Hartford Global All-Asset Fund	R3	14,305.65	7%	PAI TRUST COMPANY, INC JOSEPH L. SUPPA & SONS, INC. 401(K)	De Pere WI
The Hartford Global All-Asset Fund	R4	68,155.78	54%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Global All-Asset Fund	R4	22,865.41	18%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global All-Asset Fund	R4	7,371.44	6%	FIICO FBO HARRISON BETTIS STAFF MCFARLAND & WEEMS LLP 401K PLAN	Covington KY
The Hartford Global All-Asset Fund	R5	56,854.75	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global All-Asset Fund	Y	1,687,019.25	62%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Global All-Asset Fund	Y	456,374.83	17%	MARIL & CO FBO 5A C/O BMO HARRIS BANK NA ATTN MF	Green Bay WI
The Hartford Global All-Asset Fund	Y	392,500.26	14%	PERSHING LLC	Jersey City NJ
The Hartford Global All-Asset Fund	Y	170,710.03	6%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Global Alpha Fund	A	444,881.08	91%	WILLIAM MEANEY ADMINISTRATOR HARTFORD LIFE AND ANNUITY	Hartford CT
The Hartford Global Alpha Fund	C	200,000.00	93%	HARTFORD LIFE & ANNUITY PO BOX 1744	Hartford CT
The Hartford Global Alpha Fund	I	184,084.21	72%	HARTFORD LIFE & ANNUITY INS CO C/O PORTFOLIO SUPPORT 9TH FL	Hartford CT
The Hartford Global Alpha Fund	I	50,982.37	20%	UBS WM USA	Weehawken NJ
The Hartford Global Alpha Fund	I	15,915.79	6%	WILLIAM MEANEY ADMINISTRATOR HARTFORD LIFE AND ANNUITY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global Alpha Fund	R3	200,000.00	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global Alpha Fund	R4	200,000.00	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global Alpha Fund	R5	200,000.00	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global Alpha Fund	Y	634,773.44	57%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Global Alpha Fund	Y	265,226.56	24%	HARTFORD LIFE & ANNUITY INS CO C/O PORTFOLIO SUPPORT 9TH FL	Hartford CT
The Hartford Global Alpha Fund	Y	188,274.53	17%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA
Hartford Global Capital Appreciation Fund	A	16,476,526.93	39%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Capital Appreciation Fund	A	3,409,348.01	8%	PERSHING LLC	Jersey City NJ
Hartford Global Capital Appreciation Fund	A	2,399,728.54	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Global Capital Appreciation Fund	B	259,316.84	20%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Capital Appreciation Fund	B	119,133.48	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Capital Appreciation Fund	B	114,652.33	9%	PERSHING LLC	Jersey City NJ
Hartford Global Capital Appreciation Fund	B	95,471.62	8%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
Hartford Global Capital Appreciation Fund	B	84,211.05	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Global Capital Appreciation Fund	C	1,915,317.38	11%	PERSHING LLC	Jersey City NJ
Hartford Global Capital Appreciation Fund	C	1,839,200.91	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Global Capital Appreciation Fund	C	1,773,351.85	11%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Global Capital Appreciation Fund	C	1,611,574.58	10%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Global Capital Appreciation Fund	C	1,188,851.08	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Global Capital Appreciation Fund	C	1,069,385.72	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Capital Appreciation Fund	C	997,168.65	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Global Capital Appreciation Fund	I	1,242,168.42	19%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Global Capital Appreciation Fund	I	1,055,556.79	16%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Global Capital Appreciation Fund	I	927,938.21	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Global Capital Appreciation Fund	I	625,705.62	10%	PERSHING LLC	Jersey City NJ
Hartford Global Capital Appreciation Fund	I	560,704.06	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Global Capital Appreciation Fund	I	480,159.11	7%	UBS WM USA	Weehawken NJ
Hartford Global Capital Appreciation Fund	I	374,560.60	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Global Capital Appreciation Fund	R3	949,970.55	51%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Capital Appreciation Fund	R3	140,011.74	8%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER PL 300	Bakersfield CA
Hartford Global Capital Appreciation Fund	R4	199,263.84	24%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Global Capital Appreciation Fund	R4	197,031.08	23%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
Hartford Global Capital Appreciation Fund	R4	112,213.75	13%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
Hartford Global Capital Appreciation Fund	R4	111,745.00	13%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
Hartford Global Capital Appreciation Fund	R5	8,507.70	26%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Global Capital Appreciation Fund	R5	7,058.56	22%	FIIOC FBO OXFORD NETWORKS 401(K) PS PLAN	Covington KY
Hartford Global Capital Appreciation Fund	R5	5,672.83	17%	PERSHING LLC	Jersey City NJ
Hartford Global Capital Appreciation Fund	R5	2,726.87	8%	LAZARI ASSET MANAGEMENT INC MICHAEL LAZARI KARAPETIAN	Toluca Lake CA
Hartford Global Capital Appreciation Fund	R5	2,289.52	7%	MID ATLANTIC TRUST COMPANY FBO LYNCH RETIREMENT INVESTMENT 401 K	Pittsburgh PA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Capital Appreciation Fund	R5	1,848.07	6%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
Hartford Global Capital Appreciation Fund	Y	10,237,054.12	96%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
Hartford Global Equity Income Fund	A	6,890,770.92	70%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Equity Income Fund	B	32,004.49	29%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Equity Income Fund	B	14,816.56	13%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
Hartford Global Equity Income Fund	B	10,481.45	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Global Equity Income Fund	B	10,251.89	9%	PERSHING LLC	Jersey City NJ
Hartford Global Equity Income Fund	C	185,419.09	15%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Equity Income Fund	C	138,422.78	11%	PERSHING LLC	Jersey City NJ
Hartford Global Equity Income Fund	C	130,294.01	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Global Equity Income Fund	C	109,533.30	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Equity Income Fund	C	108,513.64	9%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
Hartford Global Equity Income Fund	C	82,857.92	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Global Equity Income Fund	C	68,123.38	5%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Global Equity Income Fund	I	91,175.18	27%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Global Equity Income Fund	I	85,264.86	25%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Global Equity Income Fund	I	47,477.56	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Global Equity Income Fund	I	32,551.81	9%	UBS WM USA	Weehawken NJ
Hartford Global Equity Income Fund	I	28,823.00	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Global Equity Income Fund	I	19,825.60	6%	CHARLES S ARGYLE SHEILA M ARGYLE JT WROS	Dover MA
Hartford Global Equity Income Fund	I	19,274.29	6%	PERSHING LLC	Jersey City NJ
Hartford Global Equity Income Fund	R3	28,659.55	69%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Global Equity Income Fund	R3	3,048.26	7%	ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K	Fargo ND

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Global Equity Income Fund	R3	2,923.13	7%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Global Equity Income Fund	R3	2,650.64	6%	MID ATLANTIC TRUST COMPANY FBO MECHANICAL REPS INC 401 K PROFIT	Pittsburgh PA
Hartford Global Equity Income Fund	R3	2,602.80	6%	ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K	Fargo ND
Hartford Global Equity Income Fund	R4	39,210.88	83%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Global Equity Income Fund	R5	40,035.70	75%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Global Equity Income Fund	R5	13,212.91	25%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
Hartford Global Equity Income Fund	Y	15,044,319.99	97%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
The Hartford Global Real Asset Fund	A	1,519,980.25	54%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Global Real Asset Fund	A	207,598.26	7%	PERSHING LLC	Jersey City NJ
The Hartford Global Real Asset Fund	A	143,879.47	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Global Real Asset Fund	C	178,448.92	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global Real Asset Fund	C	147,989.61	12%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Global Real Asset Fund	C	126,347.40	10%	PERSHING LLC	Jersey City NJ
The Hartford Global Real Asset Fund	C	114,949.58	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Global Real Asset Fund	C	114,418.84	9%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Global Real Asset Fund	C	109,995.32	9%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Global Real Asset Fund	C	92,693.92	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Global Real Asset Fund	C	89,910.51	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Global Real Asset Fund	I	622,715.02	24%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Global Real Asset Fund	I	403,373.55	16%	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Global Real Asset Fund	I	335,033.50	13%	SAXON & CO	Philadelphia PA
The Hartford Global Real Asset Fund	I	235,440.07	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global Real Asset Fund	I	216,112.55	8%	STRAFE & CO FBO M D ANDERSON FOUNDATION	Newark DE
The Hartford Global Real Asset Fund	I	151,755.53	6%	PERSHING LLC	Jersey City NJ
The Hartford Global Real Asset Fund	R3	4,352.96	30%	FRONTIER TRUST COMPANY FBO MOBIUS HEALTHCARE CONSULTING 401 K	Fargo ND
The Hartford Global Real Asset Fund	R3	2,197.07	15%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Global Real Asset Fund	R3	2,101.26	14%	ASCENSUS TRUST COMPANY FBO GEO IMAGING TECHNOLOGIES LLC 401K	Fargo ND
The Hartford Global Real Asset Fund	R3	1,893.46	13%	ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K	Fargo ND
The Hartford Global Real Asset Fund	R3	1,082.26	7%	ASCENSUS TRUST COMPANY FBO CHARLES D KING IND K	Fargo ND
The Hartford Global Real Asset Fund	R3	809.69	6%	ASCENSUS TRUST COMPANY FBO STEPHANIE CROWLEY INDIVIDUAL K 468	Fargo ND
The Hartford Global Real Asset Fund	R4	303,731.48	85%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER PL 709	Avon MN
The Hartford Global Real Asset Fund	R4	17,820.65	5%	RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF	Greenwood VLG CO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Global Real Asset Fund	R5	38,797.16	84%	FIIOC FBO TORNIER INC 401K PLAN	Covington KY
The Hartford Global Real Asset Fund	R5	5,377.43	12%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Global Real Asset Fund	Y	9,703,292.42	33%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Global Real Asset Fund	Y	3,734,460.30	13%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford Global Real Asset Fund	Y	2,464,335.17	8%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford Global Real Asset Fund	Y	2,180,991.41	7%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Global Real Asset Fund	Y	1,873,002.90	6%	NFS LLC FEBO THE NORTHERN TRUST COMPANY	Chicago IL
The Hartford Global Real Asset Fund	Y	1,851,901.30	6%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA
The Hartford Growth Allocation Fund	A	16,723,738.85	33%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Growth Allocation Fund	A	4,357,181.52	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Allocation Fund	A	2,919,063.11	6%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Allocation Fund	B	346,727.55	19%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Growth Allocation Fund	B	246,958.80	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Allocation Fund	B	157,504.20	9%	PERSHING LLC	Jersey City NJ
The Hartford Growth Allocation Fund	B	123,626.80	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Allocation Fund	C	1,658,488.48	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Growth Allocation Fund	C	1,633,822.87	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Allocation Fund	C	1,624,708.06	10%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Growth Allocation Fund	C	1,257,693.20	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Allocation Fund	C	1,022,167.28	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Allocation Fund	C	854,416.23	5%	PERSHING LLC	Jersey City NJ
The Hartford Growth Allocation Fund	I	173,867.99	23%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Growth Allocation Fund	I	140,478.43	19%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Growth Allocation Fund	I	127,380.54	17%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Growth Allocation Fund	I	100,396.95	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Allocation Fund	I	64,013.99	9%	UBS WM USA	Weehawken NJ
The Hartford Growth Allocation Fund	I	46,519.73	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Allocation Fund	R3	1,157,160.40	89%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Growth Allocation Fund	R4	958,355.86	79%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Allocation Fund	R4	108,549.21	9%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Growth Allocation Fund	R5	253,213.76	50%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Growth Allocation Fund	R5	230,815.21	46%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Healthcare Fund	A	8,996,857.03	38%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Healthcare Fund	A	3,608,463.61	15%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Healthcare Fund	A	2,092,740.85	9%	PERSHING LLC	Jersey City NJ
The Hartford Healthcare Fund	A	1,526,022.41	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Healthcare Fund	B	40,688.65	23%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Healthcare Fund	B	34,465.62	19%	PERSHING LLC	Jersey City NJ
The Hartford Healthcare Fund	B	9,857.93	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Healthcare Fund	C	1,534,907.24	17%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Healthcare Fund	C	1,281,768.22	14%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Healthcare Fund	C	1,117,711.51	12%	PERSHING LLC	Jersey City NJ
The Hartford Healthcare Fund	C	1,084,093.84	12%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Healthcare Fund	C	699,978.47	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Healthcare Fund	C	686,058.39	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Healthcare Fund	C	551,614.52	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Healthcare Fund	C	497,028.70	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Healthcare Fund	I	2,559,582.98	38%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Healthcare Fund	I	1,126,216.96	17%	PERSHING LLC	Jersey City NJ
The Hartford Healthcare Fund	I	850,117.80	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Healthcare Fund	I	555,191.56	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Healthcare Fund	I	428,211.26	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Healthcare Fund	I	407,766.75	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Healthcare Fund	R3	695,898.76	46%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Healthcare Fund	R3	477,993.92	31%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Healthcare Fund	R3	90,065.43	6%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford Healthcare Fund	R4	686,659.61	55%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Healthcare Fund	R4	224,686.70	18%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Healthcare Fund	R5	63,616.19	52%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
The Hartford Healthcare Fund	R5	16,568.55	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Healthcare Fund	R5	6,563.39	5%	TD AMERITRADE TRUST COMPANY C/O HOUSE	Denver CO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Healthcare Fund	Y	138,199.58	53%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA
The Hartford Healthcare Fund	Y	51,412.10	20%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Healthcare Fund	Y	26,936.71	10%	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS	Charlotte NC
The Hartford Healthcare Fund	Y	13,721.66	5%	FIIOC FBO MGP INGREDIENTS NON-UNION 401(K)	Covington KY
The Hartford High Yield Fund	A	15,687,819.55	46%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford High Yield Fund	A	4,249,134.14	12%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford High Yield Fund	A	2,598,761.89	8%	PERSHING LLC	Jersey City NJ
The Hartford High Yield Fund	A	1,877,427.93	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford High Yield Fund	B	104,668.69	24%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford High Yield Fund	B	55,360.27	13%	PERSHING LLC	Jersey City NJ
The Hartford High Yield Fund	B	53,395.26	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford High Yield Fund	B	48,360.60	11%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford High Yield Fund	C	1,813,251.43	19%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford High Yield Fund	C	1,272,718.40	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford High Yield Fund	C	1,050,106.44	11%	PERSHING LLC	Jersey City NJ
The Hartford High Yield Fund	C	596,333.54	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford High Yield Fund	C	593,204.22	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford High Yield Fund	C	564,728.86	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford High Yield Fund	C	518,274.72	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford High Yield Fund	I	1,015,995.64	24%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford High Yield Fund	I	697,783.89	17%	SEI PRIVATE TRUST COMPANY	Oaks PA
The Hartford High Yield Fund	I	606,951.85	15%	PERSHING LLC	Jersey City NJ
The Hartford High Yield Fund	I	442,105.31	11%	UBS WM USA	Weehawken NJ
The Hartford High Yield Fund	I	367,160.25	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford High Yield Fund	I	293,354.60	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford High Yield Fund	R3	86,176.51	28%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford High Yield Fund	R3	48,990.28	16%	ASCENSUS TRUST COMPANY FBO VILLAGE CERAMICS INC PROFIT SHARI	Fargo ND
The Hartford High Yield Fund	R3	22,588.09	7%	RELIANCE TRUST COMPANY FBO MASSMUTUAL PREM	Atlanta GA
The Hartford High Yield Fund	R4	72,106.99	40%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford High Yield Fund	R4	22,143.52	12%	FIIOC FBO WEASTEC INC RETIREMENT	Covington KY
The Hartford High Yield Fund	R4	13,308.47	7%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford High Yield Fund	R4	12,492.68	7%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford High Yield Fund	R5	34,140.98	50%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford High Yield Fund	R5	14,914.69	22%	LUKE DAHLHEIMER FBO DAHLHEIMER BEVERAGE LLC 401 K	Monticello MN
The Hartford High Yield Fund	R5	5,340.67	8%	MICHAEL GUOKAS FBO SUNCOAST DENTAL CENTER PA 401K PSP	Naples FL
The Hartford High Yield Fund	R5	5,035.10	7%	CHEM-NUT INC TRUSTEE FBO CHEM-NUT INC 401K PSP	Greenwood VLG CO
The Hartford High Yield Fund	R5	4,326.92	6%	ASCENSUS TRUST COMPANY FBO MICHAEL'S APPLIANCE SALES & SVC INC	Fargo ND
The Hartford High Yield Fund	Y	1,065,444.85	99%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Inflation Plus Fund	A	6,937,966.35	29%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Inflation Plus Fund	A	2,606,289.10	11%	PERSHING LLC	Jersey City NJ
The Hartford Inflation Plus Fund	A	1,894,032.54	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Inflation Plus Fund	A	1,781,735.84	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Inflation Plus Fund	B	223,476.19	23%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Inflation Plus Fund	B	144,880.48	15%	PERSHING LLC	Jersey City NJ
The Hartford Inflation Plus Fund	B	132,595.01	14%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Inflation Plus Fund	B	109,078.48	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Inflation Plus Fund	B	66,754.60	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Inflation Plus Fund	B	52,829.47	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Inflation Plus Fund	C	2,274,439.30	13%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Inflation Plus Fund	C	1,976,483.07	12%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Inflation Plus Fund	C	1,810,963.48	11%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Inflation Plus Fund	C	1,615,785.80	9%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Inflation Plus Fund	C	1,483,149.47	9%	PERSHING LLC	Jersey City NJ
The Hartford Inflation Plus Fund	C	1,467,515.80	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Inflation Plus Fund	C	1,304,385.31	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Inflation Plus Fund	C	1,155,837.18	7%	UBS WM USA	Weehawken NJ
The Hartford Inflation Plus Fund	C	935,678.42	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Inflation Plus Fund	I	1,530,775.48	26%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Inflation Plus Fund	I	1,105,126.26	19%	UBS WM USA	Weehawken NJ
The Hartford Inflation Plus Fund	I	927,532.78	16%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Inflation Plus Fund	I	863,455.61	15%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Inflation Plus Fund	I	422,533.67	7%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Inflation Plus Fund	R3	4,790,034.59	82%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Inflation Plus Fund	R4	732,952.91	41%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Inflation Plus Fund	R4	330,303.49	19%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Inflation Plus Fund	R4	134,592.51	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Inflation Plus Fund	R4	98,707.31	6%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford Inflation Plus Fund	R5	66,382.18	20%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Inflation Plus Fund	R5	47,519.92	14%	FIIOC FBO TIMBERLANE DENTAL ASSOCIATES	Covington KY
The Hartford Inflation Plus Fund	R5	33,159.07	10%	FIIOC FBO WEILER CORPORATION	Covington KY
The Hartford Inflation Plus Fund	R5	20,787.43	6%	FIIOC FBO NGC 401K PLAN	Covington KY
The Hartford Inflation Plus Fund	R5	17,429.76	5%	FIIOC FBO UNIVERSITY EMERGENCY MEDICINE	Covington KY

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Inflation Plus Fund	Y	7,299,806.68	37%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford Inflation Plus Fund	Y	3,469,474.58	18%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Inflation Plus Fund	Y	3,444,538.26	18%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA
The Hartford Inflation Plus Fund	Y	2,001,919.18	10%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
Hartford International Equity Fund	A	639,131.55	46%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford International Equity Fund	A	141,140.55	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford International Equity Fund	A	109,673.37	8%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford International Equity Fund	A	87,096.17	6%	PERSHING LLC	Jersey City NJ
Hartford International Equity Fund	B	61,589.33	70%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford International Equity Fund	B	15,322.18	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford International Equity Fund	C	46,783.71	15%	PERSHING LLC	Jersey City NJ
Hartford International Equity Fund	C	33,954.87	11%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford International Equity Fund	C	31,758.24	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford International Equity Fund	C	20,717.95	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford International Equity Fund	C	19,616.27	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford International Equity Fund	I	243,772.85	50%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford International Equity Fund	I	111,987.07	23%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford International Equity Fund	I	32,886.04	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford International Equity Fund	I	30,802.41	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford International Equity Fund	I	28,000.35	6%	PERSHING LLC	Jersey City NJ
Hartford International Equity Fund	I	27,454.67	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford International Equity Fund	R3	107,728.45	83%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford International Equity Fund	R3	9,312.55	7%	KURT HARRIS TRUSTEE FBO KURT HARRIS ATTORNEY AT LAW	Du Quoin IL
Hartford International Equity Fund	R4	109,673.47	90%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford International Equity Fund	R5	111,664.25	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford International Equity Fund	Y	1,121,387.30	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford International Growth Fund	A	5,107,576.03	53%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Growth Fund	A	635,734.39	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Growth Fund	B	73,385.67	38%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Growth Fund	B	10,697.25	5%	PERSHING LLC	Jersey City NJ
The Hartford International Growth Fund	B	10,647.95	5%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Growth Fund	B	10,444.25	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Growth Fund	C	274,672.15	17%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Growth Fund	C	162,579.52	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Growth Fund	C	116,452.47	7%	PERSHING LLC	Jersey City NJ
The Hartford International Growth Fund	C	111,395.20	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford International Growth Fund	C	100,910.74	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford International Growth Fund	C	84,079.08	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Growth Fund	I	697,584.63	23%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Growth Fund	I	425,114.83	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Growth Fund	I	395,874.49	13%	UBS WM USA	Weehawken NJ
The Hartford International Growth Fund	I	366,414.96	12%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Growth Fund	I	348,514.15	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Growth Fund	I	232,540.38	8%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford International Growth Fund	I	167,352.85	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Growth Fund	R3	41,508.16	44%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Growth Fund	R3	11,539.96	12%	MID ATLANTIC TRUST COMPANY FBO OEC FREIGHT 401(K) PROFIT SHARING P	Pittsburgh PA
The Hartford International Growth Fund	R3	4,986.49	5%	STATE STREET BANK AND TRUST CO CUSTOMER FBO THE FIRST NATIONAL BANK	Sycamore OH
The Hartford International Growth Fund	R4	336,196.29	69%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Growth Fund	R4	47,669.64	10%	ASCENSUS TRUST COMPANY FBO ALTERNATE SOLUTIONS HEALTHCARE SYST	Fargo ND
The Hartford International Growth Fund	R4	27,238.67	6%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K — FG	Greenwood VLG CO
The Hartford International Growth Fund	R4	24,552.85	5%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Growth Fund	R5	124,746.38	24%	FIIOC FBO LOJACK CORPORATION 401K	Covington KY
The Hartford International Growth Fund	R5	107,909.46	21%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER PL 719	Urbandale IA
The Hartford International Growth Fund	R5	103,723.82	20%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford International Growth Fund	R5	68,190.11	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Growth Fund	R5	46,950.84	9%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford International Growth Fund	Y	1,763,303.45	58%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford International Growth Fund	Y	740,068.81	24%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford International Growth Fund	Y	240,075.02	8%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA
The Hartford International Growth Fund	Y	159,787.97	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	A	25,238,725.84	70%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Opportunities Fund	A	2,246,400.36	6%	PERSHING LLC	Jersey City NJ
The Hartford International Opportunities Fund	B	98,386.62	31%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Opportunities Fund	B	32,482.69	10%	PERSHING LLC	Jersey City NJ
The Hartford International Opportunities Fund	B	23,757.98	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	B	16,978.83	5%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Opportunities Fund	C	606,699.04	13%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Opportunities Fund	C	605,999.22	13%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Opportunities Fund	C	433,689.81	10%	PERSHING LLC	Jersey City NJ
The Hartford International Opportunities Fund	C	314,486.55	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Opportunities Fund	C	291,700.94	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Opportunities Fund	C	286,986.39	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	C	279,196.05	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Opportunities Fund	C	229,375.38	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford International Opportunities Fund	I	1,306,692.50	19%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Opportunities Fund	I	1,024,259.18	15%	PERSHING LLC	Jersey City NJ
The Hartford International Opportunities Fund	I	850,598.26	12%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Opportunities Fund	I	805,597.01	12%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	I	613,057.05	9%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Opportunities Fund	I	562,677.98	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Opportunities Fund	I	397,366.21	6%	FIFTH THIRD BANK CUSTOMER FBO FIDUCIARY TECH PARTNERS	Cincinnati OH
The Hartford International Opportunities Fund	I	352,910.89	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford International Opportunities Fund	R3	1,534,258.56	47%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford International Opportunities Fund	R3	535,059.24	16%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford International Opportunities Fund	R3	296,026.70	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Opportunities Fund	R3	202,074.93	6%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford International Opportunities Fund	R4	1,996,304.70	25%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	R4	1,544,273.63	20%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford International Opportunities Fund	R4	772,567.84	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Opportunities Fund	R4	610,298.33	8%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford International Opportunities Fund	R5	3,366,679.85	53%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	R5	418,849.72	7%	TIAA-CREF TRUST CO CUSTOMER/TRUSTEE FBO RETIREMENT PLANS FOR WHICH	Saint Louis MO
The Hartford International Opportunities Fund	R5	350,224.81	5%	GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENE	Greenwood VLG CO
The Hartford International Opportunities Fund	R6	182,663.35	95%	NEW YORK LIFE TRUST COMPANY	Parsippany NJ
The Hartford International Opportunities Fund	Y	17,576,100.74	41%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Opportunities Fund	Y	11,054,042.10	26%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford International Opportunities Fund	Y	2,889,270.18	7%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford International Opportunities Fund	Y	2,513,227.85	6%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Small Company Fund	A	1,413,831.57	27%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Small Company Fund	A	425,909.59	8%	PERSHING LLC	Jersey City NJ
The Hartford International Small Company Fund	A	301,570.31	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Small Company Fund	B	8,272.85	11%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Small Company Fund	B	5,915.72	8%	PERSHING LLC	Jersey City NJ
The Hartford International Small Company Fund	B	5,018.07	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Small Company Fund	B	4,077.08	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Small Company Fund	C	195,847.27	17%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Small Company Fund	C	104,937.66	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford International Small Company Fund	C	89,753.83	8%	UBS WM USA	Weehawken NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Small Company Fund	C	86,940.75	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford International Small Company Fund	C	70,649.74	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Small Company Fund	C	68,209.04	6%	PERSHING LLC	Jersey City NJ
The Hartford International Small Company Fund	C	61,620.42	5%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Small Company Fund	I	1,659,669.18	30%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford International Small Company Fund	I	648,556.54	12%	UBS WM USA	Weehawken NJ
The Hartford International Small Company Fund	I	625,630.00	11%	TD AMERITRADE INC FBO OUR CUSTOMERS	Omaha NE
The Hartford International Small Company Fund	I	573,273.41	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Small Company Fund	I	527,051.04	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Small Company Fund	I	351,626.52	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Small Company Fund	I	281,603.19	5%	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING	Minneapolis MN
The Hartford International Small Company Fund	R3	635,257.76	91%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford International Small Company Fund	R4	363,453.05	71%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford International Small Company Fund	R4	126,418.04	25%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Small Company Fund	R5	8,311.39	25%	FIIOC FBO WEST HERR EMPLOYEES	Covington KY
The Hartford International Small Company Fund	R5	7,186.88	22%	MID ATLANTIC TRUST COMPANY FBO VANTAGE PARTNERS LLC 401 K PROFIT	Pittsburgh PA
The Hartford International Small Company Fund	R5	6,225.03	19%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Small Company Fund	R5	3,580.28	11%	TD AMERITRADE TRUST COMPANY C/O HOUSE	Denver CO
The Hartford International Small Company Fund	R5	2,361.13	7%	PAI TRUST COMPANY INC WILLIAM A CLARK	De Pere WI

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Small Company Fund	R5	1,903.22	6%	FIIOC FBO DEMAND MEDIA INC. 401K PLAN	Covington KY
The Hartford International Small Company Fund	Y	2,897,103.69	23%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford International Small Company Fund	Y	2,851,721.11	22%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford International Small Company Fund	Y	1,532,501.03	12%	MAC & CO	Pittsburgh PA
The Hartford International Small Company Fund	Y	1,513,108.16	12%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford International Small Company Fund	Y	817,856.52	6%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford International Small Company Fund	Y	705,960.32	6%	MITRA & CO FBO 98 C/O BMO HARRIS BANK NA ATTN MF	Green Bay WI
The Hartford International Small Company Fund	Y	676,150.57	5%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA
The Hartford International Value Fund	A	21,062,210.07	79%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford International Value Fund	A	2,136,125.84	8%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford International Value Fund	C	550,024.29	17%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Value Fund	C	412,402.91	13%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Value Fund	C	332,967.18	10%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford International Value Fund	C	331,236.19	10%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Value Fund	C	309,621.28	10%	PERSHING LLC	Jersey City NJ
The Hartford International Value Fund	C	293,302.69	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford International Value Fund	I	13,587,391.01	28%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford International Value Fund	I	4,724,949.69	10%	PERSHING LLC	Jersey City NJ
The Hartford International Value Fund	I	2,591,147.08	5%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford International Value Fund	R3	55,816.08	62%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford International Value Fund	R3	11,510.40	13%	PAI TRUST COMPANY, INC. NETPLUS MARKETING, INC.	De Pere WI
The Hartford International Value Fund	R3	5,152.59	6%	MATRIX TRUST COMPANY CUSTOMER FBO IMPAQ INTERNATIONAL LLC	Denver CO
The Hartford International Value Fund	R4	56,401.32	33%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Value Fund	R4	26,508.32	16%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford International Value Fund	R4	18,695.92	11%	FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN IRA	Covington KY
The Hartford International Value Fund	R4	18,199.22	11%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA
The Hartford International Value Fund	R4	14,217.85	8%	STATE STREET BANK & TRUST COMPANY TRUSTEE/ CUSTODIAN	Boston MA
The Hartford International Value Fund	R4	10,182.09	6%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
The Hartford International Value Fund	R5	56,932.46	69%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford International Value Fund	R5	16,962.75	21%	MID ATLANTIC TRUST COMPANY FBO MOORINGS PARK INSTITUTE INC TAX	Pittsburgh PA
The Hartford International Value Fund	R5	7,228.47	9%	PAI TRUST COMPANY, INC. RONALD J. PUCCI D/B/A R.J. PUCCI PR	De Pere WI
The Hartford International Value Fund	Y	2,655,998.23	22%	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK ID571	Oaks PA
The Hartford International Value Fund	Y	2,477,983.86	20%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford International Value Fund	Y	1,546,633.30	13%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford International Value Fund	Y	1,119,788.56	9%	GOLDMAN SACHS & CO C/O MUTUAL FUND OPS	Salt Lake City UT
The Hartford International Value Fund	Y	1,037,983.74	8%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford International Value Fund	Y	810,332.68	7%	THE COMMUNITY FOUNDATION FOR GREATER ATLANTA, INC	Atlanta GA
The Hartford International Value Fund	Y	720,346.17	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Long/Short Global Equity Fund	A	400,000.00	88%	HARTFORD ACCIDENT & INDEMNITY COMPANY	Hartford CT
Hartford Long/Short Global Equity Fund	A	23,289.21	5%	PERSHING LLC	Jersey City NJ
Hartford Long/Short Global Equity Fund	C	200,000.00	85%	HARTFORD ACCIDENT & INDEMNITY COMPANY	Hartford CT
Hartford Long/Short Global Equity Fund	C	14,691.48	6%	BLUE STAR ENERGY MARK WILLIAMSON TRUSTEE IND (K)	Boulder CO
Hartford Long/Short Global Equity Fund	I	278,708.38	50%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
Hartford Long/Short Global Equity Fund	I	200,000.00	36%	HARTFORD ACCIDENT & INDEMNITY COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Long/Short Global Equity Fund	I	32,112.11	6%	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Long/Short Global Equity Fund	Y	700,000.00	63%	HARTFORD ACCIDENT & INDEMNITY COMPANY	Hartford CT
Hartford Long/Short Global Equity Fund	Y	407,747.20	37%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford MidCap Fund	A	34,546,058.37	44%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford MidCap Fund	A	6,079,401.08	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford MidCap Fund	A	5,310,289.03	7%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Fund	A	5,287,581.39	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	A	4,560,579.22	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Fund	B	564,953.48	47%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford MidCap Fund	B	105,008.08	9%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Fund	B	101,440.77	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Fund	B	62,626.63	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	C	7,204,065.05	24%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford MidCap Fund	C	4,698,766.46	15%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Fund	C	2,144,804.36	7%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Fund	C	1,904,934.41	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford MidCap Fund	C	1,853,818.05	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	C	1,849,271.21	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford MidCap Fund	C	1,672,720.07	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford MidCap Fund	I	7,507,188.59	28%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Fund	I	3,820,161.97	14%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford MidCap Fund	I	3,411,332.19	13%	UBS WM USA	Weehawken NJ
The Hartford MidCap Fund	I	2,161,899.30	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Fund	I	1,881,446.01	7%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford MidCap Fund	I	1,871,293.87	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford MidCap Fund	I	1,796,506.02	7%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Fund	I	1,408,532.48	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Fund	I	1,350,387.55	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	R3	870,999.20	34%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford MidCap Fund	R3	202,212.71	8%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA
The Hartford MidCap Fund	R3	166,683.52	6%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford MidCap Fund	R4	507,552.40	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Fund	R4	357,595.06	8%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford MidCap Fund	R4	357,359.11	8%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford MidCap Fund	R4	309,976.42	7%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Fund	R4	281,162.13	6%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford MidCap Fund	R5	1,890,648.04	35%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	R5	934,593.70	17%	TIAA-CREF TRUST CO CUSTOMER/ TRUSTEE FBO RETIREMENT PLANS	Saint Louis MO
The Hartford MidCap Fund	R5	382,094.62	7%	WELLS FARGO BANK FBO VARIOUS RETIREEMNT PLANS	Charlotte NC
The Hartford MidCap Fund	R5	307,591.77	6%	DCGT AS TRUSTEE AND/OR CUSTOMER FBO PLIC VARIOUS RETIREMENT PLANS	Des Moines IA
The Hartford MidCap Fund	R6	33,490.89	82%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	R6	5,488.97	13%	ASCENSUS TRUST COMPANY FBO CULLIGAN SOUTHWEST, INC 401(K) PS	Fargo ND
The Hartford MidCap Fund	Y	20,082,944.99	51%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Fund	Y	2,021,476.49	5%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford MidCap Value Fund	A	8,170,785.97	53%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Value Fund	A	1,099,967.27	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Value Fund	B	28,916.37	28%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford MidCap Value Fund	B	10,652.44	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Value Fund	B	9,395.06	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Value Fund	C	385,511.10	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford MidCap Value Fund	C	347,994.02	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Value Fund	C	323,172.37	10%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford MidCap Value Fund	C	226,203.53	7%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Value Fund	C	211,570.14	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Value Fund	C	179,178.98	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Value Fund	C	169,624.30	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Value Fund	C	165,614.16	5%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford MidCap Value Fund	I	541,967.31	27%	UBS WM USA	Weehawken NJ
The Hartford MidCap Value Fund	I	243,750.37	12%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford MidCap Value Fund	I	228,223.41	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford MidCap Value Fund	I	206,105.90	10%	JAMES N MORDY	Villanova PA
The Hartford MidCap Value Fund	I	166,705.68	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford MidCap Value Fund	I	149,652.79	7%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford MidCap Value Fund	I	148,826.94	7%	PERSHING LLC	Jersey City NJ
The Hartford MidCap Value Fund	R3	468,137.46	70%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford MidCap Value Fund	R3	55,413.21	8%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Value Fund	R3	40,003.14	6%	MASSACHUSETTS MUTUAL LIFE INS CO	Springfield MA
The Hartford MidCap Value Fund	R4	341,348.34	39%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Value Fund	R4	159,468.46	18%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford MidCap Value Fund	R4	93,081.39	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Value Fund	R4	78,709.80	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford MidCap Value Fund	R4	69,357.73	8%	FIIOC FBO MAN-DELL FOOD STORES INC PSP	Covington KY
The Hartford MidCap Value Fund	R5	191,313.25	39%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford MidCap Value Fund	R5	53,754.21	11%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
The Hartford MidCap Value Fund	R5	49,824.75	10%	FIIOC FBO WYATT TECHNOLOGY CORP 401K PSP	Covington KY
The Hartford MidCap Value Fund	R5	40,514.80	8%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford MidCap Value Fund	Y	3,494,689.09	37%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
The Hartford MidCap Value Fund	Y	2,775,285.04	29%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford MidCap Value Fund	Y	806,698.97	8%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford MidCap Value Fund	Y	593,962.30	6%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford MidCap Value Fund	Y	588,022.12	6%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford MidCap Value Fund	Y	505,254.75	5%	T. ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS	Owings Mills MD
Hartford Moderate Allocation Fund	A	16,043,363.65	46%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Moderate Allocation Fund	A	2,750,816.22	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Moderate Allocation Fund	A	1,872,319.83	5%	PERSHING LLC	Jersey City NJ
Hartford Moderate Allocation Fund	B	268,647.43	26%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Moderate Allocation Fund	B	138,786.08	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Moderate Allocation Fund	B	122,354.50	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Moderate Allocation Fund	B	95,533.23	9%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Moderate Allocation Fund	B	82,232.37	8%	PERSHING LLC	Jersey City NJ
Hartford Moderate Allocation Fund	C	1,151,834.40	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Moderate Allocation Fund	C	1,099,474.77	10%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Moderate Allocation Fund	C	1,003,304.46	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Moderate Allocation Fund	C	948,275.98	8%	PERSHING LLC	Jersey City NJ
Hartford Moderate Allocation Fund	C	934,554.86	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Moderate Allocation Fund	C	892,822.62	8%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Moderate Allocation Fund	C	738,304.30	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Moderate Allocation Fund	C	707,908.88	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
Hartford Moderate Allocation Fund	I	201,346.47	25%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Moderate Allocation Fund	I	124,510.71	15%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
Hartford Moderate Allocation Fund	I	121,414.44	15%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Moderate Allocation Fund	I	93,112.01	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Moderate Allocation Fund	I	86,552.66	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Moderate Allocation Fund	I	63,861.63	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Moderate Allocation Fund	I	56,488.45	7%	PERSHING LLC	Jersey City NJ
Hartford Moderate Allocation Fund	R3	1,883,446.28	88%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
Hartford Moderate Allocation Fund	R4	521,295.83	67%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
Hartford Moderate Allocation Fund	R4	116,770.00	15%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Moderate Allocation Fund	R4	41,237.50	5%	CURT MAULER FBO L & M CONTRACTORS INC PROFIT	Ridgeland MS
Hartford Moderate Allocation Fund	R5	508,038.95	73%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
Hartford Moderate Allocation Fund	R5	177,032.00	26%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
Hartford Multi-Asset Income Fund	A	641,078.01	48%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	A	547,214.53	41%	PERSHING LLC	Jersey City NJ
Hartford Multi-Asset Income Fund	A	68,011.25	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Multi-Asset Income Fund	C	211,245.38	45%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	C	69,909.52	15%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Multi-Asset Income Fund	C	46,159.22	10%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Multi-Asset Income Fund	I	214,548.68	73%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	I	48,711.55	17%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Multi-Asset Income Fund	I	17,205.90	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Multi-Asset Income Fund	R3	212,612.09	100%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	R4	213,621.46	100%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	R5	214,263.59	100%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Multi-Asset Income Fund	Y	10,937,043.06	92%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
Hartford Multi-Asset Income Fund	Y	965,762.50	8%	HARTFORD LIFE & ANNUITY C/O PORTFOLIO SUPPORT	Hartford CT
Hartford Municipal Income Fund	A	251,902.31	79%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Municipal Income Fund	A	55,860.06	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Municipal Income Fund	C	251,114.53	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Municipal Income Fund	I	504,329.69	97%	WELLINGTON FINANCE & TREASURY LLC	Boston MA
The Hartford Municipal Opportunities Fund	A	6,765,121.89	26%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Opportunities Fund	A	3,051,687.97	12%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Municipal Opportunities Fund	A	2,455,675.13	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Municipal Opportunities Fund	A	2,300,265.91	9%	PERSHING LLC	Jersey City NJ
The Hartford Municipal Opportunities Fund	A	2,094,898.56	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Opportunities Fund	A	1,939,965.53	8%	UBS WM USA	Weehawken NJ
The Hartford Municipal Opportunities Fund	A	1,498,694.51	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Municipal Opportunities Fund	A	1,434,837.07	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Municipal Opportunities Fund	A	1,400,252.41	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Opportunities Fund	B	79,913.81	29%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Opportunities Fund	B	66,755.00	24%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Municipal Opportunities Fund	B	65,981.31	24%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Opportunities Fund	C	2,050,897.22	18%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Opportunities Fund	C	1,774,370.77	15%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Opportunities Fund	C	1,724,956.18	15%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Municipal Opportunities Fund	C	1,339,481.77	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Municipal Opportunities Fund	C	1,072,702.24	9%	PERSHING LLC	Jersey City NJ
The Hartford Municipal Opportunities Fund	C	872,868.02	8%	UBS WM USA	Weehawken NJ
The Hartford Municipal Opportunities Fund	C	604,229.25	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Opportunities Fund	I	6,286,593.17	30%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Opportunities Fund	I	2,973,761.50	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Municipal Opportunities Fund	I	2,752,701.57	13%	UBS WM USA	Weehawken NJ
The Hartford Municipal Opportunities Fund	I	2,129,750.69	10%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Municipal Opportunities Fund	I	2,007,956.17	10%	PERSHING LLC	Jersey City NJ
The Hartford Municipal Opportunities Fund	I	1,108,315.31	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Municipal Short Duration Fund	A	250,772.86	56%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Municipal Short Duration Fund	A	156,683.43	35%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Municipal Short Duration Fund	A	37,885.94	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Municipal Short Duration Fund	C	250,065.57	66%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Municipal Short Duration Fund	C	61,646.49	16%	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING	Minneapolis MN
Hartford Municipal Short Duration Fund	C	41,806.71	11%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Municipal Short Duration Fund	I	502,058.45	99%	WELLINGTON FINANCE & TREASURY LLC	Boston MA
The Hartford Quality Bond Fund	A	463,528.79	40%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	A	344,012.15	30%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Quality Bond Fund	A	165,812.97	14%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Quality Bond Fund	C	151,843.82	63%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	C	24,019.89	10%	PERSHING LLC	Jersey City NJ
The Hartford Quality Bond Fund	C	18,880.01	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Quality Bond Fund	I	207,821.27	93%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	R3	204,800.75	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	R4	206,185.71	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	R5	207,596.57	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Quality Bond Fund	Y	2,423,300.17	53%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
The Hartford Quality Bond Fund	Y	1,190,154.40	26%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Quality Bond Fund	Y	935,242.30	21%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	A	38,731.44	51%	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Real Total Return Fund	A	10,342.40	14%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	A	7,394.58	10%	PERSHING LLC	Jersey City NJ
Hartford Real Total Return Fund	A	5,193.25	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Real Total Return Fund	C	10,345.30	38%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	C	2,862.03	11%	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Real Total Return Fund	C	2,666.58	10%	STATE STREET BANK AND TRUST C/F TODD ADEN IRA	Gothenburg NE
Hartford Real Total Return Fund	C	2,385.20	9%	PERSHING LLC	Jersey City NJ
Hartford Real Total Return Fund	C	1,555.74	6%	STATE STREET BANK AND TRUST C/F RANDY G BECK IRA	Randolph NE
Hartford Real Total Return Fund	C	1,479.29	6%	JANNEY MONTGOMERY SCOTT LLC	Philadelphia PA
Hartford Real Total Return Fund	I	10,340.97	43%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Real Total Return Fund	I	7,265.95	30%	PERSHING LLC	Jersey City NJ
Hartford Real Total Return Fund	I	2,871.90	12%	JANNEY MONTGOMERY SCOTT LLC	Philadelphia PA
Hartford Real Total Return Fund	I	2,671.61	11%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Real Total Return Fund	R3	10,343.85	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	R4	10,342.76	87%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	R4	1,480.53	13%	ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K)	Edmond OK
Hartford Real Total Return Fund	R5	10,341.69	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Real Total Return Fund	Y	8,308,684.99	58%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
Hartford Real Total Return Fund	Y	2,627,189.21	18%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
Hartford Real Total Return Fund	Y	2,570,877.93	18%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford Short Duration Fund	A	18,313,893.30	38%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Short Duration Fund	A	3,018,573.94	6%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Short Duration Fund	A	2,650,355.14	5%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Short Duration Fund	A	2,497,692.90	5%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Short Duration Fund	B	149,635.20	35%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Short Duration Fund	B	39,974.84	9%	PERSHING LLC	Jersey City NJ
The Hartford Short Duration Fund	B	35,739.58	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Short Duration Fund	B	24,240.12	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Short Duration Fund	B	23,566.56	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Short Duration Fund	C	2,209,829.86	18%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Short Duration Fund	C	1,542,319.26	13%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Short Duration Fund	C	1,085,427.86	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Short Duration Fund	C	988,112.41	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Short Duration Fund	C	978,476.77	8%	PERSHING LLC	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Short Duration Fund	C	963,379.96	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Short Duration Fund	C	782,108.90	6%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Short Duration Fund	C	676,193.24	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Short Duration Fund	I	4,482,085.95	34%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Short Duration Fund	I	1,850,392.38	14%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Short Duration Fund	I	1,788,611.06	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Short Duration Fund	I	1,432,338.80	11%	PERSHING LLC	Jersey City NJ
The Hartford Short Duration Fund	I	847,932.74	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Short Duration Fund	I	704,538.84	5%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Short Duration Fund	I	688,214.25	5%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Short Duration Fund	R3	26,898.45	24%	FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K PL	Fargo ND

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Short Duration Fund	R3	20,809.34	19%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Short Duration Fund	R3	11,417.58	10%	ASCENSUS TRUST COMPANY FBO DAVID FRANK ANDERSON INDIVIDUAL 401	Fargo ND
The Hartford Short Duration Fund	R3	11,355.97	10%	ASCENSUS TRUST COMPANY FBO DELZELL BROTHERS, INC 401(K) PLAN	Fargo ND
The Hartford Short Duration Fund	R3	11,287.71	10%	ASCENSUS TRUST COMPANY FBO RESERVA INTERNATIONAL INDIVIDUAL 40	Fargo ND
The Hartford Short Duration Fund	R3	10,727.41	10%	WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN ACCT OF	Claflin KS
The Hartford Short Duration Fund	R4	21,636.57	31%	WILLIAM J MILLER DEFINED BENEFIT PENSION PLAN ACCT OF	Claflin KS
The Hartford Short Duration Fund	R4	20,494.37	30%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Short Duration Fund	R4	9,729.11	14%	PERSHING LLC	Jersey City NJ
The Hartford Short Duration Fund	R4	5,482.22	8%	MICHAEL JAWAHIR TRUSTEE FBO AVIATION INTERNATIONAL RESOURCES	De Soto MO
The Hartford Short Duration Fund	R4	5,092.13	7%	KENT CO CONSULTING INC 401K AND PROFIT SHARING PLAN	Columbia SC
The Hartford Short Duration Fund	R5	11,267.15	99%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Short Duration Fund	Y	545,596.17	35%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA
The Hartford Short Duration Fund	Y	468,852.05	30%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford Short Duration Fund	Y	275,886.58	18%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Short Duration Fund	Y	258,186.74	17%	GROUP INSURANCE SERVICES, INC. 1 CAMERON HILL CIRCLE	Chattanooga TN
Hartford Small Cap Core Fund	A	985,952.84	24%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
Hartford Small Cap Core Fund	A	326,870.27	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Small Cap Core Fund	A	298,419.71	7%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Small Cap Core Fund	A	285,033.97	7%	PERSHING LLC	Jersey City NJ
Hartford Small Cap Core Fund	A	265,337.73	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Small Cap Core Fund	A	223,235.53	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
Hartford Small Cap Core Fund	B	39,266.50	27%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Small Cap Core Fund	B	13,063.47	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Small Cap Core Fund	B	11,664.23	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Small Cap Core Fund	B	10,234.98	7%	PERSHING LLC	Jersey City NJ
Hartford Small Cap Core Fund	C	176,367.34	16%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Small Cap Core Fund	C	147,235.35	13%	PERSHING LLC	Jersey City NJ
Hartford Small Cap Core Fund	C	136,860.89	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
Hartford Small Cap Core Fund	C	85,837.36	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
Hartford Small Cap Core Fund	I	82,609.20	41%	UBS WM USA	Weehawken NJ
Hartford Small Cap Core Fund	I	56,053.54	28%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
Hartford Small Cap Core Fund	I	36,608.43	18%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Small Cap Core Fund	R3	21,533.36	32%	DWS TRUST COMPANY FBO MIDWEST BANK GROUP INC IRA	Salem NH

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Small Cap Core Fund	R3	13,036.84	20%	MG TRUST COMPANY CUSTOMER FBO MHAC 401 K SALARY REDUCTION PLAN A	Denver CO
Hartford Small Cap Core Fund	R3	6,332.00	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Small Cap Core Fund	R3	4,783.48	7%	FIIOC FBO P.C. MECHANICAL INC.	Covington KY
Hartford Small Cap Core Fund	R3	4,754.91	7%	ASCENSUS TRUST COMPANY FBO ADVANCED STRUCTURAL TECHNOLOGIES 40	Fargo ND
Hartford Small Cap Core Fund	R3	4,321.57	6%	FIIOC FBO TEALIUM INC. 401(K) PLAN	Covington KY
Hartford Small Cap Core Fund	R4	22,105.29	48%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
Hartford Small Cap Core Fund	R4	14,296.62	31%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Small Cap Core Fund	R4	8,885.30	19%	FIIOC FBO QMEDTRIX SYSTEMS INC	Covington KY
Hartford Small Cap Core Fund	R5	14,398.07	84%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
Hartford Small Cap Core Fund	R5	2,650.11	16%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Small Cap Core Fund	Y	45,520.34	41%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
Hartford Small Cap Core Fund	Y	31,276.13	28%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
Hartford Small Cap Core Fund	Y	15,576.20	14%	MID ATLANTIC TRUST COMPANY FBO ALEXANDER & PELLI, LLC 401(K)	Pittsburgh PA
Hartford Small Cap Core Fund	Y	10,237.14	9%	HARTFORD LIFE & ANNUITY	Hartford CT
Hartford Small Cap Core Fund	Y	8,860.95	8%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Small Company Fund	A	6,900,639.31	41%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Small Company Fund	A	2,640,654.88	16%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	A	1,242,669.89	7%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Small Company Fund	A	973,185.17	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Small Company Fund	A	878,386.76	5%	PERSHING LLC	Jersey City NJ
The Hartford Small Company Fund	B	39,895.75	25%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Small Company Fund	B	16,083.09	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Small Company Fund	B	15,219.82	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	B	11,439.75	7%	PERSHING LLC	Jersey City NJ
The Hartford Small Company Fund	C	322,301.11	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Small Company Fund	C	208,893.00	9%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Small Company Fund	C	205,933.64	9%	PERSHING LLC	Jersey City NJ
The Hartford Small Company Fund	C	178,834.29	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Small Company Fund	C	147,237.10	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Small Company Fund	C	146,943.63	6%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Small Company Fund	C	142,763.18	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	C	127,702.41	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Small Company Fund	I	2,018,482.40	58%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Small Company Fund	I	270,101.37	8%	UBS WM USA	Weehawken NJ
The Hartford Small Company Fund	I	234,242.54	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Small Company Fund	I	229,524.50	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Small Company Fund	I	201,040.91	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	R3	1,155,234.87	67%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Small Company Fund	R3	97,928.99	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	R4	955,525.84	49%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Small Company Fund	R4	186,490.25	10%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Small Company Fund	R4	167,103.40	9%	WELLS FARGO BANK WEST NA FBO VARIOUS FASCORP RECORDKEPT PLN	Greenwood VLG CO
The Hartford Small Company Fund	R5	916,454.78	69%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Small Company Fund	R5	86,337.92	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	R6	416.20	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Small Company Fund	Y	7,268,567.17	60%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Small Company Fund	Y	2,346,198.09	19%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
The Hartford Strategic Income Fund	A	5,497,083.58	38%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Strategic Income Fund	A	2,352,668.60	16%	PERSHING LLC	Jersey City NJ
The Hartford Strategic Income Fund	A	822,990.21	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Strategic Income Fund	A	796,094.20	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Strategic Income Fund	B	86,714.86	19%	PERSHING LLC	Jersey City NJ
The Hartford Strategic Income Fund	B	85,096.89	19%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Strategic Income Fund	B	60,512.19	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Strategic Income Fund	B	52,737.36	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Strategic Income Fund	B	40,327.83	9%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Strategic Income Fund	C	1,652,670.91	17%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Strategic Income Fund	C	1,289,122.14	13%	PERSHING LLC	Jersey City NJ
The Hartford Strategic Income Fund	C	1,170,877.04	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Strategic Income Fund	C	1,078,270.06	11%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Strategic Income Fund	C	1,012,763.57	10%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Strategic Income Fund	C	537,181.46	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Strategic Income Fund	C	531,194.04	5%	UBS WM USA	Weehawken NJ
The Hartford Strategic Income Fund	C	505,470.46	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Strategic Income Fund	I	954,202.95	28%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Strategic Income Fund	I	418,866.93	12%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Strategic Income Fund	I	418,187.79	12%	UBS WM USA	Weehawken NJ
The Hartford Strategic Income Fund	I	353,388.37	10%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Strategic Income Fund	I	266,846.91	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Strategic Income Fund	I	255,158.48	8%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Strategic Income Fund	I	212,237.92	6%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Strategic Income Fund	I	198,140.82	6%	PERSHING LLC	Jersey City NJ
The Hartford Strategic Income Fund	R3	10,793.95	29%	UMB BANK NA CUSTOMER FBO: PLANMEMBER	Carpinteria CA
The Hartford Strategic Income Fund	R3	7,536.60	20%	ASCENSUS TRUST COMPANY FBO RESERVA INTERNATIONAL INDIVIDUAL 40	Fargo ND
The Hartford Strategic Income Fund	R3	3,868.10	10%	MATRIX TRUST COMPANY CUSTOMER. FBO CITY OF ABERDEEN (WA) 457(B) PLAN	Denver CO
The Hartford Strategic Income Fund	R3	3,143.73	8%	ASCENSUS TRUST COMPANY FBO CJ LYONS LLC 401K	Fargo ND

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Strategic Income Fund	R3	3,069.92	8%	MG TRUST COMPANY CUSTOMER. FBO SHENANDOAH COUNTY PUB SCH (VA) 403B	Denver CO
The Hartford Strategic Income Fund	R3	2,198.52	6%	JIMMIE L BALDONADO NANCY E SCHUTZ AND STEVEN D SCOVILLE TRUSTEES	Gothenburg NE
The Hartford Strategic Income Fund	R3	2,112.81	6%	ASCENSUS TRUST COMPANY FBO ROUTE 50 MEMORIAL HOSPITAL 401K PLA	Fargo ND
The Hartford Strategic Income Fund	R4	10,064.19	49%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Strategic Income Fund	R4	4,909.24	24%	ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K)	Edmond OK
The Hartford Strategic Income Fund	R4	2,166.39	10%	ASCENSUS TRUST COMPANY FBO CAROL A ANDERSON 401K	Fargo ND
The Hartford Strategic Income Fund	R4	1,787.20	9%	ASCENSUS TRUST COMPANY FBO LISA K RADER 401K PLAN	Fargo ND
The Hartford Strategic Income Fund	R4	1,708.18	8%	ASCENSUS TRUST COMPANY FBO MARK A. CONGDON CFS, INC. 401(K)	Fargo ND
The Hartford Strategic Income Fund	R5	22,244.62	62%	ASCENSUS TRUST COMPANY FBO WATER EDUCATION FOUNDATION INC PE	Fargo ND
The Hartford Strategic Income Fund	R5	13,848.71	38%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Strategic Income Fund	R6	1,158.68	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Strategic Income Fund	Y	6,068,109.66	40%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Strategic Income Fund	Y	4,328,270.71	29%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford Strategic Income Fund	Y	2,310,859.09	15%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford Strategic Income Fund	Y	1,565,663.24	10%	HARTFORD DURATION-HEDGED STRATEGIC INCOME FUND	Radnor PA
The Hartford Strategic Income Fund	Y	776,294.11	5%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA
The Hartford Total Return Bond Fund	A	47,507,542.05	72%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Total Return Bond Fund	B	478,331.93	48%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Total Return Bond Fund	B	82,602.35	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Total Return Bond Fund	B	75,387.86	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Total Return Bond Fund	B	72,824.46	7%	PERSHING LLC	Jersey City NJ
The Hartford Total Return Bond Fund	C	1,027,875.06	16%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Total Return Bond Fund	C	806,405.45	12%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Total Return Bond Fund	C	597,026.69	9%	PERSHING LLC	Jersey City NJ
The Hartford Total Return Bond Fund	C	554,063.38	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Total Return Bond Fund	C	493,135.97	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Total Return Bond Fund	C	354,012.67	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Total Return Bond Fund	C	350,979.39	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Total Return Bond Fund	I	823,157.60	38%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Total Return Bond Fund	I	428,386.64	20%	PERSHING LLC	Jersey City NJ
The Hartford Total Return Bond Fund	I	251,158.08	12%	UBS WM USA	Weehawken NJ
The Hartford Total Return Bond Fund	I	236,027.61	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Total Return Bond Fund	I	142,472.07	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Total Return Bond Fund	R3	301,509.32	53%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Total Return Bond Fund	R3	29,894.57	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Total Return Bond Fund	R4	1,094,338.78	74%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Total Return Bond Fund	R4	88,695.39	6%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Total Return Bond Fund	R5	83,291.08	62%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Total Return Bond Fund	R5	27,924.68	21%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Total Return Bond Fund	R5	12,801.89	10%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT	Hartford CT
The Hartford Total Return Bond Fund	R6	963.18	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Total Return Bond Fund	Y	61,968,266.45	58%	HARTFORD CHECKS AND BALANCES FUND	Radnor PA
The Hartford Total Return Bond Fund	Y	10,331,494.28	10%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Total Return Bond Fund	Y	9,859,569.19	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Total Return Bond Fund	Y	6,808,704.27	6%	SAXON & CO	Philadelphia PA
The Hartford Unconstrained Bond Fund	A	3,060,927.60	53%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Unconstrained Bond Fund	A	515,645.00	9%	PERSHING LLC	Jersey City NJ
The Hartford Unconstrained Bond Fund	A	326,231.29	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Unconstrained Bond Fund	B	41,872.59	37%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Unconstrained Bond Fund	B	15,346.96	14%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Unconstrained Bond Fund	B	14,545.50	13%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Unconstrained Bond Fund	B	7,297.66	6%	PERSHING LLC	Jersey City NJ
The Hartford Unconstrained Bond Fund	C	170,400.64	13%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Unconstrained Bond Fund	C	159,034.95	12%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Unconstrained Bond Fund	C	129,808.76	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Unconstrained Bond Fund	C	97,864.85	8%	PERSHING LLC	Jersey City NJ
The Hartford Unconstrained Bond Fund	C	85,958.24	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Unconstrained Bond Fund	C	83,087.45	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Unconstrained Bond Fund	C	83,078.68	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Unconstrained Bond Fund	I	129,512.25	35%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Unconstrained Bond Fund	I	46,974.17	13%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Unconstrained Bond Fund	I	39,688.22	11%	PERSHING LLC	Jersey City NJ
The Hartford Unconstrained Bond Fund	I	37,230.32	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Unconstrained Bond Fund	I	32,284.39	9%	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING	Minneapolis MN
The Hartford Unconstrained Bond Fund	I	28,915.97	8%	BB&T SECURITIES IRA C/F DAVID ALBERT DEBOLT	Charleston WV

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Unconstrained Bond Fund	I	26,150.32	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Unconstrained Bond Fund	R3	11,362.92	76%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Unconstrained Bond Fund	R3	3,540.08	24%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Unconstrained Bond Fund	R4	30,996.03	65%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Unconstrained Bond Fund	R4	11,502.82	24%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Unconstrained Bond Fund	R4	4,614.47	10%	ROBERT HAYDEN PC ROBERT W HAYDEN TRUSTEE IND (K)	Edmond OK
The Hartford Unconstrained Bond Fund	R5	11,644.17	100%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Unconstrained Bond Fund	Y	1,571,006.30	75%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA
The Hartford Unconstrained Bond Fund	Y	526,540.33	25%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford World Bond Fund	A	14,742,907.14	25%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford World Bond Fund	A	11,960,034.33	20%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford World Bond Fund	A	9,196,888.28	16%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford World Bond Fund	A	4,397,757.94	7%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford World Bond Fund	A	4,147,226.58	7%	PERSHING LLC	Jersey City NJ
The Hartford World Bond Fund	C	2,471,410.90	15%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford World Bond Fund	C	2,122,616.34	13%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford World Bond Fund	C	2,081,233.01	12%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford World Bond Fund	C	2,027,398.74	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford World Bond Fund	C	1,630,007.22	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford World Bond Fund	C	1,546,519.71	9%	PERSHING LLC	Jersey City NJ
The Hartford World Bond Fund	C	1,125,995.60	7%	UBS WM USA	Weehawken NJ
The Hartford World Bond Fund	C	1,060,957.10	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford World Bond Fund	C	974,701.74	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford World Bond Fund	C	842,681.60	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford World Bond Fund	I	53,004,456.11	24%	PERSHING LLC	Jersey City NJ
The Hartford World Bond Fund	I	32,154,683.99	15%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford World Bond Fund	I	24,138,595.12	11%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford World Bond Fund	I	23,730,735.74	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford World Bond Fund	I	18,002,551.81	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford World Bond Fund	I	17,918,368.28	8%	UBS WM USA	Weehawken NJ
The Hartford World Bond Fund	I	11,948,772.12	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford World Bond Fund	I	11,253,912.48	5%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford World Bond Fund	R3	13,127.10	17%	MATRIX TRUST COMPANY CUSTOMER. FBO GILBERT A. GIRTZ 401K SAVINGS PLAN	Denver CO
The Hartford World Bond Fund	R3	12,470.58	16%	MATRIX TRUST COMPANY TRUSTEE CSA/MICHOICE SCHOOLS 401K P/S PLAN	Denver CO
The Hartford World Bond Fund	R3	7,763.50	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford World Bond Fund	R3	7,623.92	10%	UBS WM USA	Weehawken NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford World Bond Fund	R3	7,255.04	9%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford World Bond Fund	R3	7,210.34	9%	MATRIX TRUST COMPANY TRUSTEE JACK A. DEKKINGA, MD 401K PS PLAN	Denver CO
The Hartford World Bond Fund	R3	5,380.85	7%	ASCENSUS TRUST COMPANY FBO KENNETH E MACKENZIE ESQUIRE 401K	Fargo ND
The Hartford World Bond Fund	R3	5,319.79	7%	MATRIX TRUST COMPANY CUSTOMER FBO USA CYCLING, INC 403(B) RETIREMENT	Denver CO
The Hartford World Bond Fund	R4	317,072.01	68%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford World Bond Fund	R4	90,062.50	19%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford World Bond Fund	R5	12,026.56	37%	FIIOC FBO EMPLOYEE 401K PLAN	Covington KY
The Hartford World Bond Fund	R5	7,052.50	22%	PERSHING LLC	Jersey City NJ
The Hartford World Bond Fund	R5	5,562.89	17%	HARTFORD LIFE & ANNUITY	Hartford CT
The Hartford World Bond Fund	R5	2,751.78	8%	MID ATLANTIC TRUST COMPANY FBO JOHNNYS MATTRESS & FURNITURE SUPERS	Pittsburgh PA
The Hartford World Bond Fund	R6	10,710.66	60%	STATE STREET BANK & TRUST COMPANY MML FBO ITS CLIENTS	Boston MA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford World Bond Fund	R6	6,276.24	35%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford World Bond Fund	R6	965.60	5%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford World Bond Fund	Y	20,932,614.39	33%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford World Bond Fund	Y	11,495,286.56	18%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford World Bond Fund	Y	7,851,910.06	12%	HARTFORD GROWTH ALLOCATION FUND	Radnor PA
The Hartford World Bond Fund	Y	6,397,394.06	10%	HARTFORD MODERATE ALLOCATION FUND	Radnor PA
The Hartford World Bond Fund	Y	3,710,382.52	6%	CHET ADVISOR SAVINGS PLAN TRUST FBO STATE OF CONNECTICUT AS TRUSTEE	Wayne PA
The Hartford World Bond Fund	Y	3,362,819.53	5%	HARTFORD CONSERVATIVE ALLOCATION FUND	Radnor PA

THE HARTFORD MUTUAL FUNDS II, INC.

As of November 30, 2015, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Opportunities Fund	A	10,101,373.95	22%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Opportunities Fund	A	2,930,039.10	6%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Opportunities Fund	A	2,882,869.74	6%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Growth Opportunities Fund	A	2,299,832.59	5%	PERSHING LLC	Jersey City NJ
The Hartford Growth Opportunities Fund	B	100,049.80	20%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Growth Opportunities Fund	B	45,406.34	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Opportunities Fund	B	41,437.06	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Opportunities Fund	B	39,787.81	8%	PERSHING LLC	Jersey City NJ
The Hartford Growth Opportunities Fund	B	37,297.53	8%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Growth Opportunities Fund	B	25,413.74	5%	CHARLES SCHWAB & CO INC FBO CLEARING CUSTOMERS	San Francisco CA
The Hartford Growth Opportunities Fund	C	2,751,393.09	19%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Opportunities Fund	C	2,630,951.41	19%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Growth Opportunities Fund	C	1,962,970.54	14%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Opportunities Fund	C	1,173,559.57	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Growth Opportunities Fund	C	955,957.64	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Growth Opportunities Fund	C	754,903.33	5%	PERSHING LLC	Jersey City NJ
The Hartford Growth Opportunities Fund	I	24,740,364.71	42%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Growth Opportunities Fund	I	10,779,274.43	18%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Growth Opportunities Fund	I	8,522,853.65	15%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Growth Opportunities Fund	I	4,687,435.94	8%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Growth Opportunities Fund	R3	499,448.67	46%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Opportunities Fund	R3	119,449.35	11%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford Growth Opportunities Fund	R3	74,394.63	7%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Growth Opportunities Fund	R4	1,072,279.30	71%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Growth Opportunities Fund	R4	153,492.56	10%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Growth Opportunities Fund	R5	2,671,974.56	94%	MERCER TRUST CO TRUSTEE FBO EDWARD D JONES & CO DEFFDCOMP	Norwood MA
The Hartford Growth Opportunities Fund	R6	15,159.16	92%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Growth Opportunities Fund	R6	1,019.85	6%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford Growth Opportunities Fund	Y	1,713,410.85	40%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Growth Opportunities Fund	Y	968,172.47	22%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Growth Opportunities Fund	Y	399,160.46	9%	WEST VIRGINIA SAVINGS PLAN TRUSTEE FBO WST VIRGINIA SAVINGS PLAN TRUST	Wayne PA
The Hartford Growth Opportunities Fund	Y	288,312.01	7%	WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN	Boston MA
The Hartford Municipal Real Return Fund	A	5,938,065.01	52%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Real Return Fund	A	930,282.24	8%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Real Return Fund	A	686,135.75	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Real Return Fund	B	39,499.59	48%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Real Return Fund	B	10,518.97	13%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Municipal Real Return Fund	B	9,978.60	12%	PERSHING LLC	Jersey City NJ
The Hartford Municipal Real Return Fund	C	746,028.16	25%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Real Return Fund	C	411,442.27	14%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Municipal Real Return Fund	C	315,189.76	11%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Municipal Real Return Fund	C	297,624.35	10%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Real Return Fund	C	255,071.66	9%	PERSHING LLC	Jersey City NJ
The Hartford Municipal Real Return Fund	C	215,186.97	7%	UBS WM USA	Weehawken NJ
The Hartford Municipal Real Return Fund	I	368,115.48	22%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Municipal Real Return Fund	I	350,626.95	21%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Municipal Real Return Fund	I	266,266.83	16%	UBS WM USA	Weehawken NJ
The Hartford Municipal Real Return Fund	I	204,196.04	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Real Return Fund	I	187,646.40	11%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Municipal Real Return Fund	I	88,404.10	5%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Municipal Real Return Fund	Y	100,646.76	5%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Municipal Real Return Fund	Y	100,162.01	5%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford SmallCap Growth Fund	A	603,026.60	12%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford SmallCap Growth Fund	A	438,149.81	9%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford SmallCap Growth Fund	A	334,539.91	7%	PERSHING LLC	Jersey City NJ
The Hartford SmallCap Growth Fund	B	4,231.44	12%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford SmallCap Growth Fund	B	2,290.41	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford SmallCap Growth Fund	B	2,076.87	6%	PERSHING LLC	Jersey City NJ
The Hartford SmallCap Growth Fund	C	243,745.87	19%	UBS WM USA	Weehawken NJ
The Hartford SmallCap Growth Fund	C	120,766.66	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford SmallCap Growth Fund	C	118,768.95	9%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford SmallCap Growth Fund	C	110,725.78	9%	PERSHING LLC	Jersey City NJ
The Hartford SmallCap Growth Fund	C	109,343.61	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford SmallCap Growth Fund	C	94,715.90	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford SmallCap Growth Fund	C	88,035.90	7%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford SmallCap Growth Fund	C	67,696.77	5%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford SmallCap Growth Fund	I	1,429,708.54	34%	PERSHING LLC	Jersey City NJ
The Hartford SmallCap Growth Fund	I	751,238.18	18%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford SmallCap Growth Fund	I	391,690.40	9%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford SmallCap Growth Fund	I	370,562.39	9%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford SmallCap Growth Fund	I	321,958.38	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford SmallCap Growth Fund	I	279,398.53	7%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford SmallCap Growth Fund	R3	67,049.53	20%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford SmallCap Growth Fund	R3	26,321.98	8%	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TRUSTEE/CUSTOMER	Jacksonville FL
The Hartford SmallCap Growth Fund	R3	25,904.91	8%	DWS TRUST CO TRUSTEE FUSION ALLIANCE LLC 401K P/S PLAN	Salem NH
The Hartford SmallCap Growth Fund	R3	19,667.38	6%	STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN	Boston MA
The Hartford SmallCap Growth Fund	R3	17,880.32	5%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO
The Hartford SmallCap Growth Fund	R4	297,800.49	20%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford SmallCap Growth Fund	R4	241,274.53	16%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford SmallCap Growth Fund	R4	137,300.40	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford SmallCap Growth Fund	R4	76,160.73	5%	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF	Atlanta GA
The Hartford SmallCap Growth Fund	R4	75,697.13	5%	MERCER TRUST CO CUSTOMER FBO IBEW LOCAL NO 38	Norwood MA
The Hartford SmallCap Growth Fund	R5	384,135.64	17%	STATE STREET BANK & TRUST COMPANY TAYNIK & COMPANY	Quincy MA
The Hartford SmallCap Growth Fund	R5	230,311.99	10%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford SmallCap Growth Fund	R5	209,712.97	9%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford SmallCap Growth Fund	R5	191,391.94	9%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford SmallCap Growth Fund	R5	160,108.62	7%	NEW YORK LIFE TRUST COMPANY FBO VARIOUS RETIREMENT PLANS IRA	Parsippany NJ
The Hartford SmallCap Growth Fund	R5	140,688.44	6%	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING	Greenwood VLG CO
The Hartford SmallCap Growth Fund	R5	138,752.18	6%	MATRIX TRUST CO CUSTOMER FBO LOMA LINDA UNIV HEALTH 401A	Phoenix AZ
The Hartford SmallCap Growth Fund	R5	120,267.26	5%	T ROWE PRICE RETIREMENT PLAN SVCS FBO RETIREMENT PLAN CLIENTS	Owings Mills MD
The Hartford SmallCap Growth Fund	R6	201.26	76%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford SmallCap Growth Fund	R6	40.83	15%	VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS	Valley Forge PA
The Hartford SmallCap Growth Fund	R6	22.49	9%	ASCENSUS TRUST COMPANY FBO AERO RENTAL, INC 401(K) PLAN	Fargo ND
The Hartford SmallCap Growth Fund	Y	2,870,638.86	47%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford SmallCap Growth Fund	Y	491,055.24	8%	WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST	Wayne PA

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford SmallCap Growth Fund	Y	340,965.01	6%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT	San Francisco CA
The Hartford Value Opportunities Fund	A	5,836,481.07	53%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Value Opportunities Fund	B	34,439.72	31%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Value Opportunities Fund	B	11,554.86	11%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Value Opportunities Fund	B	8,391.46	8%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Value Opportunities Fund	C	239,390.38	15%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Value Opportunities Fund	C	138,526.33	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Value Opportunities Fund	C	135,445.55	8%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Value Opportunities Fund	C	131,758.79	8%	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT	San Diego CA
The Hartford Value Opportunities Fund	C	130,673.33	8%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Value Opportunities Fund	C	114,744.55	7%	PERSHING LLC	Jersey City NJ
The Hartford Value Opportunities Fund	C	105,342.24	6%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Value Opportunities Fund	C	99,853.60	6%	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	Saint Louis MO
The Hartford Value Opportunities Fund	I	343,856.28	30%	MORGAN STANLEY SMITH BARNEY	Jersey City NJ
The Hartford Value Opportunities Fund	I	232,627.38	20%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Value Opportunities Fund	I	152,663.78	13%	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	Saint Louis MO
The Hartford Value Opportunities Fund	I	104,029.38	9%	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER	Jersey City NJ
The Hartford Value Opportunities Fund	I	82,701.34	7%	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS	St Petersburg FL
The Hartford Value Opportunities Fund	I	65,567.52	6%	UBS WM USA	Weehawken NJ

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Value Opportunities Fund	R3	31,948.65	17%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Value Opportunities Fund	R3	21,483.54	11%	TRITEC COMPANIES TEE FBO TRITEC COMPANIES 401K	Greenwood VLG CO
The Hartford Value Opportunities Fund	R3	18,098.00	10%	ASCENSUS TRUST COMPANY FBO MIBAR COMPUTER SERVICES 401 K PLAN	Fargo ND
The Hartford Value Opportunities Fund	R3	16,201.27	9%	J MICHAEL FAY DDS PA TRUSTEE FBO J MICHAEL FAY DDS PA 401K	Greenwood VLG CO
The Hartford Value Opportunities Fund	R3	14,923.49	8%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F DECATUR MEMORIAL HOSPITAL	Greenwood VLG CO
The Hartford Value Opportunities Fund	R4	314,046.89	50%	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS	Hartford CT
The Hartford Value Opportunities Fund	R4	180,115.09	29%	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Jacksonville FL
The Hartford Value Opportunities Fund	R5	79,688.72	61%	EMJAY CORPORATION CUSTODIAN FBO PLANS OF GREAT WEST FINANCIAL	Greenwood VLG CO
The Hartford Value Opportunities Fund	R5	15,405.98	12%	GREAT-WEST TRUST COMPANY LLC TRUSTEE F EMPLOYEE BENEFITS CLIENTS 401K	Greenwood VLG CO

Fund	Class	Shares Held	% of Class	Shareholder Name	Shareholder Location
The Hartford Value Opportunities Fund	R5	8,014.94	6%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT
The Hartford Value Opportunities Fund	R5	7,560.30	6%	MID ATLANTIC TRUST COMPANY FBO KILMER INSURANCE GROUP INC T/A	Pittsburgh PA
The Hartford Value Opportunities Fund	Y	63,231.52	75%	MG TRUST COMPANY TRUSTEE AMERICAN OFFICE	Denver CO
The Hartford Value Opportunities Fund	Y	8,841.02	10%	MG TRUST COMPANY CUSTOMER FBO CHILD GUIDANCE RESOURCE CENTERS INC	Denver CO
The Hartford Value Opportunities Fund	Y	6,680.98	8%	HARTFORD LIFE & ANNUITY	Hartford CT
The Hartford Value Opportunities Fund	Y	5,034.04	6%	HARTFORD LIFE INSURANCE COMPANY	Hartford CT

Your Vote is Important!

 Vote by Internet

Please go to the electronic voting site at  www.2voteproxy.com/hmf. Follow the on-line instructions.  If you vote by internet, you do not have to return your Proxy Card.

 Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided.  If you vote by telephone, you do not have to return your Proxy Card.

 Vote by Mail

Mark, sign and date your Proxy Card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR PO BOX 55046 BOSTON, MA 02205-9836

THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 14, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS. The undersigned appoints Edward Macdonald and Joseph Melcher, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the Companies named above (the “Funds”) held by the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, on March 14, 2016, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Annual Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Annual Meeting of Shareholders and Joint Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Funds or by executing a superseding proxy.

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders

to be Held on March 14, 2016.

The Notice and the Joint Proxy Statement are available on the Internet at  www.2voteproxy.com/hmf

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Date:

HMF16 - V4

This Proxy will be voted as instructed on the nominees and proposals set forth below. It is understood that if no choice is specified, this Proxy will be voted “FOR” all the nominees and proposals if the Proxy Card is signed, dated and returned.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A shareholder wishing to vote in accordance with the Boards of Directors’ recommendations need only sign and date this Proxy Card and return it in the envelope provided.

☐ Express Vote Option: To vote FOR ALL Funds on ALL Proposals mark this box. (If this box is marked no other vote is necessary.)

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

1.			The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (together, the “Companies”).

(01) Hilary E. Ackermann (02) Lynn S. Birdsong (03) James E. Davey			(04) Christine Detrick (05) Duane E. Hill (06) Sandra S. Jaffee	(07) William P. Johnston (08) Phillip O. Peterson (09) Lemma W. Senbet

To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

2.			The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

3.			The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

4.			The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

5.			The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

6.

The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fund 1	☐	☐	☐	Fund 7	☐	☐	☐
Fund 2	☐	☐	☐	Fund 8	☐	☐	☐
Fund 3	☐	☐	☐	Fund 9	☐	☐	☐
Fund 4	☐	☐	☐	Fund 10	☐	☐	☐
Fund 5	☐	☐	☐	Fund 11	☐	☐	☐
Fund 6	☐	☐	☐	Fund 12	☐	☐	☐

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE!	HMF16 - V4

THE HARTFORD MUTUAL FUNDS, INC.

THE HARTFORD MUTUAL FUNDS II, INC.

Notice of Joint Annual Meeting of Shareholders

MARCH 14, 2016, 10:00 a.m., Eastern Time

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road, Radnor PA 19087

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Meeting of Shareholders to be held on March 14, 2016.

In accordance with Securities and Exchange Commission (SEC) rules that permit sending this Notice instead of full proxy materials, we are notifying you that the proxy materials for the Joint Annual Meeting of Shareholders and access to a proxy voting website are available to you over the Internet. Please follow the instructions below to view the proxy materials and vote online, or to request copies. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the recommendations of the Boards of Directors. Your vote is very important.   Please respond immediately to help us avoid potential delays and additional expenses to solicit votes.

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1:             Go to the electronic voting site at www.2voteproxy.com/hmf

Step 2:            Access and view the proxy materials, which consist of our Notice of Joint Annual Meeting of Shareholders, Joint Proxy Statement and form of proxy card by clicking on the links provided.

Step 3:            Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.   We encourage you to access and review all the important information contained in the proxy materials before voting.   The Joint Proxy Statement, Notice of Joint Annual Meeting and form of proxy card are available at www.2voteproxy.com/hmf.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials, which includes a proxy card (see instructions above).  If you wish to vote at the meeting in person, please bring this notice and proper identification with you.  Directions to attend the meeting are available at www.2voteproxy.com/hmf.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

HMF16 - N&A - V4

Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of the proxy materials or the most recent annual or semi-annual report to shareholders, you must request one.   There is no charge.   Please make your request for a copy as instructed below on or before February 29, 2016, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.2voteproxy.com/hmf

Follow the simple instructions to log in and order a paper copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

TELEPHONE – Using a touch-tone phone, call us toll free at 1-855-382-6348 in the U.S. or Canada

Follow the simple instructions to log in to order a paper copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

E-MAIL – Send us an e-mail at proxymaterials@bostonfinancial.com with “Hartford Mutual Funds Material Request” in the subject line.

This e-mail must include in the message 1) Your full name and address, 2) the 14-digit number in the box preceded by an arrow in the center of the front of this notice and 3) your preference to receive current printed proxy materials via mail.  If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address.  If you would like this electronic delivery preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. SHAREHOLDER MEETING INFORMATION

Matter(s) intended to be acted upon at the Joint Annual Meeting of Shareholders are listed below.

The Boards recommend that you vote “FOR” each proposal.

1.               The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (together, the “Companies”).

(01) Hilary E. Ackermann	(03) James E. Davey	(05) Duane E. Hill	(07) William P. Johnston	(09) Lemma W. Senbet
(02) Lynn S. Birdsong	(04) Christine Detrick	(06) Sandra S. Jaffee	(08) Phillip O. Peterson

2.               The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and the Companies, on behalf of the series of the Companies (each a “Fund”).

3.               The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.               The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.               The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.               The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.

HMF16 - N&A - V4